                                                             Draft Dated
                                                           05/03/96, 3:59pm








                                CREDIT AGREEMENT
                           dated as of April 18, 1996

                                  by and among

                              F.Y.I. INCORPORATED,
                           IMAGENT ACQUISITION CORP.,
                         RESEARCHERS ACQUISITION CORP.,
                          RECORDEX ACQUISITION CORP.,
                            DPAS ACQUISITION CORP.,
                      LEONARD ARCHIVES ACQUISITION CORP.,
                          DELIVEREX ACQUISITION CORP.,
                    PERMANENT RECORDS ACQUISITION CORP. and
                     DELIVEREX SACRAMENTO ACQUISITION CORP.

                                      and

                            BANQUE PARIBAS, AS AGENT

                                      and

                            THE LENDERS NAMED HEREIN


                   $5,000,000 REVOLVING CREDIT LOAN FACILITY
                         $30,000,000 TERM LOAN FACILITY

                               TABLE OF CONTENTS


                                                                                              Page
                                                                                              ----
ARTICLE 1 - Definitions ..................................................................      1
     Section 1.1        Definitions, etc. ................................................      1
     Section 1.2        Other Definitional Provisions ....................................     30
     Section 1.3        Accounting Terms and Determinations ..............................     30
     Section 1.4        Financial Covenants ..............................................     31

ARTICLE 2 - Loans ........................................................................     31
     Section 2.1        Commitments ......................................................     31
     Section 2.2        Notes ............................................................     32
     Section 2.3        Repayment of Loans ...............................................     34
     Section 2.4        Interest .........................................................     35
     Section 2.5        Borrowing Procedure ..............................................     36
     Section 2.6        Optional Prepayments, Conversions and Continuations of Loans .....     36
     Section 2.7        Mandatory Prepayments ............................................     37
     Section 2.8        Minimum Amounts ..................................................     38
     Section 2.9        Certain Notices ..................................................     38
     Section 2.10       Use of Proceeds ..................................................     39
     Section 2.11       Fees .............................................................     40
     Section 2.12       Computations .....................................................     40
     Section 2.13       Termination or Reduction of Commitments ..........................     40
     Section 2.14       Letters of Credit ................................................     41

ARTICLE 3 - Payments .....................................................................     44
     Section 3.1        Method of Payment ................................................     44
     Section 3.2        Pro Rata Treatment ...............................................     45
     Section 3.3        Sharing of Payments, Etc. ........................................     45
     Section 3.4        Non-Receipt of Funds by the Agent ................................     46
     Section 3.5        Withholding Taxes ................................................     46
     Section 3.6        Withholding Tax Exemption  .......................................     47

ARTICLE 4 - Yield Protection and Illegality ..............................................     47
     Section 4.1        Additional Costs .................................................     47
     Section 4.2        Limitation on Types of Loans .....................................     49
     Section 4.3        Illegality .......................................................     49
     Section 4.4        Treatment of Affected Loans ......................................     50
     Section 4.5        Compensation .....................................................     50
     Section 4.6        Capital Adequacy .................................................     50
     Section 4.7        Additional Interest on Eurodollar Loans ..........................     51

ARTICLE 5 - Security ..........................................................................      51
     Section 5.1       Collateral .............................................................      51
     Section 5.2       Guaranties .............................................................      52
     Section 5.3       New Subsidiaries .......................................................      52
     Section 5.4       New Mortgaged Properties ...............................................      53
     Section 5.5       Release of Collateral ..................................................      53
     Section 5.6       Setoff .................................................................      54
     Section 5.7       Landlord and Mortgagee Waivers .........................................      54

ARTICLE 6 - Conditions Precedent ..............................................................      54
     Section 6.1       Closing Date Conditions ................................................      54
     Section 6.2       Initial Extension of Credit ............................................      58
     Section 6.3       All Extensions of Credit ...............................................      60
     Section 6.4       Closing Certificates  ..................................................      61
     Section 6.5       Term Loans .............................................................      62

ARTICLE 7 - Representations and Warranties ....................................................      62
     Section 7.1       Corporate Existence ....................................................      62
     Section 7.2       Financial Statements ...................................................      63
     Section 7.3       Corporate Action: No Breach ............................................      63
     Section 7.4       Operation of Business ..................................................      64
     Section 7.5       Intellectual Property ..................................................      64
     Section 7.6       Litigation and Judgments ...............................................      64
     Section 7.7       Rights in Properties; Liens ............................................      64
     Section 7.8       Enforceability .........................................................      64
     Section 7.9       Approvals ..............................................................      65
     Section 7.10      Debt ...................................................................      65
     Section 7.11      Taxes ..................................................................      65
     Section 7.12      Margin Securities ......................................................      65
     Section 7.13      ERISA; Plans ...........................................................      66
     Section 7.14      Disclosure .............................................................      66
     Section 7.15      Capitalization .........................................................      67
     Section 7.16      Agreements .............................................................      68
     Section 7.17      Compliance with Laws  ..................................................      68
     Section 7.18      Investment Company Act .................................................      68
     Section 7.19      Public Utility Holding Company Act .....................................      68
     Section 7.20      Environmental Matters ..................................................      68
     Section 7.21      Labor Disputes and Acts of God .........................................      69
     Section 7.22      Material Contracts .....................................................      70
     Section 7.23      Bank Accounts ..........................................................      70
     Section 7.24      Outstanding Securities .................................................      70
     Section 7.25      Related Transactions Documents .........................................      70
     Section 7.26      Solvency ...............................................................      70
     Section 7.27      Employee Matters .......................................................      71
     Section 7.28      Insurance ..............................................................      71

     Section 7.29      Common Enterprise ........................................................    71
     Section 7.30      Post-IPO Activities ......................................................    71

ARTICLE 8 - Affirmative Covenants ..............................................................     71
     Section 8.1       Reporting Requirements ...................................................    72
     Section 8.2       Maintenance of Existence, Conduct of Business ............................    75
     Section 8.3       Maintenance of Properties ................................................    76
     Section 8.4       Taxes and Claims .........................................................    76
     Section 8.5       Insurance ................................................................    76
     Section 8.6       Inspection Rights ........................................................    78
     Section 8.7       Keeping Books and Records ................................................    78
     Section 8.8       Compliance with Laws .....................................................    78
     Section 8.9       Compliance with Agreements ...............................................    78
     Section 8.10      Further Assurances .......................................................    79
     Section 8.11      ERISA; Plans .............................................................    79
     Section 8.12      Trade Accounts Payable ...................................................    79
     Section 8.13      Unified Cash Management System ...........................................    79
     Section 8.14      No Consolidation .........................................................    79
     Section 8.15      Permitted Acquisitions ...................................................    80

ARTICLE 9 - Negative Covenants .................................................................     80
     Section 9.1       Debt .....................................................................    80
     Section 9.2       Limitation on Liens ......................................................    81
     Section 9.3       Mergers, Etc. ............................................................    81
     Section 9.4       Restricted Payments ......................................................    82
     Section 9.5       Investments ..............................................................    82
     Section 9.6       Limitation on Issuance of Capital Stock ..................................    84
     Section 9.7       Transactions With Affiliates  ............................................    84
     Section 9.8       Disposition of Property ..................................................    84
     Section 9.9       Sale and Leaseback  ......................................................    85
     Section 9.10      Lines of Business  .......................................................    85
     Section 9.11      Environmental Protection .................................................    85
     Section 9.12      Intercompany Transactions ................................................    86
     Section 9.13      Management Fees ..........................................................    86
     Section 9.14      Modification of Other Agreements .........................................    86
     Section 9.15      Bank Accounts  ...........................................................    86
     Section 9.16      ERISA Plans  .............................................................    86
     Section 9.17      Dividend Restrictions  ...................................................    87
     Section 9.18      Second-Tier Subsidiaries  ................................................    87

ARTICLE 10 - Financial Covenants ................................................................    87
     Section 10.1      Consolidated Net Worth ...................................................    87
     Section 10.2      Ratio of Total Senior Debt to EBITDA .....................................    87
     Section 10.3      Ratio of Total Debt to EBITDA ............................................    88
     Section 10.4      Consolidated Fixed Charge Coverage Ratio .................................    88

     Section 10.5       Consolidated Interest Coverage Ratio ....................................     88
     Section 10.6       Capital Expenditures ....................................................     88
     Section 10.7       Minimum EBITDA ..........................................................     89

ARTICLE 11 - Default ............................................................................     90
     Section 11.1       Events of Default .......................................................     90
     Section 11.2       Remedies ................................................................     93
     Section 11.3       Cash Collateral .........................................................     94
     Section 11.4       Performance by the Agent  ...............................................     94

ARTICLE 12 - The Agent ..........................................................................     94
     Section 12.1       Appointment, Powers and Immunities ......................................     94
     Section 12.2       Rights of Agent as a Lender .............................................     95
     Section 12.3       Defaults ................................................................     95
     Section 12.4       INDEMNIFICATION .........................................................     95
     Section 12.5       Independent Credit Decisions ............................................     96
     Section 12.6       Several Commitments .....................................................     97
     Section 12.7       Successor Agent .........................................................     97

ARTICLE 13 - Miscellaneous ......................................................................     97
     Section 13.1       Expenses ................................................................     97
     Section 13.2       INDEMNIFICATION .........................................................     98
     Section 13.3       Limitation of Liability .................................................     99
     Section 13.4       No Duty .................................................................     99
     Section 13.5       No Fiduciary Relationship ...............................................     99
     Section 13.6       Equitable Relief ........................................................     99
     Section 13.7       No Waiver; Cumulative Remedies ..........................................     99
     Section 13.8       Successors and Assigns ..................................................    100
     Section 13.9       Survival ................................................................    103
     Section 13.10      ENTIRE AGREEMENT ........................................................    103
     Section 13.11      Amendments ..............................................................    103
     Section 13.12      Maximum Interest Rate ...................................................    105
     Section 13.13      Notices .................................................................    106
     Section 13.14      GOVERNING LAW; SUBMISSION TO JURISDICTION;
                        SERVICE OF PROCESS ......................................................    106
     Section 13.15      Counterparts ............................................................    107
     Section 13.16      Severability ............................................................    107
     Section 13.17      Headings ................................................................    107
     Section 13.18      Construction ............................................................    107
     Section 13.19      Independence of Covenants ...............................................    107
     Section 13.20      Confidentiality .........................................................    107
     Section 13.21      WAIVER OF JURY TRIAL ....................................................    108
     Section 13.22      Approvals and Consent ...................................................    108
     Section 13.23      Agent for Services of Process ...........................................    108
     Section 13.24      Joint and Several Obligations ...........................................    108

                               INDEX TO EXHIBITS



       Exhibit  Description of Exhibit                      Section
       -------  ----------------------                      -------
       A        Form of Assignment and Acceptance           1.1
       B        Form of Borrowing Base Report               1.1
       C        Form of Revolving Credit Loans Note         1.1 and 2.2
       D        Form of Subordination Agreement             1.1
       E        Form of Swing Loans Note                    1.1
       F        Form of Term Loans Note                     1.1 and 2.2
       G        Form of Notice of Borrowings, Conversions,
                 Continuations or Prepayments               2.9
       H        Form of Borrower Addition Agreement         1.1, 5.3
       I        Form of Solvency Certificate                1.1, 6.2, 8.1




                               INDEX TO SCHEDULES
                               ------------------


Schedule  Description of Schedule
- - --------  -----------------------
1.1(a)    Mortgaged Properties
1.1(b)    Permitted Holders
1.1(c)    Permitted Liens
7.4       Permits, Franchises, Licenses and Authorizations constituting
          Governmental Requirements or involving Governmental Authorities
7.6       Litigation and Judgments
7.7       Ownership of Real Properties
7.10      Existing Debt
7.11      Taxes
7.13      Plans
7.15      F.Y.I. Common Stock; Options, etc.
7.22      Material Contracts
7.23      Bank Accounts
7.27      Employee Matters
7.28      Insurance
9.5       Investments

                                CREDIT AGREEMENT
                                ----------------

     THIS CREDIT AGREEMENT, dated as of April 18, 1996, is by and among F.Y.I. INCORPORATED ("F.Y.I."), a Delaware corporation, IMAGENT ACQUISITION CORP. ("Imagent"), a Delaware corporation, RESEARCHERS ACQUISITION CORP. ("Researchers"), a Delaware corporation, RECORDEX ACQUISITION CORP. ("Recordex"), a Delaware corporation, DPAS ACQUISITION CORP. ("DPAS"), a Delaware corporation, LEONARD ARCHIVES ACQUISITION CORP. ("Leonard"), a Delaware corporation, DELIVEREX ACQUISITION CORP. ("Deliverex"), a Delaware corporation, PERMANENT RECORDS ACQUISITION CORP. ("Permanent"), a Delaware corporation, and DELIVEREX SACRAMENTO ACQUISITION CORP. ("Sacramento"), a Delaware corporation, each of the banks or other lending institutions which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), and BANQUE PARIBAS, a bank organized under the laws of France acting through its Chicago Branch, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:
                                   ---------

      a. F.Y.I. owns all of the issued and outstanding Capital Stock of Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent and Sacramento.

      b. F.Y.I. and its Subsidiaries desire that the Lenders enter into this Agreement pursuant to which the Lenders will extend (i) a revolving credit facility to the Revolving Loans Borrowers (as hereinafter defined) for working capital and general corporate purposes and (ii) a term loan facility to the Term Loans Borrowers (as hereinafter defined) to finance future acquisitions by the Term Loans Borrowers.

      c. F.Y.I. and the other Borrowers, the Lenders identified on the signature pages of this Agreement and the Agent desire to enter into this Agreement for the purposes of providing the credit facilities referred to in Recital B preceding.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                  ARTICLE 1


                                 Definitions
                                 -----------

     Section 1.1 Definitions, etc. Definitions, etc. As used in this Agreement, the following terms shall have the following meanings:

     "Accounting Changes" means as specified in Section 1.3(a).

     "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition by a Person of 50% or more of the Capital Stock of any Person or otherwise causing any Person to become a Subsidiary of the acquiring Person, or (c) a merger, consolidation, amalgamation or any other combination of a Person with another Person.

     "Acquisition Subsidiary" means a Wholly-Owned Subsidiary of F.Y.I. (i) that is created or used as the acquiring entity to acquire assets or to be the surviving corporation in a merger in order to consummate a Permitted Acquisition, or (ii) the Capital Stock of which is acquired by F.Y.I. to consummate a Permitted Acquisition.

     "Additional Costs" means as specified in Section 4.1(a).

     "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) determined by the Agent to be equal to (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period divided by
(b) one minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

     "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds fifty percent or more of any class of voting Capital Stock of such Person; or (c) fifty percent or more of the voting Capital Stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, in no event shall the Agent or any Lender be deemed an Affiliate of F.Y.I. or any of its Subsidiaries.

     "Agent" means as specified in the introductory paragraph of this Agreement.

     "Agent's Letter" means the letter dated as of April 18, 1996 (and accepted by F.Y.I. as of April 18, 1996) between F.Y.I. and the Agent.

     "Aggregate Borrowing Base" means at any time, without duplication, an amount equal to (a) 85% of Eligible Receivables of all Revolving Loans Borrowers plus (b) 50% of Eligible Inventory of all Revolving Loans Borrowers.

     "Aggregate Commitment Percentage" means, as to any Lender, the percentage equivalent of a fraction, the numerator of which is the sum of the outstanding Revolving Credit Loans Commitment of such Lender (or, if such Commitment has terminated or expired, the outstanding principal amount of its Revolving Credit Loans and its Letter of Credit Liabilities), plus the Term Loans Commitment of such Lender (or if such Commitment has terminated or expired, the outstanding principal amount of the Term Loans of such Lender), and the denominator of which is the sum of the outstanding Revolving Credit Loans Commitments of all Lenders (or, if such Commitments have terminated or expired, the outstanding principal amount of the Revolving Credit Loans and the Letter of Credit Liabilities), plus the outstanding Term Loans Commitments of all Lenders (or if such Commitments have terminated or expired, the outstanding principal amount of the Term Loans of all Lenders).

     "Agreement" means this Agreement and any and all amendments, modifications, supplements, renewals, extensions or restatements hereof.

     "Applicable Lending Office" means for each Lender and each Type of Loan, the Lending Office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to F.Y.I. and the Agent as the office by which its Loans of such Type are to be made and maintained.

     "Applicable Margin" means (a) 1.50% with respect to Prime Rate Loans and
(b) 3.0% with respect to Eurodollar Loans.

     "Asset Disposition" means the disposition of any or all of the Property (other than sales of Inventory in the ordinary course of business and the grant of a Lien as security) of F.Y.I. or any of its Subsidiaries, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding any involuntary disposition resulting from casualty damage to Property.

     "Assignee" means as specified in Section 13.8(b).

     "Assigning Lender" means as specified in Section 13.8(b).

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by the Agent pursuant to Section 13.8(e), in substantially the form of Exhibit A hereto.

     "Bankruptcy Code" means as specified in Section 11.1(e).

     "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

     "Borrower" means any of the Revolving Loans Borrowers or the Term Loans Borrowers, and "Borrowers" means all of such borrowers.

     "Borrower Addition Agreement" means an agreement substantially in the form attached hereto as Exhibit H pursuant to which an Acquisition Subsidiary or, to the extent permitted hereunder, another Wholly-Owned Subsidiary of F.Y.I., becomes a Borrower under this Agreement.

     "Borrowing Base" means, for any Revolving Loans Borrower at any date of determination, an amount equal to (a) 85% of Eligible Receivables owned by such Revolving Loans Borrower plus (b) 50% of Eligible Inventory owned by such Revolving Loans Borrower, plus (c) $1,000,000.

     "Borrowing Base Report" means a report in substantially the form of Exhibit B attached hereto and completed and certified by a Responsible Officer of F.Y.I., with respect to the determination of the Borrowing Base for each Revolving Loans Borrower.

     "Business Day" means (a) any day on which commercial banks are not authorized or required to close in New York, New York or Chicago, Illinois, and
(b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by F.Y.I. or any of its Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures, exclusive of any expenditures for Acquisitions.

     "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Capital Stock" means corporate stock and any and all shares, partnership interests, limited partnership interests, limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership or another entity).

     "Change of Control" means the existence or occurrence of any of the following: (a) any of the Capital Stock of any Borrower, other than F.Y.I., is owned by any Person other than F.Y.I.; (b) any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in Section 13d-3 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of F.Y.I.; (c) individuals who, as of the Closing Date, constitute the Board of Directors of F.Y.I. (the "F.Y.I. Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of F.Y.I.; provided, however, that any individual becoming a director of F.Y.I. subsequent to the Closing Date whose election, or nomination for election by F.Y.I.'s shareholders was approved by a vote of at least a majority of the directors then comprising the F.Y.I. Incumbent

Board shall be considered as though such individual were a member of the F.Y.I. Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of F.Y.I.; or (d) the consummation of any transaction the result of which is that any Person or group beneficially owns more of the voting stock of F.Y.I. than is beneficially owned, in the aggregate, by the Permitted Holders.

     "Closing Date" means April 18, 1996, the date of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

     "Collateral" means all Property of any nature whatsoever upon which a Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

     "Commitment Percentage" means, as to any Lender and as to any of its Commitments (as may be applicable based upon the context in which such term is used), the percentage equivalent of a fraction, the numerator of which is the aggregate amount of the applicable Commitment(s) of such Lender, and the denominator of which is the aggregate amount of such applicable Commitment(s) of all of the Lenders, as adjusted from time to time in accordance with Section 13.8.

     "Commitments" means the Revolving Credit Loans Commitments and the Term Loans Commitments.

     "Consolidated Current Assets" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of F.Y.I. and its Subsidiaries.

     "Consolidated Current Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of F.Y.I. and its Subsidiaries.

     "Consolidated Current Ratio" means, at any particular time, the ratio of Consolidated Current Assets to Consolidated Current Liabilities.

     "Consolidated Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) (i) EBITDA of F.Y.I. and its Subsidiaries for such period minus
(ii) Capital Expenditures of F.Y.I. and its Subsidiaries paid during such period, to (b) the Fixed Charges of F.Y.I. and its Subsidiaries for such period.

     "Consolidated Funded Debt" means, at any particular time, (a) all Debt of F.Y.I. and its

Subsidiaries which matures by its terms, or is renewable at the option of F.Y.I. or any of its Subsidiaries, to a date more than one year after the original creation of such Debt and (b) all other Debt which would be classified as "funded indebtedness" or "long-term indebtedness" on a consolidated balance sheet of F.Y.I. and its Subsidiaries as of such date in accordance with GAAP.

     "Consolidated Interest Coverage Ratio" means, for any period, the ratio of
(a) EBITDA of F.Y.I. and its Subsidiaries for such period to (b) Consolidated Interest Expense for such period.

     "Consolidated Interest Expense" means, for any period, all interest on Debt of F.Y.I. and its Subsidiaries (or other applicable Person) paid or accrued during such period, including the interest portion of payments under Capital Lease Obligations, but excluding any fees paid by F.Y.I. and its Subsidiaries prior to or on the Closing Date in connection with the closing of the transactions evidenced by this Agreement to the extent that the same have been capitalized in accordance with GAAP.

     "Consolidated Net Income" means, for any period, the net income (or loss) of F.Y.I. and its Subsidiaries (or other applicable Person) for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of F.Y.I. and its Subsidiaries.

     "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.6 of a Eurodollar Loan as a Eurodollar Loan of the same Type from one Interest Period to the next Interest Period.

     "Contract Rate" means as specified in Section 13.12(a).

     "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.6 or Article 4 of one Type of Loan into the other Type of Loan.

     "Currency Hedge Agreement" means any currency hedge or exchange agreement, option or futures contract or other agreement intended to protect against or manage a Person's exposure to fluctuations in currency exchange rates.

     "Current Date" means a date occurring no more than 30 days prior to the Closing Date or such earlier date which is reasonably acceptable to the Agent.

     "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money,
(b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 120 days, and excluding Seller Earn Out,

(d) all Capital Lease Obligations of such Person, (e) all Debt of others Guaranteed by such Person, (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person, (i) all indebtedness, liabilities and obligations of such Person under Interest Rate Protection Agreements or Currency Hedge Agreements, and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any Plan.

     "Debt Issuance" means any issuance by F.Y.I. or any other Borrower or any Subsidiary of any Borrower of any Debt of F.Y.I. or such Borrower or Subsidiary, respectively, which Debt is issued or sold by F.Y.I. or any other Borrower or Subsidiary of any Borrower primarily for the purpose of raising capital or increasing liquidity and which Debt consists of Debt of the types referred to in clauses (a) or (b) of the definition of "Debt", but not of the types of Debt referred to in clauses (c), (d), (e), (g), (h), (i) or (j) of the definition of "Debt". The incurrence of Seller Subordinated Debt does not constitute "Debt Issuance."

     "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

     "Default Rate" means, in respect of any principal of any Loan, any Reimbursement Obligation or any other amount payable by any Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of two percent plus the Prime Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans; provided, however, that if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, two percent plus the interest rate for such Eurodollar Loan for such Interest Period as provided in Section 2.4(a)(ii) hereof and, thereafter, the rate provided for above in this definition.

     "Deposit Account" means a deposit account maintained by the applicable Borrower or Borrowers with a bank selected by such Borrower or Borrowers and reasonably acceptable to the Agent.

     "Dollars" and "$" mean lawful money of the U.S.

     "EBITDA" means, for any period, without duplication, the sum of the following for F.Y.I. and its Subsidiaries (or other applicable Person) for such period determined on a consolidated basis in accordance with GAAP: (a) Consolidated Net Income, plus (b) Consolidated Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Consolidated Net Income, plus (d) depreciation and amortization expense and other non-cash, non-tax items to the extent deducted in determining Consolidated Net Income, minus
(e) non-cash income to the extent included in determining Consolidated
Net Income. For purposes of calculating the EBITDA of F.Y.I. and its consolidated Subsidiaries for any period of four consecutive fiscal quarters including, without limitation, the four consecutive fiscal quarter period used in determining compliance with the twelve month trailing EBITDA requirement in clause (e) of the definition of Permitted Acquisition, the EBITDA associated with any Person or assets acquired in a Permitted Acquisition during such period of four consecutive fiscal quarters shall be added, without duplication, in accordance with the following procedures: (a) if the Permitted Acquisition and the EBITDA of the Person or assets acquired were approved in writing by Required Lenders, that EBITDA will be included for such period, and (b) if the Permitted Acquisition was not required to be approved in writing by Required Lenders, (i) for any calculation of EBITDA which takes place at the end of the fiscal quarter in which the Permitted Acquisition took place, only the actual EBITDA generated by the acquired Person or assets following the Permitted Acquisition will be included in the calculation of EBITDA for such period, (ii) for any calculation of EBITDA which takes place at the end of the fiscal quarter following the fiscal quarter in which the Permitted Acquisition took place, the actual EBITDA generated by the acquired Person or assets following the Permitted Acquisition in the most recent two fiscal quarters will be multiplied by two and the result will be included in the calculation of EBITDA for such period, (iii) for any calculation of EBITDA which takes place at the end of the second fiscal quarter following the fiscal quarter in which the Permitted Acquisition took place, the actual EBITDA generated by the acquired Person or assets following the Permitted Acquisition in the most recent three fiscal quarters will be multiplied by four-thirds (4/3) and the result will be included in the calculation of EBITDA for such period, and (iv) for any calculation of EBITDA which takes place at the end of the third fiscal quarter following the fiscal quarter in which the Permitted Acquisition took place, the actual EBITDA generated by the acquired Person or assets following the Permitted Acquisition in the most recent four fiscal quarters will be included in the calculation of EBITDA for such period. Consolidated Net Income of any Borrower for any period shall be excluded from the calculation of EBITDA if and to the extent that any Seller Earn Out is accrued or required to be paid (without duplication) in respect of such Borrower during such period.

     "Eligible Assignee" means (a) any Affiliate of a Lender or (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) acceptable to the Agent and approved by F.Y.I., which approval shall not unreasonably be withheld.

     "Eligible Inventory" means, as to any Revolving Loans Borrower at any date of determination, the value of all Inventory then owned by (and in the possession of) such Revolving Loans Borrower and held for sale or disposition in the ordinary course of business, in which the Agent has a perfected, first priority security interest pursuant to the Security Documents, valued at the lower of (a) on a first-in, first-out basis, actual cost or (b) fair market value. Eligible Inventory shall not include any (A) Inventory that has been shipped or delivered to a customer on consignment, a sale-or-return basis, or on the basis of any similar understanding, or which is being stored pursuant to a request from an account debtor as provided in paragraph (d) of the definition of Eligible Receivables, (B) Inventory with respect to which a claim exists disputing the applicable Borrower's title to or right to possession of such Inventory,
(C) Inventory that is not in good condition or does not comply with any Governmental Requirement with respect to its manufacture, use or sale, (D) Inventory that is located outside the U.S., (E) Inventory produced in violation of the Fair Labor Standards Act, (F) Inventory that is evidenced by a negotiable or non-negotiable document of title, and (G) Inventory that has become obsolete, is more than one year old, or has been damaged or is not saleable in its present state for the use for which it was manufactured or purchased.

     "Eligible Receivables" means, as to any Revolving Loans Borrower at any date of determination, without duplication, the aggregate of each Receivable owned by such Revolving Loans Borrower created in the ordinary course of business which satisfies each of the following conditions:

           (a) Such Receivable complies with all applicable Governmental Requirements, including, without limitation to the extent applicable, usury laws, the Federal Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System;

           (b) Such Receivable, at the date of issuance of its invoice, was payable not more than 90 days after the original date of issuance of the invoice therefor;

           (c) Such Receivable has not been outstanding for more than 60 days past the due date of the invoice;

           (d) Such Receivable was created in connection with (i) the sale of Inventory by the applicable Borrower in the ordinary course of business and such sale has been fully consummated and such Inventory has been shipped and delivered and received by the account debtor or, if such Inventory has not been so shipped, delivered and received, such Inventory
      (A) is being stored by the applicable Borrower pursuant to a request from the account debtor and (B) has been ordered by the account debtor pursuant to a valid purchase order, or (ii) the performance of services by the applicable Borrower in the ordinary course of business and such services have been completed and accepted by the account debtors;

           (e) Such Receivable represents a legal, valid and binding payment obligation of the account debtor enforceable in accordance with its terms and arising from an enforceable contract, the performance of which contract, insofar as it relates to such Receivable, has been completed by the applicable Borrower.

           (f) Such Receivable does not arise from the sale of any Inventory on a bill-and hold (except as permitted in clause (d)(i) preceding), guaranteed sale, sale-or-return, sale on approval, consignment or any other repurchase or return basis;

           (g) The applicable Borrower has good and indefeasible title to such Receivable, the Agent holds a perfected first priority Lien on such Receivable pursuant to the Security Documents, and such Receivable is not subject to any Liens except Liens in favor of the

      Agent pursuant to the Loan Documents;

           (h) Such Receivable does not arise out of a contract with, or an order from, an account debtor that, by its terms (other than terms which are invalid under applicable law), prohibits or makes void or unenforceable the grant of a security interest to the Agent in and to such Receivable;

           (i) The amount of such Receivable included in Eligible Receivables is not subject to any setoff, counterclaim, defense, dispute, recoupment or adjustment other than normal discounts for prompt payment;

           (j) The account debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due or suffered a receiver or trustee to be appointed for any of its assets or affairs;

           (k) Such Receivable is not evidenced by chattel paper or instruments unless the Lien on such chattel paper or instrument is a perfected first priority Lien on such chattel paper or instrument in favor of the Agent pursuant to the Security Documents;

           (l) The account debtor has not returned or refused to retain, or otherwise notified the applicable Borrower or any other Loan Party of any dispute concerning, or claimed nonconformity of, any of the Inventory or services relating to such Receivable;

           (m) Such Receivable is not owed by an Affiliate of any Borrower;

           (n) Such Receivable is payable in Dollars;

           (o) The account debtor with respect to such Receivable is not domiciled in or organized under the laws of any country other than the U.S., unless such Receivable is fully secured by a letter of credit issued or confirmed by a bank acceptable to the Agent and which has capital and surplus exceeding $100,000,000 and such letter of credit contains terms and conditions reasonably acceptable to the Agent;

           (p) Such Receivable is not owed by an account debtor as to which more than twenty percent of the aggregate balances then outstanding on Receivables owed by such account debtor thereon and/or its Affiliates to the applicable Borrower are more than 90 days past due from the dates of their original invoices;

           (q) The account debtor with respect to such Receivable is not the U.S. or any department, agency or instrumentality thereof unless, with respect to the Lien on such Receivable in favor of the Agent, there has been compliance with the Federal Assignment of Claims Act of 1940, as amended to the satisfaction of the Agent;

           (r) The account debtor with respect to such Receivable is not located in New Jersey, Minnesota, West Virginia or any other state denying creditors access to its courts in the absence of a notice of business activities report or other similar filing, unless the applicable Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a notice of business activities report or similar appropriate filing with the applicable state agency for the then-current year; and

           (s) Such Receivable is not owed by an account debtor as to which the aggregate of all Receivables owing by such account debtor or an Affiliate of such account debtor exceeds ten percent of the aggregate of all Receivables at such date, provided that the amount of Receivables owing by such account debtor that does not exceed ten percent of the aggregate of all Receivables at such date shall not be excluded pursuant to this clause (s).

     The amount of the Eligible Receivables owed by an account debtor to the applicable Borrower shall be net of, and shall be reduced by (if and to the extent not already so reduced by virtue of the preceding clauses of this definition), the amount of all contra accounts, reserves, credits, rebates and (subject to the proviso below) other indebtedness, liabilities or obligations owed by the applicable Borrower and its Subsidiaries to such account debtor; provided, however, that the existence of any such other indebtedness, liabilities or obligations owed by the applicable Borrower or its Subsidiaries to such account debtor shall not, in and of itself, reduce the amount of Eligible Receivables owed by such account debtor by the amount of such other indebtedness, liabilities or obligations (for purposes of this sentence or clause (i) preceding of this definition) except to the extent that such other indebtedness, liabilities or obligations are then due.

     "Environmental Law" means any federal, state, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U. S. C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U S.C. Section 651 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Clean Water Act, 33 U. S. C. Section 1251 et seq., the Emergency Planning and Community Right to Know Act, 42 U. S. C.
Section 11001 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136 et seq., and the Toxic Substances Control Act, 15 U.S.C.
Section  2601 et seq., and any state or local counterparts.

     "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

     "Equity Issuance" means any issuance by F.Y.I., any other Borrower or any Subsidiary of any Borrower of any Capital Stock of F.Y.I. or such other Borrower or Subsidiary, respectively.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

     "Eurodollar Loans" means Loans that bear interest at rates based upon the Eurodollar Rate and the Adjusted Eurodollar Rate.

     "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Reference Lender at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period for the offering by the Reference Lender to leading banks in the London interbank market of Dollar deposits in immediately available funds having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan made by the Reference Lender to which such Interest Period relates. If the Reference Lender is not participating in any Eurodollar Loans during any Interest Period therefor (whether as a result of Section 4.4 or for any other reason), the Eurodollar Rate and the Adjusted Eurodollar Rate for such Loans for such Interest Period shall be determined by reference to the amount of the Loans which the Reference Lender would have made had it been participating in such Loans.

     "Event of Default" has the meaning specified in Section 11.1.

     "Excess Cash" means, at any date of determination, the positive balance of cash and cash equivalents of F.Y.I. and its Subsidiaries less $1,000,000.

     "Excess Insurance Proceeds" means any and all proceeds of any Insurance Recovery which F.Y.I. or its Subsidiary (as applicable) (a) has elected to not apply to the repair, construction or replacement of the Property affected or to the purchase of other, similar Property for use in its business or (b) has not both (i) elected to apply to the repair, construction or replacement of the Property affected or to the purchase of other, similar Property for use in its business within 90 days of the event giving rise to the Insurance Recovery and
(ii) actually applied to such repair, construction, replacement or purchase (A) within 180 days after the earliest to occur of the receipt of such proceeds by F.Y.I., any of its Subsidiaries or the Agent, with respect to an Insurance

Recovery relating to other than real Property, or (B) commencing within 180 days after the earliest to occur of the receipt of such proceeds by F.Y.I., any of its Subsidiaries or the Agent and continuing in a reasonably prompt and diligent fashion thereafter, with respect to an Insurance Recovery relating to real Property.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Reference Lender on such day on such transactions as determined by the Agent.

     "Fixed Charges" means, for any period, the sum of (a) Consolidated Interest Expense of F.Y.I. and its Subsidiaries during such period, plus (b) all scheduled payments (as such scheduled payments are reduced by application of any prepayments) of principal with respect to the Term Loans and other outstanding Debt during such period, plus (c) taxes of F.Y.I. and its Subsidiaries paid or payable in cash during such period.

     "F.Y.I. Common Stock" means the common stock of F.Y.I., par value $.01 per share.

     "F.Y.I. Equity Documents" means F.Y.I.'s Certificate of Incorporation and the F.Y.I. Common Stock.

     "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, Permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

     "Guaranties" means the Guaranty Agreements in form and substance satisfactory to the Agent executed by F.Y.I. and each of its Subsidiaries and any other Loan Party (one executed by each such Loan Party), dated the Closing Date, in favor of the Agent for the benefit of the Agent and the Lenders, and any Guaranty Agreement executed pursuant to Section 5.3 hereof, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Hazardous Material" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

     "Insurance Recovery" means, with respect to any Property of F.Y.I. or any of its Subsidiaries and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by F.Y.I. or any of such Subsidiaries, or the payment by an insurance company to the Agent, of proceeds of any such property or casualty insurance in an amount or aggregate amount (as applicable) in excess of $100,000.

     "Intellectual Property" means any U.S. or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

     "Intercompany Debt" means as specified in Section 9.1(e).

     "Interest Period" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Prime Rate Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the applicable Borrower or Borrowers may select as provided in Section 2.9 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond an applicable Maturity Date shall end on such Maturity Date; (c) no more than seven (7) Interest Periods for Eurodollar Loans shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; (e) no Interest Period shall have a duration of more than six months; and (f) no Interest Period for a Term Loan may commence before and end after any principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date shall be equal to or less than the amount of the Term Loans scheduled to be outstanding hereunder after such principal payment date.

     "Interest Rate Protection Agreements" means, with respect to any Borrower, an interest rate swap, cap or collar agreement or similar arrangement between such Borrower and one or more Lenders that are parties to this Agreement providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies.

     "Inventory" means all inventory now owned or hereafter acquired by F.Y.I. or any of its Subsidiaries wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property covered by a Mortgage) for service or held as raw materials, work in process, or supplies or materials used or consumed in the business of F.Y.I. or any of its Subsidiaries.

     "Investments" means as specified in Section 9.5.

     "IPO" means F.Y.I.'s public offering of 2,185,000 shares of F.Y.I. Common Stock which offering closed in January of 1996 and was made pursuant to the [Registration Statement].

     "IPO Documents" means that certain registration statement of F.Y.I. Incorporated on Form S-1, No. 33-98608, the final version of which was filed with the Securities and Exchange Commission on January 23, 1996, that certain underwriting agreement between Montgomery Securities, William Blair & Co., L.L.C. and F.Y.I., regarding the public offering of 1,900,000 shares of common stock, dated January 22, 1996, and each other document filed with the

Securities and Exchange Commission or any state securities commission in connection with the IPO.

     "Issuing Bank" means Banque Paribas.

     "Lender" and "Lenders" means as specified in the initial paragraph of this Agreement.

     "Letter of Credit" means any standby letter of credit issued by the Issuing Bank for the account of the applicable Borrower or Borrowers pursuant to this Agreement,

     "Letter of Credit Agreement" means, with respect to each Letter of Credit to be issued by the Issuing Bank therefor, the letter of credit application and reimbursement agreement which such Issuing Bank requires to be executed by the account party or parties in connection with the issuance of such Letter of Credit.

     "Letter of Credit Liabilities" means, at any time, the aggregate undrawn face amounts of all outstanding Letters of Credit and all unreimbursed drawings under Letters of Credit issued pursuant to the Revolving Credit Loans Commitments.

     "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law or otherwise.

     "Loan Documents" means this Agreement, the Notes, the Security Documents, the Agent's Letter, the Letters of Credit, the Letter of Credit Agreements, any Interest Rate Protection Agreement or Currency Hedge Agreement between F.Y.I. or any Subsidiary of F.Y.I. and any Lender, any Subordination Agreements, and all other agreements, documents and instruments now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Loan Party" means F.Y.I., each of its Subsidiaries and any other Person who is or becomes a party to any agreement, document or instrument that Guarantees or secures payment or performance of the Obligations or any part thereof.

     "Loans" means the Term Loans, the Revolving Credit Loans and the Swing Loans, and "Loan" means any of the Term Loans, the Revolving Credit Loans or the Swing Loans.

     "Material Adverse Effect" means any material adverse effect, or the occurrence of any event or the existence of any condition that could reasonably be expected to have a material adverse effect, on (a) the business or financial condition or performance of F.Y.I. and its Subsidiaries, taken as a whole, (b) the ability of F.Y.I. with respect to the Term Loans or the Borrowers with respect to the Revolving Credit Loans to pay and perform the Obligations when due, or (c) the validity or enforceability of (i) any of the Loan Documents,
(ii) any Lien created or purported to be created by any of the Loan Documents or the required priority of any such Lien, or (iii) the rights and remedies of the Agent or the Lenders under any of the Loan Documents.

     "Material Contracts" means, as to any Person, any supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, such Person or any of its Subsidiaries party to such agreement or contract, or by which such Person or any of its Subsidiaries or any of their respective Properties are otherwise bound, during any fiscal year of the Person exceeds $500,000 as of the Closing Date and $750,000 thereafter with respect to expenditures required by such Person, or $1,000,000 as of the Closing Date and $2,000,000 thereafter with respect to revenues which the other party to the contract is required to pay to such Person, and any and all amendments, modifications, supplements, renewals or restatements thereof.

     "Maturity Date" means the Term Loans Maturity Date or the Revolving Credit Loans Maturity Date, as the case may be.

     "Maximum Rate" means, with respect to any Lender, the maximum non-usurious interest rate (or, if the context so permits or requires, an amount of interest calculated at such rate), if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the applicable Borrower or Borrowers at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law if, contrary to the intent of the parties, Texas law is ever used to determine the Maximum Rate, the applicable rate ceiling shall be the indicated rate ceiling described in, and computed in accordance with, Article 5069-1.04, Vernon's Texas Civil Statutes; provided, however, that, to the extent permitted by applicable law, the Agent shall have the right to change the applicable rate ceiling from time to time in accordance with applicable law.

     "Mortgaged Properties" means, collectively, the fee-owned Properties and leasehold interests in the Properties listed on Schedule 1.1(a) hereof which are or are to be subject to the Mortgages, and any such after-acquired Properties which become subject to a Mortgage pursuant to Section 5.4 hereof.

     "Mortgages" means the deed of trusts, leasehold deeds of trust, mortgages, leasehold mortgages, collateral assignments of leases and other real estate security documents executed and delivered on or about the Closing Date or thereafter pursuant to this Agreement by F.Y.I. or any of its Subsidiaries or any other Loan Party in favor of the Agent for the benefit of the Agent and the Lenders with respect to any Mortgaged Property, and any and all amendments, modifications, supplements, renewals or restatements thereof.

     "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by or are required from any Loan Party or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

     "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross amount of cash received by F.Y.I. or any of its Subsidiaries from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by F.Y.I. or any of its Subsidiaries directly resulting from such Asset Disposition (including the amount, if any, estimated by F.Y.I. in good faith at the time of such Asset Disposition for taxes payable by F.Y.I. or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred by F.Y.I. or such Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of F.Y.I. and including any transfer or similar taxes) excluding any fees or expenses paid to an Affiliate of F.Y.I., minus (d) amounts applied to the repayment of indebtedness (other than the Obligations) secured by a Permitted Lien on the Property subject to the Asset Disposition, minus (e) the actual amount refunded to the seller as a result of a post-closing purchase price adjustment which occurs within 180 days of the closing and is provided for in the asset purchase agreement or the stock purchase agreement as provided to the Lenders prior to the Acquisition. "Net Proceeds" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in clauses (b), (c) and (d) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain, except such proceeds and awards as are released to and used by F.Y.I. or any of its Subsidiaries in accordance with Section 8.5(b). "Net Proceeds" means, with respect to any Equity Issuance or Debt Issuance, (a) the gross amount of cash or other consideration received from such Equity Issuance or Debt Issuance, as the case may be, minus (b) the reasonable out-of-pocket costs and expenses incurred by the issuer in connection with such Equity Issuance or Debt Issuance, as the case may be (including reasonable underwriting fees paid to a Person other than an Affiliate of F.Y.I.) excluding any fees or expenses paid to an Affiliate of F.Y.I..

     "Nonconsenting Lender" means as specified in Section 13.11.

     "Notes" means the Revolving Credit Loans Notes, the Swing Loans Note, and the Term Loans Notes, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including promissory notes issued by any Borrower pursuant to Section 13.8), and "Note" means any of such promissory notes.

     "Obligations" means any and all (a) indebtedness, liabilities and obligations of the Loan Parties, or any of them, to the Agent, the Issuing Bank and the Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Loan Parties to repay the Loans, the Letter of Credit Liabilities and the Reimbursement Obligations, to pay interest on the Loans, the Letter of Credit Liabilities and Reimbursement Obligations (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and (ii) the indebtedness constituting the Loans, the Letter of Credit Liabilities, the Reimbursement Obligations and such fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of F.Y.I. or any of its Subsidiaries under any and all Interest Rate Protection Agreements and Currency Hedge Agreements that it may enter into with any Lender to the extent permitted by
Section 9.1(f).

     "Operating Lease" means, with respect to any Person, any lease, rental or other agreement for the use by that Person of any Property which is not a Capital Lease Obligation.

     "Outstanding Credit" means, at any particular time, the sum of (a) the outstanding principal amount of the Revolving Credit Loans, plus (b) the outstanding principal amount of the Swing Loans, plus (c) the Letter of Credit Liabilities.

     "Paribas" means Banque Paribas, a bank organized under the laws of the Republic of France.

     "Payor" means as specified in Section 3.4.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

     "Pension Plan" means an employee pension benefit plan as defined in
Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Closing Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by any Borrower or any ERISA Affiliate for employees of any Borrower or any ERISA Affiliate.

     "Peril" means as specified in Section 8.5(a).

     "Permit" means any permit, certificate, approval, order, license or other authorization.

     "Permitted Acquisition" means any Acquisition which has been approved in writing by the Agent and Required Lenders or any other Acquisition which satisfies each of the following requirements: (a) the acquiror (or surviving corporation if the acquisition is by means of a merger) is (i) F.Y.I. or any other Borrower (subject to the limitations of Section 9.18), or (ii) any Acquisition Subsidiary which becomes a Borrower prior to or concurrently with the Acquisition pursuant to Section 5.3 (unless disapproved by the Agent, which disapproval shall be conclusively presumed by the failure of the Agent for any reason to execute the appropriate Borrower Addition Agreement in the space provided for acceptance by the Agent), (b) the assets to be acquired in connection with such Acquisition are assets that are to be used in the existing businesses of the acquiror as such business is presently conducted, (c) such acquisition has been approved by the Board of Directors of the acquired entity, (d) the acquired entity shall have generated positive EBITDA during the twelve-month period preceding the Acquisition, as audited or reviewed by an accounting firm acceptable to the Agent, after adjusting for excess owners' compensation and other pro forma charges as validated by the Agent, (e) drawings to fund such Acquisitions will be permitted only to the extent that the outstanding principal amount of the Loans do not exceed 2.5 times EBITDA for the four fiscal quarters most recently completed of F.Y.I. and its Subsidiaries (and including the acquired entity's trailing twelve month EBITDA, if audited or reviewed by an accounting firm acceptable to the Agent) (EBITDA may include proforma adjustments to an acquired entity's earnings acceptable to the Agent),
(f) after any time at which $9,000,000 in Loans is or has been outstanding, no single Permitted Acquisition shall exceed $4,000,000, in total consideration (including any Debt assumed or guaranteed in connection therewith), without Required Lenders' approval, (g) after any time at which $9,000,000 in Loans is or has been outstanding, the aggregate amount of all such subsequent Acquisitions shall not exceed $8,000,000, in total consideration (including any Debt assumed or guaranteed in connection therewith) in any twelve month period without Required Lenders' approval, (h) prior to and after giving effect to the Acquisition, no Default shall exist, (i) after giving effect to such acquisition, F.Y.I. will not violate any financial covenant, (j) no material part of the Property or business operations to be acquired is located outside the U.S. or Canada, and (k) the Borrower shall have complied with Sections 6.5 and 8.15; provided, however, that up to $2,000,000 (valued at total purchase consideration including any Debt assumed or guaranteed in connection therewith) in Acquisitions made during the term of this Agreement will be deemed to be Permitted Acquisitions despite their failure to meet the requirements of items
(d) or (j) preceding so long as (i) no such acquired entity or entities shall have annual sales in excess of $4,000,000 or cumulative EBITDA losses (individually for any one such acquired entity or in the aggregate for all such acquired entities) in excess of $300,000 incurred in the twelve-month period preceding the respective dates of acquisition, and (ii) Mexico is the only jurisdiction outside the U.S. or Canada where any material part of the Property or business operations of the entity or entities to be acquired is located.

     "Permitted Acquisition Documents" means any acquisition agreement and each other material agreement, document or instrument executed or delivered in connection with or pursuant to any Permitted Acquisition.

     "Permitted Capital Expenditures" means as specified in Section 10.6.

     "Permitted Holders" means (a) the individuals listed on Schedule 1.1(b) attached hereto and incorporated herein by reference, and (b) any spouse, parent, sibling, child or grandchild of any of the aforesaid individuals (in each case, whether such relationship arises from birth, adoption or through marriage) or any trust established for the benefit of any such individuals or any spouse, parent, sibling, child or grandchild of any such individuals (in each case whether such relationship arises from birth, adoption or through marriage).

"Permitted Liens" means:

     (a) Liens disclosed on Schedule 1.1(c) hereto;

     (b) Liens securing the Obligations in favor of the Agent (for the benefit of the Agent and the Lenders) pursuant to the Loan Documents;

     (c) Encumbrances consisting of easements, zoning restrictions or other restrictions on the use of real Property or, as to the real Property referred to in clause (ii) below only, imperfections to title that (i) as to any Mortgaged Property, do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of F.Y.I. or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use, and (ii) as to any real Property other than Mortgaged Property, were entered into in the ordinary course of business and could not have a Material Adverse Effect;

     (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

     (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith and for which adequate reserves have been established;

     (f) Liens resulting from good faith deposits to secure payment of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) or leases, all in the ordinary course of business;

     (g) Purchase-money Liens on any Property hereafter acquired or the assumption after the Closing Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred or assumed after the Closing Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

          (i) any Property subject to the foregoing is acquired by F.Y.I. or any of its Subsidiaries in the ordinary course of its business and the Lien on the Property attaches concurrently or within 90 days after the acquisition thereof;

          (ii) the Debt secured by any Lien so created, assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby;

               (iii) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and

               (iv) the Debt secured by all such Liens shall not exceed $2,000,000 at any time outstanding in the aggregate;

          (h) Easements, rights-of-way, restrictions and other Liens and imperfections to title that are approved by the Agent and are listed on Exhibit B to any Mortgage; and

          (i) Any extension, renewal or replacement of any of the foregoing, provided that Liens permitted hereunder shall not be extended or spread to cover any additional indebtedness or Property; and

          (j) Liens securing either (i) the $2,400,000 Prince Georges County, Maryland Variable Rate Demand/Fixed Rate Revenue Bonds (B&B Records Center, Inc. Facility), 1989 issue, but only to the extent that a Borrower has acquired the assets or Capital Stock of B&B Information and Image Management, Inc. in a Permitted Acquisition and the Liens relate only to the assets acquired and secure only Debt outstanding at the time of the Permitted Acquisition and which Debt is permitted under Section 9.1(h), or
     (ii) other industrial development bonds to the extent that no Permitted Acquisition of B&B Information and Image Management, Inc. has been consummated by any Borrower or any Subsidiary of any Borrower and the Debt evidenced by such other industrial development bonds is permitted under
     Section 9.1(h) (but at no time may the Borrowers or their respective Subsidiaries taken as a whole have any Liens on any of their Properties or revenues under both clauses j(i) and j(ii) at the same time, and if at any time any of the Liens of the type described in clause (j)(i) affect any Property or revenue of any Borrower or any Subsidiary of any Borrower, no Liens of the type described in clause (j)(ii) will be permitted);

provided, however, that none of the Permitted Liens (except those in favor of the Agent) may attach or relate to the Capital Stock of or any other ownership interest in F.Y.I. or any of its Subsidiaries.

     "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, Governmental Authority or other entity.

     "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA established or maintained or contributed to by any Loan Party opposing counsel any ERISA Affiliate, including any Pension Plan.

     "Prime Rate" means, at any time, the greater of (a) the rate of interest per annum then most recently established by Banque Paribas as announced at its Chicago office as its highest commercial prime rate then in effect, which rate may not be the lowest rate of interest charged by Banque Paribas to its commercial borrowers, or (b) the Federal Fund Rate plus one-half of one percent (1/2%). Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect without notice to the applicable Borrower or Borrowers at the time of such change in the Prime Rate.

     "Prime Rate Loans" means Loans that bear interest at rates based upon the Prime Rate.

     "Principal Office" means the principal office of the Agent in Chicago, Illinois, presently located at 227 West Monroe Street, Suite 3300, Chicago, Illinois 60606.

     "Pro Formas" means the unaudited consolidated balance sheets of F.Y.I. and its consolidated Subsidiaries dated as of December 31, 1995 after giving effect to the Related Transactions, including, without limitation, the making of the initial Loans, which Pro Formas are attached to the Closing Certificate.

     "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

     "Projections" means F.Y.I.'s forecasted consolidated (a) balance sheets,
(b) income statements, and (c) cash flow statements, together with appropriate supporting details and a statement of underlying assumptions, prepared on or about the Closing Date (i) after giving effect to the Related Transactions, including, without limitation, the funding of the Loans, which Projections are attached to the Closing Certificate.

     "Property" means property of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

     "Quarterly Date" means the last day of each March, June, September and December of each year, the first of which shall be the first such day after the Closing Date.

     "Receivables" means, as at any date of determination thereof, each and every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of F.Y.I. or any of its Subsidiaries in respect of Inventory sold and shipped or services rendered by F.Y.I. or any of its Subsidiaries.

     "Reference Lender" means Banque Paribas.

     "Register" means as specified in Section 13.8(d).

     "Registered Note" means as specified in Section 2.2(b).

     "Registered Note Register" means as specified in Section 13.8(h).

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means, with respect to any Lender, any change after the Closing Date in any U.S. federal or state laws or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any U.S. federal or state laws or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

     "Reimbursement Obligation" means the obligation of the applicable Borrower or Borrowers (as account party or parties, respectively) to reimburse the Issuing Bank for any drawing under a Letter of Credit.

     "Related Transactions" means, collectively, (a) the making of the Loans,
(b) the execution and delivery of the Related Transactions Documents, and (c) the payment of all fees, costs and expenses associated with the foregoing.

     "Related Transactions Documents" means the Loan Documents, the F.Y.I. Equity Documents, the IPO Documents and all other agreements, documents and instruments executed and/or delivered pursuant to or in connection with any of the foregoing.

     "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, discharge, disposal, disbursement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

     "Remedial Action" means a actions required to (a) cleanup, remove, respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

     "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

     "Required Lenders" means, at any date of determination, Lenders having in the aggregate at least 66 2/3% (in Dollar amount as to any one or more of the following) of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the aggregate Letter of Credit Liabilities), plus the aggregate outstanding Term Loans Commitments (or if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Term Loans).

     "Required Payment" means as specified in Section 3.4.

     "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

     "Responsible Officer" means, as to any Loan Party, the chief financial officer, chief operating officer or chief executive officer of such Person.

     "Restricted Payment" means (a) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of F.Y.I. or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in equity securities of F.Y.I.; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of F.Y.I. or any of its Subsidiaries now or hereafter outstanding; (c) any loan, advance or payment (pursuant to a tax sharing agreement or otherwise) to F.Y.I.; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of F.Y.I. or any of its Subsidiaries now or hereafter outstanding.

     "Revolving Credit Loans" means as specified in Section 2.1(a).

     "Revolving Credit Loans Commitment" means, as to any Lender, the obligation of such Lender to make or continue Revolving Credit Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Revolving Credit Loans Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Revolving Credit Loans Commitments" means such obligations of all Lenders, minus, as of any date of determination, the aggregate outstanding principal balance of all Swing Loans on such date. As of the Closing Date, the aggregate principal amount of the Revolving Credit Loans Commitments is $5,000,000.

     "Revolving Credit Loans Lender" means, as of any date of determination, a Lender which has a Revolving Credit Loans Commitment.

     "Revolving Credit Loans Maturity Date" means April 15, 2001.

     "Revolving Credit Loans Notes" means the promissory notes made by the Revolving Loans Borrowers evidencing the Revolving Credit Loans, in the form of Exhibit C hereto, and also includes such promissory notes issued in registered form pursuant to Section 2.2(b).

     "Revolving Loans Borrower" means any of F.Y.I., Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent, Sacramento, any Acquisition Subsidiary which becomes a Borrower in accordance with Section 5.3(d) (unless disapproved by the Agent, which disapproval shall be conclusively presumed by the failure of the Agent for any reason to execute the Borrower Addition Agreement in the space provided for acceptance by the Agent), and any other Wholly-Owned Subsidiary of F.Y.I. which executes a Borrower Addition Agreement approved by the Agent in its reasonable discretion from time to time, and "Revolving Loans Borrowers" means all of such Revolving Loans Borrowers.

     "Security Agreements" means security agreements in form and substance satisfactory to the Agent executed by F.Y.I. and each of its Subsidiaries and any other Loan Party (one executed by each such Loan Party), dated the Closing Date, in favor of the Agent for the benefit of the Agent and the Lenders, and any security agreement executed pursuant to Section 5.3 hereof, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Security Documents" means the Guaranties, the Security Agreements and the Mortgages, as they may be amended, modified, supplemented, renewed, extended or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Loan Party in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

     "Seller Earn Out" means any obligation incurred by a Borrower in connection with a Permitted Acquisition which (i) is only payable by the Borrower for performance by a seller, or a shareholder, officer or director of a seller, of obligations over the passage of time (e.g., non-compete payments) or in the event certain future performance goals are achieved with respect to the assets or business acquired, excluding any noncompete payments in excess of fifteen percent (15%) of the purchase price and excluding performance-based payments which are greater than 100% of the earnings or cash flow on which they are based, (ii) is subordinate to the Obligations as provided in the Subordination Agreement, and (iii) provides that the maximum potential liability of the Borrower with respect thereto is limited.

     "Seller Subordinated Debt" means any Debt of F.Y.I. (and not of any Subsidiary of F.Y.I.) which (a) is owed to a seller as part of the purchase consideration for a Permitted Acquisition, (b) is subordinated to the Obligations pursuant to a Subordination Agreement, (c) does not, when aggregated with the principal balance of all other Seller Subordinated Debt, exceed $7,500,000 in principal amount, (d) does not have an interest rate in excess of twelve percent (12%) per annum, and (e) is unsecured. Amounts of Seller Subordinated Debt in excess of $2,500,000 which amortize prior to the final maturity of the latest maturing portion of the Obligations will be treated as a part of Total Senior Debt for purposes of calculating compliance with Section 10.2 and shall be added to the amount of all Loans for purposes of the calculations set forth in clause (e) of the definition of Permitted Acquisitions. Seller Subordinated Debt may be convertible into Capital Stock of F.Y.I.

     "Solvency Certificate" means a certificate substantially in the form of
Exhibit I attached hereto.

     "Solvent" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount (net of contribution rights) that can reasonably be expected to become an actual or matured liability.

     "Subordination Agreement" means a Subordination Agreement in the form attached hereto as Exhibit D, relating to Seller Subordinated Debt.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

     "Swing Loans" means as specified in Section 2.1(b).

     "Swing Loans Borrower" means any of F.Y.I., Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent, Sacramento, any Acquisition Subsidiary which becomes a Borrower in accordance with Section 5.3(d) (unless disapproved by the Agent, which disapproval shall be conclusively presumed by the failure of the Agent for any reason to execute the Borrower Addition Agreement in the space provided for acceptance by the Agent), and any other Wholly-Owned Subsidiary of F.Y.I. which executes a Borrower Addition Agreement approved by the Agent in its reasonable discretion, and "Swing Loans Borrowers" means all of such Swing Loans Borrowers.

     "Swing Loans Commitment" means the obligation of Paribas to make or continue Swing Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite Paribas' name on the signature pages hereto under the heading "Swing Loans Commitment," as the same may be reduced or terminated pursuant to Section 2.13 or Section 11.2. As of the Closing Date, the Swing Loans Commitment is $1,000,000.

     "Swing Loans Maturity Date" means the earlier of (a) April 15, 2001, or
(b) the date designated by Paribas, in its sole discretion, as the Swing Loans Maturity Date upon notice hereafter given by Paribas to the Swing Loans Borrowers.

     "Swing Loans Note" means the promissory note made by the Swing Loans Borrower evidencing the Swing Loans, in the form of Exhibit E hereto.

     "Term Loans" means as specified in Section 2.1(c).

     "Term Loans Borrower" means any of F.Y.I., Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent, Sacramento, any Acquisition Subsidiary which becomes a Borrower in accordance with Section 5.3(d) (unless disapproved by the Agent, which disapproval shall be conclusively presumed by the failure of the Agent for any reason to execute the Borrower Addition Agreement in the space provided for acceptance by the Agent) and any other Wholly-Owned Subsidiary of F.Y.I. which executes a Borrower Addition Agreement approved by the Agent in its reasonable discretion, and "Term Loans Borrowers" means all of such Term Loans Borrowers.

     "Term Loans Commitment" means, as to any Lender, the obligation of such Lender to make or continue Term Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans Commitment", as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Term Loans Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Term Loans Commitments is $30,000,000.

     "Term Loans Commitments Termination Date" means the first to occur of October 15, 1997 or the date on which the Term Loans Commitments are terminated pursuant to the terms of this Agreement.

     "Term Loans Lender" means, as of any date of determination, a Lender which has a Term Loans Commitment.

     "Term Loans Maturity Date" means April 15, 2001.

     "Term Loans Notes" means the promissory notes made by F.Y.I. evidencing the Term Loans, in the form of Exhibit F hereto, and also includes such promissory notes issued in registered form pursuant to Section 2.2(b).

     "Total Capitalization" means, at any particular time, an amount equal to the sum of (a) Consolidated Funded Debt plus (b) Consolidated Net Worth.

     "Total Debt" means, at any particular time, the aggregate principal amount of all Debt of F.Y.I. and its Subsidiaries outstanding, determined on a consolidated basis.

     "Total Senior Debt" means, at any particular time, the aggregate principal amount of the Total Debt that is not Seller Subordinated Debt.

     "Type" means any type of Loan (i.e., a Prime Rate Loan or Eurodollar
Loan).

     "UCC" means the Uniform Commercial Code as in effect in the State of Texas and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

     "UCP" means as specified in Section 2.14(b).

     "Unified Cash Management System" means as specified in Section 8.13.

     "U.S." means the United States of America.

     "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

     Section 1.2 Other Definitional Provisions Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

     Section 1.3 Accounting Terms and Determinations.

     (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with such accounting principles applied in the preparation of the audited financial statements referred to in
Section 7.2(a). All financial information delivered to the Agent pursuant to
Section 8.1 shall be prepared in accordance with GAAP applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a) or in accordance with
Section 8.7. In the event that any "Accounting Changes" (as defined below) occur and such changes result in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then F.Y.I. and the Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrowers' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrowers, the Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" means: (a) changes in accounting principles required by the promulgation of any rule, regulations, pronouncement or opinion by the Financial Accounting Standards Board, the American Institute of Certified Public Accounts or the Securities and Exchange Commission (or successors thereto or agencies with similar functions) after the Closing Date; and (b) changes in accounting principles approved by F.Y.I.'s certified public accountants and implemented after the Closing Date.

         (b) F.Y.I. shall deliver to the Agent and the Lenders, at the same time as the delivery of any annual, quarterly or monthly financial statement under Section 8.1, (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the next preceding annual, quarterly or monthly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) preceding and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

         (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement (including Article 10 hereof), neither F.Y.I. nor any of its Subsidiaries will change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters of F.Y.I. and its Subsidiaries in each of its fiscal years from that existing on the Closing Date. Any Subsidiary of F.Y.I. created or acquired after the Closing Date shall, as soon as reasonably practicable, be put on a fiscal year ending December 31.

         Section 1.3 Financial Covenants. The financial covenants contained in Article 10 shall be calculated as follows: (i) all such covenants shall be calculated on a consolidated basis for F.Y.I. and its Subsidiaries,
(ii) Capital Expenditures and taxes as a component used in calculating the financial covenants contained in Article 10 shall, for the fiscal quarters of F.Y.I. and its Subsidiaries commencing after and completed subsequent to the Closing Date and ending prior to March 31, 1997, be calculated on a combined pro forma basis based on the actual historic Capital Expenditures and taxes of F.Y.I. and its Subsidiaries as individual corporations prior to their consolidation and thereafter shall be calculated based on the four fiscal quarters of F.Y.I. and its Subsidiaries then most recently ended, and (iii) Consolidated Interest Expense, as a component used in calculating the financial covenants contained in Article 10 shall, for the fiscal quarters of F.Y.I. and its Subsidiaries commencing after and completed subsequent to the Closing Date and ending prior to March 31, 1997, be calculated on an annualized basis based on the number of fiscal quarters commencing after and completed subsequent to the Closing Date, and thereafter shall be calculated based on the four fiscal quarters of F.Y.I. and its Subsidiaries then most recently ended.

                                   ARTICLE 2

                                     Loans

         Section 2.1      Commitments.

         (a) Revolving Credit Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make one or more revolving credit loans to the Revolving Loans Borrowers from time to time from and including the Closing Date to but excluding the Revolving Credit Loans Maturity Date up to but not exceeding the amount of such Lender's Revolving Credit Loans Commitment as then in effect; provided, however, that the Outstanding Credit shall not at any time exceed the Aggregate Borrowing Base; and provided further, however, that the Outstanding Credit for which any Revolving Loans Borrower is the borrower and the account party shall not at any time exceed such Revolving Loans Borrower's Borrowing Base. (Such revolving credit loans referred to in this Section 2.1(a) now or hereafter made by the Lenders to the Revolving Loans Borrowers from and including and after the Closing Date are hereinafter collectively called the "Revolving Credit Loans".) Subject to the foregoing limitations and the other terms and conditions of this Agreement, the Revolving Loans Borrowers may borrow, repay and reborrow the Revolving Credit Loans hereunder.

         (b) Swing Loans. Subject to the terms and conditions of this Agreement, upon request of F.Y.I. on behalf of the Swing Loans Borrower and subject to the discretionary consent of Paribas as provided herein, Paribas agrees to make one or more swing loans to the Swing Loans Borrowers from time to time from and including the Closing Date to but excluding the Swing Loans Maturity Date up to but not exceeding the amount of Paribas' Swing Loans Commitment as then in effect. (Such swing loans referred to in this Section 2.1(b) now or hereafter made by Paribas to the Swing Loans Borrowers from and including and after the Closing Date are hereinafter collectively called the "Swing Loans".) Notwithstanding anything to the contrary contained in this
Section 2.1(b), or elsewhere in this Agreement, Paribas shall not be obligated, pursuant to this Section 2.1(b) or otherwise, to make any Swing Loan to or for the account of any Swing Loans Borrower, and no Swing Loan Borrower shall be entitled to borrow, pursuant to this Section 2.1(b) unless and until Paribas shall have consented to each such Swing Loan, which consent may or may not be given by Paribas in its sole discretion. Prior to the Swing Loans Maturity Date, the Swing Loans Borrowers may, subject to the discretionary consent of Paribas as provided herein, borrow, repay, and reborrow Swing Loans up to the Swing Loans Commitment in accordance with the terms of this Agreement. Paribas shall not make any Swing Loans on or after the Swing Loans Maturity Date. Notwithstanding anything to the contrary contained in this Section 2.1(b) or elsewhere in this Agreement, Paribas shall not be obligated, pursuant to this
Section 2.1(b) or otherwise, to make any Swing Loan to or for the account of any Swing Loans Borrower, and no Swing Loans Borrower shall be entitled to borrow, pursuant to this Section 2.1(b) if, after giving full effect to the requested Swing Loan, the Outstanding Credit for which such Swing Loans Borrower is the borrower and the Account Party would exceed such Borrower's

Borrowing Base, or the Outstanding Credit would exceed an amount equal to the lesser of (i) the Aggregate Borrowing Base or (ii) the Revolving Credit Loans Commitments at such time.

         (c) Term Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make one or more term loans to the Term Loans Borrowers from time to time from and including the Closing Date to but excluding October 15, 1997 up to but not exceeding the amount of such Lender's Term Loans Commitment. (Such term loans referred to in this Section 2.1(c) made by the Lenders to the Term Loans Borrowers are hereinafter collectively called the "Term Loans".) Notwithstanding anything else herein or elsewhere to the contrary, the obligation of each Lender to make Term Loans shall terminate on October 15, 1997.

         (d) Continuation and Conversion of Loans. Subject to the terms and conditions of this Agreement, the applicable Borrower or Borrowers may borrow the Loans as Prime Rate Loans or, except for Swing Loans, as Eurodollar Loans and, until the applicable Maturity Date, the applicable Borrower or Borrowers may Continue Eurodollar Loans or Convert Loans other than Swing Loans of one Type into Loans of the other Type. The Swing Loans will be made and maintained only as Prime Rate Loans.

         (e) Lending Offices. Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

         Section 2.2      Notes.

         (a) Unregistered Notes. The Revolving Credit Loans made by each Lender shall be evidenced by a single promissory note of the Revolving Loans Borrowers in substantially the form of Exhibit C hereto, dated the Closing Date, payable to the order of such Lender in a principal amount equal to its Revolving Credit Loans Commitment as originally in effect and otherwise duly completed. The Swing Loans made by Paribas shall be evidenced by a single promissory note of the Swing Loans Borrowers in substantially the form of Exhibit E hereto dated the Closing Date payable to the order of Paribas in a principal amount equal to its Swing Loans Commitment as originally in effect and otherwise duly completed. The Term Loans made by each Lender shall be evidenced by a single promissory note of the Term Loans Borrowers in substantially the form of Exhibit F hereto, dated the Closing Date, payable to the order of such Lender in a principal amount equal to its Term Loans Commitment as originally in effect and otherwise duly completed. Each Lender is hereby authorized by the applicable Borrower or Borrowers to endorse on the schedule (or a continuation thereof) attached to each Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each Loan made by such Lender to the applicable Borrower or Borrowers and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the applicable Borrower or Borrowers under such Note or this Agreement in respect of such Loan.

         (b) Registered Notes. Any Lender that is not a U.S. Person and that could become completely exempt from withholding of U.S. taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Term Loans or Revolving Credit Loans if such

Term Loans or Revolving Credit Loans were in registered form for U.S. Federal income tax purposes may request the applicable Borrower or Borrowers (through the Agent), and the applicable Borrower or Borrowers agree thereupon, to exchange such Lender's Note evidencing its Term Loans or Revolving Credit Loans for a promissory note or notes registered as provided in Section 13.8(h) hereof (a "Registered Note"). Registered Notes may not be exchanged for Notes that are not in registered form.

         (c) Basis of Loans. The Lenders and the Revolving Loans Borrowers acknowledge and agree that the Lenders are willing to make Revolving Credit Loans to any Revolving Loans Borrower only if the other Revolving Loans Borrowers are liable for payment thereof and, accordingly and in order to avoid the necessity of the issuance of a separate Revolving Credit Loans Note for each Revolving Loans Borrower the payment of which would be guaranteed by each of the other Revolving Loans Borrowers, each of the Revolving Loans Borrowers desires to be a co- borrower of, and jointly and severally liable for, payment of the Revolving Credit Loans. None of the Revolving Loans Borrowers is a co-borrower with respect to a Revolving Credit Loan or is executing a Revolving Credit Loans Note as a co-maker thereof as a condition to or otherwise in connection with any Loan to such Revolving Loans Borrower, other than a Revolving Credit Loan the proceeds of which are used by such Revolving Loans Borrower. Paribas and the Swing Loans Borrowers acknowledge and agree that Paribas is willing to make Swing Loans to any Swing Loans Borrower only if the other Swing Loans Borrowers are liable for payment thereof and, accordingly and in order to avoid the necessity of the issuance of a separate Swing Loans Note for each Swing Loans Borrower the payment of which would be guaranteed by each of the other Swing Loans Borrowers, each of the Swing Loans Borrowers desires to be a co-borrower of, and jointly and severally liable for, payment of the Swing Loans. None of the Swing Loans Borrowers is a co-borrower with respect to a Swing Loan or is executing a Swing Loans Note as a co- maker thereof as a condition to or otherwise in connection with any Loan to such Swing Loans Borrower, other than a Swing Loan the proceeds of which are used by such Swing Loans Borrower. The Lenders and the Term Loans Borrowers acknowledge and agree that the Lenders are willing to make Term Loans to any Term Loans Borrower only if the other Term Loans Borrowers are liable for payment thereof and, accordingly and in order to avoid the necessity of the issuance of a separate Term Loans Note for each Term Loans Borrower the payment of which would be guaranteed by each of the other Term Loans Borrowers, each of the Term Loans Borrowers desires to be a co-borrower of, and jointly and severally liable for, payment of the Term Loans. None of the Term Loans Borrowers is a co-borrower with respect to a Term Loan or is executing a Term Loans Note as a co-maker thereof as a condition to or otherwise in connection with any Loan to such Term Loans Borrower, other than a Term Loan the proceeds of which are used by such Term Loans Borrower.

         Section 2.3      Repayment of Loans.

         (a) Each of the Revolving Loans Borrowers shall jointly and severally pay to the Agent for the account of each applicable Lender the outstanding principal of the Revolving Credit Loans (and the outstanding principal of the Revolving Credit Loans shall be due and payable) on the Revolving Credit Loans Maturity Date.

         (b) Each of the Swing Loans Borrowers shall jointly and severally pay to the Agent for the account of Paribas the outstanding principal amount of the Swing Loans (and the outstanding principal of the Swing Loans shall be due and payable) on the Swing Loans Maturity Date.

         (c) Each of the Term Loans Borrowers shall jointly and severally pay to the Agent for the account of each applicable Lender the outstanding principal of the Term Loans existing as of October 15, 1997 (and the outstanding principal of the Term Loans shall be due and payable) in fourteen (14) equal quarterly installments on the dates set forth below in an amount sufficient to amortize fully the Term Loans by the Term Loans Maturity Date:

                 Payment Date
                 ------------

                 January 15, 1998
                 April 15, 1998
                 July 15, 1998
                 October 15, 1998
                 January 15, 1999
                 April 15, 1999
                 July 15, 1999
                 October 15, 1999
                 January 15, 2000
                 April 15, 2000
                 July 15, 2000
                 October 15, 2000
                 January 15, 2001
                 April 15, 2001

In addition, each of the Term Loans Borrowers shall jointly and severally pay to the Agent for the account of each applicable Lender all outstanding principal of the Term Loans (and all outstanding principal of the Term Loans shall be due and payable) on the Term Loans Maturity Date.

         Section 2.4      Interest.

         (a) Interest Rate. The Revolving Loans Borrowers (with respect to the Revolving Credit Loans), the Swing Loans Borrowers (with respect to the Swing Loans) and the Term Loans Borrowers (with respect to the Term Loans) shall jointly and severally pay to the Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender to the Revolving Loans Borrowers, the Swing Loans Borrowers and the Term Loans Borrowers, respectively, for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                 (i) during the periods such Loan is a Prime Rate Loan, the lesser of (A) the Prime Rate plus the Applicable Margin or (B) the Maximum Rate; and

                          (ii) during the periods such Loan is a Eurodollar Loan, the lesser of (A) the Eurodollar Rate plus the Applicable Margin or (B) the Maximum Rate.

         (b) Payment Dates. Accrued interest on the Loans shall be due and payable in arrears as follows:

                 (i)      in the case of Prime Rate Loans, on each Quarterly
         Date;

                 (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto;

                 (iii) upon the payment or prepayment of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

                 (iv)     on the Maturity Date for such Loan.

         (c) Default Interest. Notwithstanding the foregoing, the Revolving Loans Borrowers (with respect to the Revolving Credit Loans and Reimbursement Obligations), the Swing Loans Borrowers (with respect to Swing Loans) or Term Loans Borrowers (with respect to Term Loans) shall jointly and severally pay to the Agent for the account of each Lender interest at the applicable Default Rate on any principal of any Loan made by such Lender to the Revolving Loans Borrowers, Swing Loans Borrowers or Term Loans Borrowers, any Reimbursement Obligation and (to the fullest extent permitted by law) any other amount payable by the applicable Borrowers under this Agreement or any other Loan Document to such Lender, which is not paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand by the Agent.

         Section 2.5 Borrowing Procedure. F.Y.I., with respect to the Revolving Credit Loans, for and on behalf of the applicable Revolving Loans Borrower or Borrowers, F.Y.I., with respect to the Swing Loans for and on behalf of the applicable Swing Loans Borrower or Borrowers, and F.Y.I., with respect to the Term Loans, for and on behalf of the applicable Term Loans Borrower or Borrowers, shall give the Agent notice of each borrowing hereunder in accordance with Section 2.9. Not later than 12:00 noon (Chicago, Illinois time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Agent, at the Principal Office, in immediately available funds, for the account of the applicable Borrower or Borrowers. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the applicable Borrower or Borrowers by wire transfer of immediately available funds to the applicable Deposit Account no later than 1:00 p.m.

         Section 2.6 Optional Prepayments, Conversions and Continuations of Loans. Subject to Sections 2.7 and 2.8, the applicable Borrower or Borrowers shall have the right from time to time to prepay the Loans, to Convert all or part of a Loan (other than a Swing Loan) of one Type into a Loan of another Type or to Continue Eurodollar Loans; provided that: (a) F.Y.I. for and on behalf of itself or the applicable Borrowers, as the case may be, shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.9, (b) Eurodollar Loans may only be Converted on the last day of the Interest Period, unless the applicable Borrower or Borrowers, concurrently with making any such prepayment, pays all amounts owing to the Agent and the Lenders under Section 4.5, (c) except for Conversions of Eurodollar Loans into Prime Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and (d) optional prepayments requested by F.Y.I. for the applicable Term Loans Borrower or Borrowers to be applied to the Term Loans shall be applied to the then-remaining installments of principal of the Term Loans pro rata.

         Section 2.7      Mandatory Prepayments.

         (a) Insurance Recovery. F.Y.I. shall, within two Business Days after it or any of its Subsidiaries receives any Excess Insurance Proceeds, pay (or cause to be paid) to the Agent, as a prepayment of the Term Loans, an aggregate amount equal to such Excess Insurance Proceeds.

         (b) Asset Dispositions. F.Y.I. shall, within two Business Days after each day on which it or any of its Subsidiaries receives any Net Proceeds from an Asset Disposition, pay to the Agent, as a prepayment of the Term Loans, an aggregate amount equal to 100% of the Net Proceeds from such Asset Disposition. Notwithstanding the foregoing, no such prepayment will be required pursuant to this Section 2.7(b) (i) from the Net Proceeds from any single Asset Disposition of used equipment if such Net Proceeds are $250,000 or less and are fully re-invested in equipment used in the ordinary course of the business of the Person making such Asset Disposition within 180 days of such Asset Disposition, so long as the Net Proceeds from all such Asset Dispositions in any one calendar year do not exceed $250,000, (ii) from the Net Proceeds of any expropriation or condemnation of real Property if and to the extent that such Net Proceeds are, as a result of such expropriation or condemnation, re-invested in similar real Property or used to modify other then-existing real Property used in the ordinary course of the business of the Person whose real Property is affected thereby within 180 days of receipt of proceeds of such expropriation or condemnation or (iii) until the cumulative Net Proceeds received in any calendar year from all Asset Dispositions (other than the Net Proceeds satisfying each of the requirements in clause (i) above) exceed $500,000, in which case a prepayment shall be made in the amount of the Net Proceeds from any specific Asset Disposition, or portion thereof, causing the limit to be exceeded. Notwithstanding the foregoing, in connection with any Asset Disposition consisting of the disposition of assets acquired in a Permitted Acquisition, to the extent that the disposition of such assets was contemplated and disclosed to the Agent at the time of the consummation of the Permitted Acquisition in which the assets were acquired, and if such Asset Disposition occurs within one year of the closing of the Permitted Acquisition, the prepayment required under this Section 2.7(b) shall be limited to the lesser of 100% of the Net Proceeds of the Asset Disposition or an amount equal to the principal amount of any Term Loans advanced in connection with the Permitted Acquisition. If any prepayment required by the preceding sentence is made prior to the Term Loans Commitment Termination Date, such prepayment shall be applied to the outstanding principal balance of the Term Loans at the time of such prepayment and the amount available to be borrowed under the Term Loans Commitments shall be increased by an amount equal to the principal amount of the Term Loans so prepaid (but in no event to an amount which, when added to the remaining principal balance of the Term Loans, would exceed the Term Loans Commitments).

         (c) Equity Issuances. F.Y.I. shall, on each day that it or any of its Subsidiaries receives any Net Proceeds from any Equity Issuance, pay to the Agent, as a prepayment of the Term Loans, an aggregate amount equal to 50% of the Net Proceeds from such Equity Issuance; provided, however, that no prepayment shall be required if and to the extent that the Capital Stock issued in such Equity Issuance is (i) issued to a Seller as part of the purchase consideration for a Permitted Acquisition, (ii) issued to raise cash exclusively for part of the purchase consideration for a specific Permitted Acquisition contemplated at the time of such issuance and the proceeds of which are subsequently expended for such purpose, or (iii) issued to an officer, director, employee or consultant of either F.Y.I. or a Subsidiary of F.Y.I. in consideration for services rendered or pursuant to any employee benefit or incentive plan.

         (d) Debt Issuances. F.Y.I. shall, on each day that it or any of its Subsidiaries receives any Net Proceeds from any Debt Issuance, pay to the Agent, as a prepayment of the Term Loans, an aggregate amount equal to 100% of the Net Proceeds from such Debt Issuance. No Debt Issuances may be made without the prior written consent of the Agent and the Required Lenders.

         (e) Borrowing Base. If at any time the Outstanding Credit exceeds an amount equal to the lesser of (i) the Aggregate Borrowing Base or (ii) the Revolving Credit Loans Commitments at such time, within one Business Day after the occurrence thereof each of the Revolving Loans Borrowers shall jointly and severally pay to the Agent the amount of such excess as a prepayment of the Revolving Credit Loans (or, if the Revolving Credit Loans have been paid in full, to reduce or to provide cash collateral to secure the outstanding Letter of Credit Liabilities). If at any time the Outstanding Credit for which any Revolving Loans Borrower is the borrower and the account party exceeds such Borrower's Borrowing Base, such Borrower, within one Business Day of the occurrence thereof, shall pay to the Agent the amount of such excess as a prepayment of the Revolving Credit Loans (or if the Revolving Credit Loans have been paid in full, to reduce or to provide cash collateral to reduce the outstanding Letter of Credit Liabilities of such Borrower).

         (f) Application of Mandatory Prepayments. Except as specifically provided in the last sentence of Section 2.7(b), all prepayments pursuant to subsections (a) through (d) preceding shall, as required by such subsections, be applied to the then-remaining installments of principal of the Term Loans in inverse order of maturity.

         Section 2.8 Minimum Amounts. Except for Conversions and prepayments pursuant to Section 2.7 and Article 4, each borrowing, each Conversion and each prepayment of principal of the Loans shall be in an amount at least equal to $500,000 or an integral multiple of $100,000 in excess thereof, or, with respect to Swing Loans only, $100,000 or an integral multiple of $50,000 in excess thereof (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period).

         Section 2.9 Certain Notices. Notices by the applicable Borrower or Borrowers to the Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 11:00 a.m. (Chicago, Illinois time) on the Business Day prior to or on the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:


                                       Notice                     Number of
                                       ------                Business Days Prior
                                                             -------------------
Terminations or Reductions of Commitments                                  1

Borrowing of Prime Rate Loans                                           same day

Borrowing of Eurodollar Loans                                              3

Conversions or Continuations of Loans                                      3

Prepayment of Prime Rate Loans                                          same day

Prepayments of Eurodollar Loans                                            3

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.8 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Notices of borrowings, Conversions, Continuations or prepayments shall be in the form of Exhibit G hereto, appropriately completed as applicable. Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall promptly notify the Lenders of the contents of each such notice. In the event the applicable Borrower or Borrowers fail to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 2.9, such Loan (if outstanding as Eurodollar Loan) will be automatically Converted into a Prime Rate Loan on the last day of preceding Interest Period for such Loan or (if outstanding as a Prime Rate Loan) will remain as, or (if not then outstanding) will be made as, a Prime Rate Loan. No Borrower may borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

         Section 2.10     Use of Proceeds.

         (a) The Revolving Loans Borrowers jointly and severally represent and warrant to the Agent and the Lenders that the proceeds of the Revolving Credit Loans to be made on and after the Closing Date shall be used for working capital and general corporate purposes of the Revolving Loans Borrowers in the ordinary course of business.

         (b) The Term Loans Borrowers jointly and severally represent and warrant to the Agent and the Lenders that the proceeds of the Term Loans shall be used only by the Term Loans Borrowers to finance partially or wholly future Permitted Acquisitions, including the transaction costs of the Term Loans Borrowers associated with such Permitted Acquisitions.

         (c) The Swing Loans Borrowers jointly and severally represent and warrant to the Agent and the Lenders that the proceeds of the Swing Loans to be made on and after the Closing Date shall be used for working capital and general corporate purposes of the Swing Loans Borrowers in the ordinary course of business.

         (d) None of the proceeds of any Loan have been or will be used to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System).

         Section 2.11     Fees.

         (a) Each of the Revolving Loans Borrowers jointly and severally agrees to pay to the Agent for the account of each Lender a commitment fee on the daily average unused or unfunded amount of such Lender's Revolving Credit Loans Commitment, for the period from and including the Closing Date to and including the Revolving Credit Loans Maturity Date, at the rate of one-half of one percent (0.50%) per annum based on a 360 day year and the actual number of days elapsed, which accrued commitment fees shall be payable in arrears on the Closing Date and each Quarterly Date beginning on June 30, 1996 and on the Revolving Credit Loans Maturity Date. Each of the Term Loans Borrowers jointly and severally agrees to pay to the Agent for the account of each Lender a commitment fee on the daily average unused or unfunded amount of such Lender's Term Loans Commitment, for the period from and including the Closing Date to and including October 15, 1997, at the rate of three- quarters of one percent (0.75%) per annum based on a 360 day year and the actual number of days elapsed, which accrued commitment fees shall be payable in arrears on each Quarterly Date beginning on June 30, 1996 and on October 15, 1997.

         (b) Each of the Borrowers jointly and severally agrees to pay to the Agent such additional fees as are specified in the Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein.

         Section 2.12 Computations. Interest and fees payable by the Borrowers hereunder and under the other Loan Documents on all Loans, other than Prime Rate Loans, shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest, such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section 2.13 Termination or Reduction of Commitments. Each of the Term Loans Borrowers, with respect to the Term Loans, and each of the Revolving Loans Borrowers, with respect to the Revolving Credit Loans Commitments, shall have the right to terminate or reduce in part the unused portion of the Term Loans Commitments and the Revolving Credit Loans Commitments, respectively, at any time and from time to time, provided that (a) F.Y.I., with respect to the Term Loans for and on behalf of itself and the other Term Loans Borrowers, and F.Y.I., with respect to the Revolving Credit Loans for and on behalf of itself and the other Revolving Loans Borrowers, respectively, shall give notice of each such termination or reduction as provided in Section 2.9 and (b) each partial reduction shall be in an aggregate amount at least $500,000 or an integral multiple of $100,000 in excess thereof, with respect to the Revolving Credit Loans Commitments, and $500,000 or an integral multiple of $100,000 in excess thereof, with respect to the Term Loans Commitments. Neither the Revolving Credit Loans Commitments nor the Term Loans Commitments may be reinstated or increased after they have been terminated.

         Section 2.14     Letters of Credit.

         (a) Subject to the terms and conditions of this Agreement, each of the Revolving Loans Borrowers may utilize the Revolving Credit Loans Commitments by requesting that the Issuing Bank issue Letters of Credit; provided, that the aggregate amount of outstanding Letter of Credit Liabilities shall not at any time exceed $1,000,000. Upon the date of issue of each Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation to the extent of such Lender's Commitment Percentage in such Letter of Credit.

         (b) F.Y.I., with respect to the Revolving Credit Loans for and on behalf of itself and the other Revolving Loans Borrowers, shall give the Issuing Bank (with a copy to the Agent) at least five Business Days irrevocable prior notice (effective upon receipt) specifying the date of each Letter of Credit and the nature of the transactions to be supported thereby. Upon receipt of such notice the Issuing Bank shall promptly notify each applicable Lender of the contents thereof and of such Lender's Commitment Percentage of the amount of the proposed Letter of Credit. Each Letter of Credit shall have an expiration date that does not exceed one year from the date of issuance and that does not extend beyond the Revolving Credit Loans Maturity Date, shall be payable in Dollars, shall support a transaction entered into in the ordinary course of the account party's or parties' business, shall be satisfactory in form and substance to the Issuing Bank, and shall be issued pursuant to such agreements, documents and instruments (including a Letter of Credit Agreement) as the Issuing Bank may reasonably require, none of which shall be inconsistent with this Section 2.14. Each Letter of Credit shall (i) provide for the payment of drafts presented for, on or thereunder by the beneficiary in accordance with the terms thereof, when such drafts are accompanied by the documents (if any) described in the Letter of Credit and (ii) to the extent not inconsistent with the terms hereof or any applicable Letter of Credit Agreement, be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (together with any subsequent revision thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank, the "UCP"), and shall, as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

         (c) Each of the Revolving Loans Borrowers jointly and severally agree to pay to the Agent for the account of each Lender (except as provided in the proviso below), in arrears on each Quarterly Date beginning on June 30, 1996 and on the Revolving Credit Loans Maturity Date, a nonrefundable letter of credit fee with respect to each Letter of Credit issued in an amount equal to
(i) the rate per annum equal to the Applicable Margin (for Revolving Credit Loans) for Eurodollar Loans in effect on the date of issuance of such Letter of Credit (with respect to the fee due on the first Quarterly Date after issuance) or on the first day of the applicable quarterly or other period beginning after the calendar quarter during which the issuance of such Letter of Credit occurred (with respect to the fee due on each subsequent Quarterly Date or on the Revolving Credit Loans Maturity Date), multiplied by (ii) the daily average face amount of the Letters of Credit in effect during the applicable period. The Agent agrees to pay to each Lender or Issuing Bank (as applicable), promptly after receiving any payment of letter of credit fees referred to above in this subsection (c), such Lender's Commitment Percentage of such fees or such Issuing Bank's fees (as applicable), respectively. The Borrower further agrees to pay to the Issuing Bank for its own account, on the date of issuance of such Letter of Credit and on each anniversary of such date of issuance (if such Letter of Credit then remains outstanding), an amount equal to the greater of one-quarter of one percent (0.25%) of the face amount of the Letter of Credit being issued or $750.00. In addition to the foregoing fees, each of the Revolving Loans Borrowers shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses, including, without limitation, administrative, issuance, amendment, payment and negotiation charges, as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         (d) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Issuing Bank shall promptly notify F.Y.I. and each applicable Lender as to the amount to be paid as a result of such demand or drawing and the respective payment date. If at any time the Issuing Bank shall make a payment to a beneficiary of a Letter of Credit pursuant to a drawing under such Letter of Credit, each Lender will pay to the Issuing Bank, immediately upon the Issuing Bank's demand at any time commencing after such payment until reimbursement therefor in full by the account party or parties, an amount equal to such Lender's Commitment Percentage of such payment, together with interest on such amount for each day from the date of such payment to the date of payment by such Lender of such amount at a rate of interest per annum equal to the Federal Funds Rate.

         (e) Each of the Revolving Loans Borrowers shall be irrevocably and unconditionally and jointly and severally obligated to immediately reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. The Issuing Bank will pay to each such Lender such Lender's Commitment Percentage of all amounts received from or on behalf of the account party or parties for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to the Issuing Bank in respect of such Letter of Credit pursuant to subsection (d) above. Outstanding Reimbursement Obligations shall bear interest at the Default Rate and such interest shall be payable on demand.

         (f) The Reimbursement Obligations of the account party or parties under this Agreement and the other Loan Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including, without limitation, the following circumstances:

                 (i) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

                 (ii) Any amendment or waiver of or any consent to departure from any Loan Document;

                 (iii) The existence of any claim, setoff, counterclaim, defense or other right which any Loan Party or other Person may have at any time against any beneficiary of any Letter of Credit, the Agent, the Issuing Bank, the Lenders or any other Person, whether, in connection with this Agreement or any other Loan Document or any unrelated transaction;

                 (iv) Any statement, draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, provided, that the failure of the Issuing Bank to discover such forgery, fraud, invalidity or insufficiency shall not have constituted gross negligence or willful misconduct by the Issuing Bank;

                 (v) Payment by the Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided, that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank; and

                 (vi) Any other circumstance whatsoever, whether or not similar to any of the foregoing, provided that such other circumstance or event shall not have been the result of the gross negligence or willful misconduct of the Issuing Bank.

         (g) Each of the Borrowers assume all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Agent, the Issuing Bank, the Lenders nor any of their respective officers or directors shall have any responsibility or liability to F.Y.I., any other Borrower or any other Person for: (i) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, (ii) errors, omissions, interruptions or delays in transmission or delivery of any messages, (iii) in the absence of gross negligence or willful misconduct of the Issuing Bank, the validity, sufficiency or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent or forged or any statement therein is untrue or inaccurate in any respect, (iv) the payment by the Issuing Bank to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit, or (v) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit; provided, however, that, notwithstanding the foregoing, the account party or parties shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the account party or parties, to the extent of any direct, but not indirect or consequential, damages suffered by the account party or parties which it or they prove in a final nonappealable judgment were caused by (A) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (B) the Issuing Bank's willful failure to pay under any Letter of Credit after presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         Section 2.15 Refinancing of Swing Loans. Upon one Business Day's prior written notice from Paribas to the Agent, the Swing Loans Borrowers and the Lenders at any time and from time to time (including, without limitation, at any time following the occurrence of an Event of Default), each Lender (including, without limitation, Paribas) agrees, severally and not jointly, as provided in Section 2.1(a), and notwithstanding (i) anything to the contrary contained in this Article 2 or elsewhere in this Agreement or (ii) any excess of Outstanding Credit over the Borrowing Base, the existence of any Event of Default or the inability of or failure by F.Y.I. or any Subsidiary to comply with any condition precedent set forth in Article 6 (which conditions precedent shall not apply to this Section 2.15), to make a Revolving Credit Loan, which Loan shall be a Prime Rate Loan, in an amount equal to such Lender's pro rata portion, based upon its Revolving Credit Loans Commitment, of the aggregate principal amount of the Swing Loans then outstanding (up to but not in excess of the amount which, when added to such Lender's pro rata portion, based on its Revolving Credit Loans Commitment, of the then-outstanding Revolving Credit Loans and Letter of Credit Liabilities, would equal such Lender's Revolving Credit Loans Commitment), and the proceeds of all such Loans by the Lenders shall be promptly applied by the Agent to repay principal and accrued and unpaid interest with respect to the Swing Loans then outstanding.

                                   ARTICLE 3

                                    Payments

         Section 3.1 Method of Payment. All payments of principal, interest, fees and other amounts to be made by the Borrowers under this Agreement and the other Loan Documents shall be made to the Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 11:00 a.m. (Chicago, Illinois time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day). Each Borrower shall, at the time of making any such payment, specify to the Agent the sums payable by such Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment to the Obligations in such order and manner as the Agent may elect, subject to Section 3.2). Upon the occurrence and during the continuation of an Event of Default, all proceeds of any Collateral, and all funds from time to time on deposit in any concentration account or any collection account, if any, referred to in Section 8.13, may be applied by the Agent to the Obligations in such order and manner as the Agent may elect, subject to Section 3.2. Notwithstanding the foregoing, however, (a) if an Event of Default has occurred and is continuing, the Agent and the Lenders agree among themselves that all such payments, proceeds and funds shall be applied first to the outstanding principal balance and accrued and unpaid interest on the Swing Loans and then pro rata to the outstanding principal amount of the Loans and Letter of Credit Liabilities (based upon (a) the outstanding principal amount of the Revolving Credit Loans and the outstanding Letter of Credit Liabilities and (b) the outstanding principal amount of the Term Loans, as a percentage of the sum of the aggregate outstanding principal amount of all of the Loans plus the aggregate outstanding Letter of Credit Liabilities). Each payment received by the Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) each Loan shall be made by the Lenders under
Section 2.1, each payment of commitment fees under Section 2.11(a) shall be made for the account of the Lenders, and each termination or reduction of the Commitments under Section 2.13 shall be applied to the appropriate Commitments of the Lenders, pro rata according to the respective unused Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4) shall be made pro rata among the Lenders holding Loans of such Type according to the amounts of their respective appropriate Commitments; (c) each payment and prepayment by the applicable Borrower or Borrowers of principal of or interest on Loans of a particular Type shall be made to the Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; (d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders; and (e) the Lenders (other than the Issuing Bank) shall purchase participations in the Letters of Credit pro rata in accordance with their Commitment Percentages of the aggregate Revolving Credit Loans Commitments.

         Section 3.3 Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender, so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of any Borrower.

         Section 3.4 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Lender or the applicable Borrower or Borrowers (the "Payor") prior to the date on which such Lender is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the applicable Borrower or Borrowers are to make a payment to the Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

         Section 3.5 Withholding Taxes. All payments by any Borrower of principal of and interest on the Loans and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without deduction by reason of, any present or future taxes, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority (other than taxes on the overall net income of any Lender). If any such taxes, duties, imposts, assessments or other charges are so levied or imposed, each appropriate Borrower (as applicable depending upon which Borrower was obligated with respect to the original payment) will (a) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any such present or future taxes, duties, imposts, assessments or other charges (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that no Borrower shall have any obligation to pay such additional amounts to any Lender to the extent that such taxes, duties, imposts, assessments or other charges are levied or imposed by reason of the failure of such Lender to comply with the provisions of Section 3.6), (b) make such withholding or deduction and (c) remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, each Borrower will, upon written request of any Lender, reimburse each such Lender for the amount of (i) such taxes, duties, imports, assessments or other charges so levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by such Borrower under or with respect to the Loans and Letter of Credit Liabilities other than such taxes, duties, imports, assessments and other charges previously withheld or deducted by such Borrower which have previously resulted in the payment of the required additional amount to the Lender, and (ii) such taxes, duties, assessments and other charges so levied or imposed with respect to any Lender reimbursement under the foregoing clause (i), so that the net amount received by such Lender (net of payments made under or with respect to the Loans and Letter of Credit Liabilities) after such reimbursement will not be less than the net amount the Lender would have received if such taxes, duties, assessments and other charges on such reimbursement had not been levied or imposed. Each Borrower shall furnish promptly to the Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.

         Section 3.6 Withholding Tax Exemption. Each Lender that is not incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Closing Date or the date upon which it becomes a party to this Agreement and if it is legally able to do so, deliver to F.Y.I., for and on behalf of the Borrowers, and the Agent two duly completed copies of U.S. Internal Revenue Service Form 1001, 4224 or W-8, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrowers under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form 1001, 4224 or W-8 further undertakes to deliver to F.Y.I., for and on behalf of the Borrowers, and the Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by any Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments from the Borrowers under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises F.Y.I., for and on behalf of the Borrowers, and the Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

                                   ARTICLE 4

                        Yield Protection and Illegality

         Section 4.1      Additional Costs.

         (a) The applicable Borrower or Borrowers shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs actually incurred by such Lender which such Lender determines are directly attributable to its making or maintaining of any

Eurodollar Loans to such applicable Borrower or Borrowers or its obligation to make or create any of such Loans hereunder to such applicable Borrower or Borrowers, or any reduction in any amount receivable by such Lender hereunder from such applicable Borrower or Borrowers in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                 (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                 (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof, but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar Rate); or

                 (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

Each Lender will notify F.Y.I. (with a copy to the Agent) of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 4.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by F.Y.I.) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish F.Y.I. with a certificate setting forth the basis, amount and computation of each request of such Lender for compensation under this Section 4.1(a). If any Lender requests compensation from a Borrower under this Section 4.1(a), F.Y.I. may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue making, or Convert Prime Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

         (b) Without limiting the effect of the foregoing provisions of this Section 4.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to F.Y.I. (with a copy to the Agent), the obligation of such Lender to make or Continue making, or Convert Prime Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

         (c) Determinations and allocations by any Lender for purposes of this Section 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis.

         Section 4.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

                 (a) The Agent reasonably determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

                 (b) Required Lenders reasonably determine (which determination shall be conclusive absent manifest error) and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in
         Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Agent shall give F.Y.I. prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert Prime Rate Loans into Eurodollar Loans and the applicable Borrower or Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Prime Rate Loans in accordance with the terms of this Agreement.

         Section 4.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans hereunder or (b) maintain Eurodollar Loans hereunder, then such Lender shall promptly notify F.Y.I. for and on behalf of the Revolving Loans Borrowers and the Term Loans Borrowers, respectively (with a copy to the Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Prime Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).

         Section 4.4 Treatment of Affected Loans. If the obligation of any Lender to make or

Continue, or to Convert Prime Rate Loans into, Eurodollar Loans is suspended pursuant to Section 4.1 or 4.3 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Prime Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 4.1(b) or 4.3 hereof, on such earlier date as such Lender may specify to F.Y.I., with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to such Conversion no longer exist:

                 (a) To the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Prime Rate Loans; and

                 (b) All Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Prime Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Prime Rate Loans.

If such Lender gives notice to F.Y.I. (with a copy to the Agent) that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Prime Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

         Section 4.5 Compensation. The applicable Borrower or Borrowers shall pay to the Agent for the account of each Lender, promptly upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

                 (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to
                                        Section 11.2) on a date other than the
         last day of an Interest Period for such Loan; or

                 (b)      Any failure by any Borrower for any reason
         (including, without limitation, the failure of any conditions precedent specified in Article 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

         Section 4.6 Capital Adequacy. If, after the Closing Date, any Lender shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle

Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Agent), the Borrowers shall jointly and severally pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this
Section 4.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

         Section 4.7 Additional Interest on Eurodollar Loans. The applicable Borrower or Borrowers shall pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to such Eurodollar Loan. Each payment of additional interest pursuant to this Section 4.7 shall be payable by the applicable Borrower or Borrowers on each date upon which interest is payable on such Eurodollar Loan pursuant to Section 2.4(b); provided, however, that the applicable Borrower or Borrowers shall not be obligated to make any such payment of additional interest until the first Business Day after the date when such Borrower or Borrowers have been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time the applicable Borrower or Borrowers shall be obligated to make all such payments of additional interest, including, without limitation, such payment of additional interest that otherwise would have been payable by such Borrower or Borrowers on or prior to such time had such Borrower or Borrowers been earlier informed).

                                   ARTICLE 5

                                    Security

         Section 5.1 Collateral. To secure the full and complete payment and performance of the Obligations, each of the Borrowers shall, and shall cause each of its Subsidiaries to, grant to the Agent for the benefit of the Agent and the Lenders a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) on all of its right, title and interest in and to the following

Property, whether now owned or hereafter acquired, pursuant to the Security
Documents:

                 (a) all Capital Stock of each of the Subsidiaries of F.Y.I. (including, without limitation, Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex and Permanent) now owned or hereafter acquired by F.Y.I.. or any Subsidiary of F.Y.I.; and

                 (b) all other Property of F.Y.I. and each of the Subsidiaries including, without limitation, the Mortgaged Properties and all accounts (including, without limitation, Receivables), inventory (including, without limitation, Inventory), equipment, contract rights, general intangibles, instruments, investment property, chattel paper, Permits, Intellectual Property and intercompany Debt.

         Section 5.2 Guaranties. F.Y.I. and each Subsidiary of F.Y.I. in existence on the Closing Date shall guarantee the payment and performance of the Obligations pursuant to the applicable Guaranty.

         Section 5.3 New Subsidiaries. Contemporaneously with the creation or acquisition of any Subsidiary of F.Y.I. after the Closing Date, each of the Borrowers shall, and shall cause F.Y.I. and each of its Subsidiaries to:

                 (a) grant or cause to be granted to the Agent, for the benefit of the Agent and the Lenders, a perfected, first priority security interest in all Capital Stock or other ownership interests in or indebtedness of such Subsidiary owned by F.Y.I. or any Subsidiary of F.Y.I. (to the extent such Capital Stock or other ownership interests or indebtedness are already not so pledged to the Agent);

                 (b) cause each such Subsidiary to guarantee the payment and performance of the Obligations by executing and delivering to the Agent an appropriate Guaranty, substantially in the form of the Guaranties delivered by the Borrowers on the Closing Date and which Guaranty also provides that such Subsidiary agrees to comply with all of the covenants contained in this Agreement applicable to it;

                 (c) cause each such Subsidiary to execute and deliver to the Agent an appropriate Security Agreement, substantially in the form of the Security Agreements delivered by the Borrowers on the Closing Date, and such other Security Documents as the Agent may reasonably request to grant the Agent, for the benefit of the Agent and the Lenders, a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) on all Property of such Subsidiary; and

                 (d) if such Subsidiary is to be an Acquisition Subsidiary, cause such Subsidiary to execute a Borrower Addition Agreement and such other documents, instruments and agreements as the Agent deems necessary or appropriate, in form and substance satisfactory to the Agent, to have such Subsidiary become a party to this Agreement as a Borrower on a basis substantially the same as existing Borrowers who are Subsidiaries of

       F.Y.I.

       Section 5.4 New Mortgaged Properties. Each of the Borrowers shall, and shall cause F.Y.I. and each of its Subsidiaries to, contemporaneously with (i) the acquisition of any fee real Property or (ii) the execution of any lease of real Property where tangible Property of F.Y.I. or any of its Subsidiaries in excess of $350,000 is or will be located or covering any plant or storage site, execute, acknowledge and deliver to the Agent a Mortgage or an amendment or modification to an existing Mortgage covering (A) all fee real Property acquired by F.Y.I. or any of such Subsidiaries subsequent to the Closing Date and (B) all of F.Y.I.'s or any of such Subsidiaries' rights and interests as lessee, in, to and under each such real estate lease entered into subsequent to the Closing Date, together with evidence reasonably satisfactory to the Agent and its counsel, including, without limitation, if requested by the Agent, a commitment for a mortgagee policy of title insurance in favor of the Agent, in form and substance reasonably satisfactory to the Agent, that the Mortgage creates a valid, first priority Lien on the fee estate or leasehold estate, as the case may be, in favor of the Agent for the benefit of the Agent and the Lenders (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent), together with appraisals and surveys if requested by the Agent; provided, however, that, with respect to the acquisition of any fee real Property having a fair market value of less than $100,000, F.Y.I. and such Subsidiaries shall not be required to execute, acknowledge or deliver such new Mortgage or amendment or modification to an existing Mortgage unless or until fee real Property or Properties having an aggregate fair market value of $100,000 or more would be covered by any such new Mortgage or amendment or modification to an existing Mortgage and until such time, shall not be required to deliver such mortgagee policy of title insurance or such appraisals (unless required by laws or regulations applicable to any Lender) or surveys with respect to such Properties or waiver of Landlord liens or landlord agreements referred to herein. Following the date of each such acquisition of Property, if requested by the Agent, each of the Borrowers shall, and shall cause each of its Subsidiaries with an interest in such Properties to, (i) deliver or cause to be delivered to the Agent, a mortgagee policy of title insurance insuring the Liens of the Mortgage covering such fee real Property in an amount reasonably satisfactory to the Agent on standard form policies (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) and (ii) provide the Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Agent. In addition, with respect to each such leasehold estate, each of the Borrowers shall, and shall cause F.Y.I. and each of its Subsidiaries to, use its best reasonable efforts to obtain either (A) waivers of landlord's Liens from each lessor or (B) landlord agreements from each lessor, in form and substance reasonably satisfactory to the Agent.

         Section 5.5 Release of Collateral. Upon any sale, transfer or other disposition of Collateral that is expressly permitted under Section 9.8 and upon five Business Days prior written request, by the Borrower that owns such Collateral, the Agent shall execute at such Borrower's expense such documents as may be necessary to evidence the release by the Agent of its Liens on such Collateral; provided, however, that (a) the Agent shall not be required to release any Lien on any Collateral if a Default shall have occurred and be continuing, (b) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the

Agent to liability or create any obligation not reimbursed by the Borrowers or entail any consequences other than the release of such Lien without recourse or warranty, and (c) such release shall not in any manner discharge, affect or impair any of the Obligations or any of the Agent's Liens on any Collateral retained by F.Y.I. or any of its Subsidiaries, including, without limitation, its Liens on the proceeds of any such sale, transfer or other disposition.

         Section 5.6 Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to the applicable Borrower or Borrowers or any other Person (any such notice being hereby expressly waived by the Borrowers), to set off and apply any and all deposits (general, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the applicable Borrower or Borrowers against any and all of the Obligations of the applicable Borrower or Borrowers now or hereafter existing under this Agreement, any of such Lender's Notes or any other Loan Document, irrespective of whether or not the Agent or such Lender shall have made any demand under this Agreement, any of such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify F.Y.I. for and on behalf of itself and the Borrowers (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

         Section 5.7 Landlord and Mortgagee Waivers. Prior to or concurrently with F.Y.I. or any of its Subsidiaries entering into a lease of real property, F.Y.I. shall provide to the Agent an agreement of such of the landlords and their lenders relating to such leased properties as the Agent may require, in form and substance reasonably satisfactory to the Agent, including, without limitation, any leased Properties where the Landlord (i) owns any Capital Stock of F.Y.I., (ii) holds any Seller Subordinated Debt, or (iii) is the beneficiary of or payee under any Seller Earn Out.

                                   ARTICLE 6

                              Conditions Precedent

         Section 6.1 Closing Date Conditions. The agreement of the Agent and the Lenders to enter into this Agreement, and each of the obligations of each Lender to make its initial Loan under this Agreement and the obligation of the Issuing Bank to issue the initial Letter of Credit under this Agreement are subject to the conditions precedent that the Agent shall have received, on or before the Closing Date, all of the following in form and substance satisfactory to the Agent and, in the case of actions to be taken, evidence that the following required actions have been taken to the satisfaction of the
Agent:

                 (a) Resolutions. Resolutions of the Board of Directors of each Loan Party certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by such Loan Party of the Loan Documents and Related Transactions

         Documents to which it is or is to be a party;

                 (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Loan Party certifying the name of each officer or other representative of such Loan Party (i) who is authorized to sign the Loan Documents to which such Loan Party is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

                 (c) Articles or Certificates of Incorporation, etc. The articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other applicable constitutional document of each Loan Party certified by the Secretary of State or other applicable Governmental Authority of the state or other jurisdiction of incorporation or organization of such Loan Party and dated as of a Current Date;

                 (d) Bylaws. The bylaws of each Loan Party certified by the Secretary or an Assistant Secretary of such Loan Party;

                 (e) Governmental Certificates. Certificates of appropriate officials as to the existence and good standing, status or compliance, as applicable, of each Loan Party in their respective jurisdictions of incorporation or organization and any and all jurisdictions where such Loan Party is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a Current Date;

                 (f) Revolving Credit Loans Notes. The Revolving Credit Loans Notes duly completed and executed by the Revolving Loans Borrowers;

                 (g) Term Loans Notes. The Term Loans Notes duly completed and executed by the Term Loans Borrowers;

                 (h) Swing Loans Note. The Swing Loans Note duly completed and executed by the Swing Loans Borrowers;

                 (i) Guaranties. A Guaranty executed by F.Y.I. and each of its Subsidiaries;

                 (j) Security Agreements. A Security Agreement executed by F.Y.I. and each of its Subsidiaries;

                 (k) Stock Certificates. The stock certificates representing all of the issued and outstanding Capital Stock of each of the Subsidiaries of F.Y.I. accompanied by appropriate stock powers signed in blank;

                 (l) Financing Statements. Financing statements and all other requisite filing documents executed by the Loan Parties necessary to perfect the Liens created pursuant to the Security Documents;

                 (m) Lien Releases. Releases or assignments of Liens and UCC-3 financing statements in recordable form, as may be necessary to reflect that the Liens created by the Security Documents are first priority Liens (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent);

                 (n) Lien Searches. Lien searches in the names of F.Y.I. and each of its Subsidiaries (and in all names under which each such Person has done business within the last five years and in all names of Persons who previously owned any of the Properties constituting Collateral as the Agent may require) in each state, county, parish or other jurisdiction where each such Person maintains an office or has Property, showing no financing statements or other Lien instruments of record except for Permitted Liens (and Liens released in accordance with Section 6.1(q));

                 (o) Leases. Copies of all leases (and all amendments and supplements thereto) pursuant to which F.Y.I. or any of its Subsidiaries leases Mortgaged Properties;

                 (p) Related Transactions Documents. Copies of all agreements, documents and instruments received or delivered by any of the Loan Parties in connection with the Related Transactions, including, without limitation, the F.Y.I. Equity Documents, certified by a Responsible Officer of F.Y.I. as being true and correct copies of such documents as of the Closing Date;

                 (q) Liquidity. Evidence that F.Y.I. and its Subsidiaries have a minimum of $7,000,000 of Excess Cash on the Closing Date;

                 (r) Consummation of Related Transactions. The Related Transactions Documents and all agreements, documents and instruments executed in connection therewith (i) shall be binding and enforceable against the parties thereto in accordance with their terms and (ii) shall be satisfactory in form and substance to the Agent; none of the terms or conditions of such Related Transactions Documents shall have been amended or modified without the prior written consent of the Agent, and all of the terms and conditions of such Related Transactions Documents shall have been satisfied without waiver;

                 (s) Consents. Copies of all material consents necessary for the execution, delivery and performance by each of the Loan Parties of the Loan Documents to which it is a party, which consents shall be certified by a Responsible Officer of the applicable Loan Party as true and correct copies of such consents as of the Closing Date;

                 (t) Permits. Copies of all material Permits affecting F.Y.I. or any of its

         Subsidiaries in connection with its businesses or any of the Properties owned or leased by it, and evidence satisfactory to the Agent that F.Y.I. and each of its Subsidiaries are able to conduct their businesses with the use of such Permits in full force and effect;

                 (u) Payment of Fees and Expenses. The applicable Borrower or Borrowers shall have paid all fees due on or before the Closing Date as specified in this Agreement or in the Agent's Letter and all fees and expenses of or incurred by the Agent and its counsel to the extent billed on or before the Closing Date and payable pursuant to this Agreement;

                 (v) Regulatory Approvals. Evidence satisfactory to the Agent that all filings, consents or approvals with or of Governmental Authorities necessary to consummate the transactions contemplated by the Loan Documents and the Related Transactions Documents have been made and obtained, as applicable, including, without limitation, all approvals or filings (if any) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the lapse of all waiting periods with respect thereto;

                 (w) Compliance with Laws. As of the Closing Date, each Person that is a party to this Agreement, any of the other Loan Documents or any of the Related Transactions Documents shall have complied with all Governmental Requirements necessary to consummate the transactions contemplated by this Agreement, the other Loan Documents and such Related Transactions Documents;

                 (x) No Prohibitions. No Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Agreement, any other Loan Document or any Related Transactions Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Agreement, the other Loan Documents and such Related Transactions Documents or otherwise have a Material Adverse Effect;

                 (y) No Material Adverse Change. As of the Closing Date, no material adverse change shall have occurred with respect to the financial condition, results of operations, business, operations, capitalization, liabilities or prospects of F.Y.I. or any of its Subsidiaries since December 22, 1995, and the Agent shall have received evidence that the economic performance of F.Y.I. and each of its Subsidiaries to the Closing Date is not materially different from the economic projections for F.Y.I. and each of its Subsidiaries for fiscal year 1995 that were previously submitted to the Agent;

                 (z) Tax Matters. All tax matters pertaining to the Related Transactions shall be satisfactory to the Agent; (aa)
         Unused Revolving Credit Commitments. As of the Closing Date, the aggregate amount of unused availability under the Revolving Credit Loans Commitments after giving effect to the Revolving Credit Loans made on such date, shall be at least

         $5,000,000;

                 (ab) Financial Statements. Copies of each of the financial statements referred to in Section 7.2;

                 (ac) Opinions of Counsel. Favorable opinions (or comfort letters with respect to clause (ii) succeeding) of (i) Locke Purnell Rain Harrell (a professional corporation), counsel for the Loan Parties, and such other counsel as may be acceptable to the Agent, in form and substance satisfactory to the Agent with respect to F.Y.I. and its Subsidiaries with respect to the Loan Documents and (ii) such other counsel as may be acceptable to the Agent regarding the power and authority of each of the Subsidiaries of F.Y.I. to execute and deliver its Guaranty and Security Agreement under the laws of its jurisdiction of incorporation or organization, as the Agent may require;

                 (ad) Opinions of Local Counsel. A favorable opinion or comfort letter (as the Agent may require) of local counsel to the Agent in each state or province where Mortgaged Properties or Inventory owned by F.Y.I. or its Subsidiaries are located in form and substance satisfactory to the Agent;

                 (ae) Accountant's Letter. A letter from F.Y.I. authorizing the independent public accountant of F.Y.I. and its Subsidiaries to communicate with the Agent and the Lenders and acknowledging reliance by the Agent and the Lenders on past, present and future financial statements; and

                 F.Y.I. shall deliver, or cause to be delivered, to the Agent sufficient counterparts of each agreement, document or instrument to be received by the Agent under this Section 6. 1 to permit the Agent to distribute a copy of the same to each of the Lenders. After the request of F.Y.I., the Agent shall inform F.Y.I. in writing as to the status of satisfaction of the conditions precedent set forth in this
         Section 6.1.

         Section 6.2 Initial Extension of Credit. Each of the obligations of each Lender to make its initial Loan under this Agreement and the obligation of the Issuing Bank to issue the initial Letter of Credit under this Agreement are subject to the condition precedent that the Agent shall have received, on or before the date of such initial Loan or initial Letter of Credit (whichever is earlier), all of the following in form and substance satisfactory to the Agent, and, in the case of action to be taken, evidence that the following required actions have been taken to the satisfaction of the Agent:

                 (a) Mortgages. Mortgages covering all of the Mortgaged Properties owned by F.Y.I. or any of its Subsidiaries listed on
         Schedule 1.1(a) hereof executed by F.Y.I. or such Subsidiary (as applicable);

                 (b) Surveys. Surveys of the Mortgaged Properties dated within three months of the Closing Date and certified within a Current Date to the Agent by registered public surveyors reasonably acceptable to the Agent, showing (i) a metes and bounds description





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

         of each such Mortgaged Property, (ii) all recorded or visible boundary lines, building locations, locations of utilities, easements, rights-of- way, rights of access, building or set-back lines, dedications and natural and manufactured objects affecting such Mortgaged Property, (iii) all encroachments upon or protrusions from each such Mortgaged Property, (iv) any areas federally designated as a flood hazards, and (v) such other matters as the Agent may reasonably require;

                 (c) Easements, Etc. Copies of all recorded easements, rights-of-way, restrictive covenants, leases, encumbrances and other agreements, documents and instruments filed of record that affect the Mortgaged Properties owned by F.Y.I. or any of its Subsidiaries;

                 (d) Landlord and Mortgagee Waivers. Agreements of such of the landlords and their lenders relating to the leased Properties leased by F.Y.I. and its Subsidiaries as the Agent may require in form and substance reasonably satisfactory to the Agent, including, without limitation, for any leased Properties where the Landlord (i) owns any Capital Stock of F.Y.I., (ii) holds any Seller Subordinated Debt, or
         (iii) is the beneficiary of or payee under any Seller Earn Out;

                 (e) Mortgagee Title Commitments and Title Opinions. Commitments for mortgagee policies of title insurance (or endorsements to such policies) issued on behalf of a title insurance company reasonably acceptable to the Agent in favor of the Agent; committing that the Mortgages create valid, first priority Liens on the Mortgaged Properties (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) as security for the Obligations; each such commitment (or endorsement, as applicable) or title opinion shall (i) have been issued at the expense of F.Y.I. or its Subsidiary, (ii) contain no exceptions or exclusions except for those approved by the Agent, (iii) have been issued and, with respect to title insurance, underwritten by companies acceptable to the Agent, (iv) with respect to the title insurance, contain such endorsements as may be required by the Agent, (v) with respect to the title insurance, be in an amount satisfactory to the Agent, and (vi) be otherwise in form and substance satisfactory to the Agent;

                 (f) Zoning. If and to the extent required by the Agent, evidence that each Mortgaged Property owned by F.Y.I. and its Subsidiaries is properly zoned for its current use and its intended use after the Closing Date, which evidence shall consist of a compliance letter issued by the Governmental Authority responsible for zoning compliance or other evidence reasonably acceptable to the Agent, in either case in form and substance reasonably satisfactory to the Agent;

                 (g) Environmental Reports. Environmental surveys and assessments prepared by reputable environmental consultants acceptable to the Agent, reasonably satisfactory in form and substance to the Agent, pertaining to the Properties and business of F.Y.I. and its Subsidiaries, including, without limitation, a report as to Leonard's fee-owned property in Michigan and Imagent's film developing locations;

                 (h) Appraisals. If and to the extent required by the Agent or applicable law, appraisal reports (as the Agent may require) of the fee or leasehold Mortgaged Properties owned by F.Y.I. and its Subsidiaries, reasonably satisfactory in form and substance to the Agent, prepared by appraisers acceptable to the Agent;

                 (i) Wiring Instructions. Written instructions from F.Y.I., with respect to the Revolving Credit Loans for and on behalf of itself and the other Revolving Loans Borrowers, and F.Y.I., with respect to the Term Loans for and on behalf of itself and the other Term Loans Borrowers, respectively, to the Agent with respect to the disbursement of the proceeds of the Loans;

                 (j) Use of Cash. F.Y.I. and its Subsidiaries shall have expended all Excess Cash;

                 (k) Insurance Policies. Copies of all insurance policies required by this Agreement and the other Loan Documents, together with endorsements naming the Agent as loss payee under all such casualty insurance policies and the Agent as an additional insured party under all such liability policies;

                 (l) Letter of Credit Agreement. With respect to any issuance of a Letter of Credit, a Letter of Credit Agreement in the form required by the Issuing Bank with respect thereto executed by the applicable Borrower or Borrowers;

                 (m) Solvency Certificate: Contribution Agreement. (i) A Solvency Certificate; and (ii) contribution agreements between and among F.Y.I. and its Subsidiaries to evidence applicable rights of contribution; and

                 (n) Budget. A copy of the budget of F.Y.I. and its Subsidiaries for fiscal year 1996 (segregated by entity and quarter or month, and setting forth all material assumptions).

         Section 6.3 All Extensions of Credit. The obligation of each Lender to make any Loan (including the initial Loan) and the obligation of the Issuing Bank to issue any Letter of Credit (including the initial Letter of Credit) under this Agreement are subject to the satisfaction of each of the conditions precedent set forth in Section 6.1 and 6.2 as of the dates required by such Sections 6.1 and 6.2 (and, with respect to Sections 6.1(s), (t), (u),
(v), (w), (x) and (z), that the same continue to be satisfied) and each of the following additional conditions precedent:

                 (a) No Default or Material Adverse Effect. No Default or Material Adverse Effect shall have occurred and be continuing, or would result from such Loan or Letter of Credit;

                 (b) Representations and Warranties. All of the representations and warranties of F.Y.I. and its Subsidiaries and the other Loan Parties contained in Article 7 hereof and in the other Loan Documents shall be true and correct on and as of the date of such Loan or Letter of Credit with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date; and

                 (c) Term Loan Conditions. If such Loan is to be a Term Loan, the requirements of Section 6.5 shall have been satisfied with respect to such Loan; and

                 (d) Additional Documentation. The Agent shall have received such additional approvals, opinions, agreement, documents and instruments as the Agent may reasonably request, including, with respect to any Term Loans, the items required by Section 6.5 and such other evidence as the Agent may require that the Acquisition for which the Term Loan is to be advanced satisfies all of the requirements contained in the definition of "Permitted Acquisitions".

Each notice of borrowing or request for the issuance of a Letter of Credit by the applicable Borrower or Borrowers hereunder shall constitute a representation and warranty by such Borrower or Borrowers that the conditions precedent set forth in Sections 6.2(a) and (b) have been satisfied (both as of the date of such notice and, unless F.Y.I., with respect to the Revolving Credit Loans for and on behalf of itself and the other Revolving Loans Borrowers or F.Y.I., with respect to the Term Loans for and on behalf of itself and the other Term Loans Borrowers, respectively, otherwise notify the Agent prior to the date of such borrowing or Letter of Credit, as of the date of such borrowing or Letter of Credit).

         Section 6.4 Closing Certificates. The agreement of the Agent and the Lenders to enter into this Agreement is subject to the condition that the Agent receive, concurrently with the execution and delivery of this Agreement, a Closing Certificate in form and substance satisfactory to the Agent certifying as to the satisfaction of each of the conditions precedent set forth in Section 6.1. The obligations of the Lenders to make the initial Loan and the obligation of the Issuing Bank to issue the initial Letter of Credit are subject to the condition that the Agent receive, prior to the date of such initial Loan or the issuance of such initial Letter of Credit, a Closing Certificate in form and substance acceptable to the Agent certifying as to the satisfaction of each of the conditions precedent set forth in Section 6.2.

         Section 6.5 Term Loans. The obligation of each Lender to make any Term Loan under this Agreement is subject to the satisfaction of the following additional conditions precedent:

                 (a) the applicable Borrower shall have given the Agent and the Lenders at least 30 days (or such shorter period as the Required Lenders may agree) prior written notice of any such Permitted Acquisition (each such notice, a " Permitted Acquisition Notice"), which notice shall (i) contain the estimated date such Permitted Acquisition is scheduled to be consummated, (ii) attach a true and correct copy of any available draft purchase agreement, letter of intent, description of material terms or similar agreement executed by the applicable Borrower and the seller in connection with such Permitted Acquisition and the intended method of financing thereof, (iii) contain the estimated amount of Term

         Loans required to effect such Permitted Acquisition, (iv) contain a description of any Seller Earn-Out to be incurred by F.Y.I. in connection with such Permitted Acquisition and the maximum potential liability of F.Y.I. with respect thereto, and (v) contain a description of the Seller Subordinated Debt to be incurred by F.Y.I. in connection with such Permitted Acquisition;

                 (b) the Borrower shall have given the Agent and the Lenders a certificate setting forth in reasonable detail the manner in which the conditions contained in the definition of Permitted Acquisition are satisfied and such other information related to the Person or business, division or product line being acquired and the Permitted Acquisition as the Agent shall reasonably request; and

                 (c)      as soon as available but not less than the earlier of
         (i) 10 days after the execution thereof or (ii) ten days prior to the consummation of such Permitted Acquisition, a copy of the executed purchase agreement and all related agreements, schedules and exhibits with respect to such Permitted Acquisition, which executed purchase agreement shall not be materially more adverse to such Borrower than the draft previously submitted to the Agent and the Lenders.

The Agent shall respond to the Borrower's written notice of a proposed Permitted Acquisition with ten Business Days after the Agent has received all required information pertaining to such proposed Permitted Acquisition.

                                   ARTICLE 7

                         Representations and Warranties

         Each of F.Y.I. and each of its Subsidiaries jointly and severally represents and warrants to the Agent and the Lenders that the following statements are and, after giving effect to the Related Transactions, will be true, correct and complete:

         Section 7.1 Corporate Existence. Each Loan Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its Properties and carry on its business as now being or as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each Loan Party has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents and the Related Transactions Documents to which it is or may become a party. F.Y.I. is a holding company and is not an operating company and does not engage in any material business operations apart from the ownership and management of its Subsidiaries.

         Section 7.2      Section Financial Statements.

         (a) F.Y.I. has delivered to the Agent and the Lenders (i) proforma audited combined and combining financial statements of F.Y.I. and its Subsidiaries as of and for the fiscal years ended December 31, 1993 and 1994 and the six-month period ended June 30, 1995 and combined and combining financial statements for F.Y.I. and its Subsidiaries for the nine-month period ended September 30, 1995. To the Borrowers' knowledge, such financial statements are true and correct, have been prepared in accordance with GAAP and fairly and accurately present, on a combined and combining (where applicable) basis, the financial condition of F.Y.I. and its combined Subsidiaries, as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has not been, as of the Closing Date, any material adverse change in the business, condition (financial or otherwise), operations or Properties of F.Y.I. or its Subsidiaries or since the effective dates of the most recent applicable financial statements referred to in this Section 7.2(a).

         (b) The Pro-Formas were prepared on a basis substantially consistent with the financial statements referred to in Section 7.2(a), with only such adjustments thereto as would be required in accordance with GAAP. Neither F.Y.I. nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments except as referred to or reflected in the Pro-Formas or as otherwise disclosed in writing to the Agent.

         (c) The Projections were prepared by F.Y.I. on a basis substantially consistent with the financial statements referred to in Section 7.2(a). The Projections represent, as of the Closing Date, the good faith estimate of the Borrowers and their senior management concerning the probable financial condition and performance of F.Y.I. and its Subsidiaries based on assumptions believed to be reasonable at the time made.

         Section 7.3 Corporate Action: No Breach. The execution, delivery and performance by each Loan Party of the Loan Documents and Related Transactions Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate or other entity action on the part of the Loan Parties and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles or certificates of incorporation or bylaws of any Loan Party, (ii) any Governmental Requirement applicable to a Loan Party or any of its Property or any order, writ, injunction or decree of any Governmental Authority or arbitrator applicable to a Loan Party or any of its Property, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, or (b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except under the Security Documents as provided in Article 5) upon any of the revenues or Property of any Loan Party.

         Section 7.4 Operation of Business. The Loan Parties possess all material Permits, franchises, licenses and authorizations necessary or appropriate to conduct their respective businesses substantially as now conducted. All of such Permits, franchises, licenses and





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authorizations which constitute a Governmental Requirement or which are or are to be issued by any Governmental Authority are disclosed on Schedule 7.4. None of such Persons is in material violation of any such Permits, franchises, licenses or authorizations.

         Section 7.5 Intellectual Property. The Loan Parties own or possess (or will be licensed or have the full right to use) all Intellectual Property which is necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement, the other Loan Documents and the Related Transactions Documents will not materially alter or impair, individually or in the aggregate, any of such rights of such Persons. No product of the Loan Parties infringes upon any Intellectual Property owned by any other Person, and no claim or litigation is pending or, to the knowledge of any Borrower, threatened against any Loan Party or any such Person contesting its right to use any product or material which could have a Material Adverse Effect. There is no violation by any Loan Party of any right of such Loan Party with respect to any material Intellectual Property owned or used by such Loan Party.

         Section 7.6 Litigation and Judgments. Each material action, suit, investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of any Borrower, threatened against or affecting any Loan Party, or that relates to any of the Related Transactions as of the Closing Date, is disclosed on Schedule 7.6. None of such actions, suits, investigations or proceedings could, if adversely determined, have a Material Adverse Effect. As of the Closing Date, there are no outstanding judgments against any Loan Party or any of their respective Subsidiaries except as disclosed on Schedule 7.6.

         Section 7.7 Rights in Properties; Liens. Each of the Loan Parties has good and indefeasible title to or, except as expressly stated to the contrary on Schedule 1.1(a), valid leasehold interests in its Properties and assets, real and personal, including the Properties, assets and leasehold interests reflected in the financial statements described in Section 7.2(a) and the Pro Formas, and none of the Properties or leasehold interests of any Loan Party or any of its Subsidiaries is subject to any Lien, except Permitted Liens. Except as disclosed on Schedule 7.7, neither F.Y.I. nor any of its Subsidiaries owns any right, title or interest in any real Properties.

         Section 7.8 Enforceability. The Loan Documents and the Related Transactions Documents have been duly and validly executed and delivered by each of the Loan Parties that is a party thereto and constitute the legal, valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 7.9 Approvals. No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority or third party is or will be necessary for the execution, delivery or performance by any Loan Party of any of the Loan Documents or Related Transactions Documents to which it is a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been validly obtained or made and are in





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full force and effect.  The consummation of the Related Transactions does not require the consent or approval of any other Person, except such consents and approvals (a) as have been validly obtained and are in full force and effect or
(b) as to which the failure to obtain is not, individually or in the aggregate, material. None of the Loan Parties has failed to obtain any material governmental consent, approval, license, Permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business.

         Section 7.10 Debt. As of the Closing Date, the Loan Parties and their Subsidiaries have no Debt except for (a) the Obligations, (b) the Debt disclosed on Schedule 7.10 hereto and (c) Debt incurred after the Closing Date which is permitted in accordance with Section 9.1.

         Section 7.11 Taxes. The Loan Parties have filed all tax returns (federal, state and local) required to be filed, including all income, franchise, employment, Property and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges and other levies that are due and payable, except such taxes, if any, the payment of which is currently being contested in good faith by appropriate proceedings diligently conducted by or on behalf of such Person and as to which, if required by GAAP, such Person has established adequate reserves. None of the Borrowers is aware of any pending investigation of any Loan Party or any of their respective Subsidiaries, by any taxing authority or of any pending but unassessed tax liability of any Loan Party or any of their respective Subsidiaries, other than with respect to (a) ad valorem or other real property taxes not in excess of $10,000 as to any such Person and (b) other taxes in an aggregate amount as to any such Person which could not, if an adverse determination is made with respect to such taxes, materially and adversely affect such Person, which (as to each of clauses (a) and (b) preceding) are currently being contested in good faith by appropriate proceedings diligently conducted by or on behalf of such Person and as to which, if required by GAAP, such Person has established adequate reserves. No tax Liens have been filed and, except as disclosed on Schedule 7.11, no claims are being asserted against any Loan Party or any of their respective Subsidiaries, with respect to any taxes. Except as disclosed on Schedule 7.11 hereto, as of the Closing Date, none of the U.S. income tax returns of the Loan Parties or any of their respective Subsidiaries are under audit. The charges, accruals and reserves on the books of the Loan Parties in respect of taxes or other governmental charges are in accordance with GAAP.

         Section 7.12 Margin Securities. None of the Loan Parties or any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 7.13 ERISA; Plans. Neither any Loan Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan other than the Pension Plans identified on Schedule 7.13. Each Plan of each Loan Party is in compliance in all material respects with all applicable provisions of ERISA and the Code . Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan.
No notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been





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terminated.  No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan, nor has the PBGC instituted any such proceedings. Neither any of the Loan Parties nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each Loan Party and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code with respect to all of their Plans subject to such requirements, and, as of the Closing Date except as specified on Schedule 7.13, the present value of all vested benefits under each funded Plan (exclusive of any Multiemployer Plan) does not and will not exceed the fair market value of all such Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan and in accordance with ERISA. Neither any of the Loan Parties nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA. No litigation is pending or threatened concerning or involving any Plan. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan that could, individually or in the aggregate, have a Material Adverse Effect if such Loan Party were required to fund or reserve such liability in full. As of the Closing Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans or (exclusive of any Multiemployer Plans) exceeds $500,000 with respect to any such Plan or $1,000,000 with respect to all such Plans in the aggregate as of the Closing Date, on either a going-concern basis or a wind-up basis.

         Section 7.14 Disclosure. No written statement, report, representation or warranty made by any Loan Party in any Loan Document (excluding any IPO Documents to the extent that the same may be deemed to be Loan Documents) or furnished to the Agent or any Lender by any Loan Party in connection with the Loan Documents (excluding any IPO Documents to the extent that the same may be deemed to be Loan Documents) or the making of the Loans or issuance of the Letters of Credit as contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Borrower which has had a Material Adverse Effect, and there is no fact known to any Borrower which might in the future have a Material Adverse Effect, except as may have been disclosed in writing to the Agent and the Lenders.

         Section 7.15     Capitalization.

         (a) On and as of the Closing Date, the authorized Capital Stock of F.Y.I. consists of (i) 26,000,000 shares of F.Y.I. Common Stock, par value $.01 per share, of which 5,269,615 shares are issued and outstanding, and (ii) 1,000,000 shares of preferred stock, par value $.01 per share, of which no shares are issued or outstanding. On and as of the Closing Date, the stockholders of F.Y.I. and their current legal and beneficial ownership of the Capital Stock of F.Y.I. are listed on Schedule 7.15.

         (b) On and as of the Closing Date, the authorized Capital Stock of Imagent consists of 3,000 shares of common stock, par value $.01 per share, of which 10 shares are issued and outstanding. F.Y.I. owns all of the issued and outstanding Capital Stock of Imagent.

         (c) On and as of the Closing Date, the authorized Capital Stock of Researchers consists





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

of 3,000 shares of common stock, par value $.01 per share, of which 10 shares are issued and outstanding. F.Y.I. owns all of the issued and outstanding Capital Stock of Researchers.

         (d) On and as of the Closing Date, the authorized Capital Stock of Recordex consists of 3,000 shares of common stock, par value $.01 per share, of which 10 shares are issued and outstanding. F.Y.I. owns all of the issued and outstanding Capital Stock of Recordex.

         (e) On and as of the Closing Date, the authorized Capital Stock of DPAS consists of 3,000 shares of common stock, par value $.01 per share, of which 10 shares are issued and outstanding. F.Y.I. owns all of the issued and outstanding Capital Stock of DPAS.

         (f) On and as of the Closing Date, the authorized Capital Stock of Leonard consists of 3,000 shares of common stock, par value $.01 per share, of which 10 shares are issued and outstanding. F.Y.I. owns all of the issued and outstanding Capital Stock of Leonard.

         (g) On and as of the Closing Date, the authorized Capital Stock of Deliverex consists of 3,000 shares of common stock, par value $.01 per share, of which 10 shares are issued and outstanding. F.Y.I. owns all of the issued and outstanding Capital Stock of Deliverex.

         (h) On and as of the Closing Date, the authorized Capital Stock of Permanent consists of 3,000 shares of common stock, par value $.01 per share, of which 10 shares are issued and outstanding. F.Y.I. owns all of the issued and outstanding Capital Stock of Permanent.

         (i) On and as of the Closing Date, the authorized Capital Stock of Sacramento consists of 3,000 shares of common stock, par value $.01 per share, of which 1,000 shares are issued and outstanding. F.Y.I. owns all of the issued and outstanding Capital Stock of Sacramento.

         (j) On and as of the Closing Date, F.Y.I. has no Subsidiaries other than Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent and Sacramento.

         (k) All of the issued and outstanding Capital Stock of F.Y.I. and its Subsidiaries has been validly issued and is fully paid and nonassessable. Except as described on Schedule 7.15, there are no outstanding subscriptions, options, warrants, calls or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of F.Y.I. or any of its Subsidiaries.

         Section 7.16 Agreements. None of the Loan Parties is a party to any indenture, loan, credit agreement, stock purchase agreement or any lease or other agreement, document or instrument, or subject to any charter or corporate restriction, that could reasonably be expected to have a Material Adverse Effect. None of the Loan Parties is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, document or instrument binding on it or its Properties, except for instances of noncompliance that, individually or in the aggregate, could not have a Material Adverse Effect.

         Section 7.17 Compliance with Laws. None of the Loan Parties is in violation of any





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Governmental Requirement, except for instances of non-compliance that, individually or in the aggregate, could not have a Material Adverse Effect.

         Section 7.18 Investment Company Act. None of the Loan Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.19 Public Utility Holding Company Act. None of the Loan Parties is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.20     Environmental Matters.

         (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse Effect:

                 (i) The Loan Parties and all of their respective Properties and operations are in full compliance with all Environmental Laws in all material respects. Neither F.Y.I. nor any of its Subsidiaries is aware of, and neither F.Y.I. nor any of its Subsidiaries has received written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by any Loan Party with all Environmental Laws;

                 (ii) The Loan Parties have obtained all Permits that are required under applicable Environmental Laws, and all such Permits are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

                 (iii) No Hazardous Materials exist on, about or within or have been (to the Borrowers' knowledge) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of the Loan Parties except in compliance with applicable Environmental Laws in all material respects. The use which the Loan Parties make and intend to make of their respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their Properties except in compliance with applicable Environmental Laws;

                 (iv) Neither the Loan Parties nor any of their respective currently or previously owned or leased Properties or operations is subject to any outstanding or, to the best of the Borrowers' knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

                 (v) There are no conditions or circumstances associated with the currently or previously owned or leased Properties or operations of the Loan Parties that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities. None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that any of the Loan Parties is or will be subject to, any Environmental Liabilities;

                 (vi) None of the Properties of the Loan Parties is a treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or other applicable Environmental Law) for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state law. The Loan Parties and their Subsidiaries are compliance with all applicable financial responsibility requirements of all Environmental Laws; and

                 (vii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.

         (b) No Lien arising under any Environmental Law has attached to any Property or revenues of any Loan Party.

         Section 7.21 Labor Disputes and Acts of God. Neither the business nor the Properties of any Loan Party are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could have a Material Adverse Effect.

         Section 7.22 Material Contracts. Attached hereto as Schedule 7.22 is a complete list, as of the Closing Date, of all Material Contracts of the Loan Parties, other than the Loan Documents. All of the Material Contracts are in full force and effect and none of the Loan Parties is in default under any Material Contract and, to the best of the Borrowers' knowledge after due inquiry, no other Person that is a party thereto is in default under any of the Material Contracts. None of the Material Contracts prohibit the transactions contemplated under the Loan Documents or the Related Transactions Documents. All of the Material Contracts have been transferred or assigned to, or are currently in the name of, a Loan Party. F.Y.I. has delivered to the Agent a complete and current copy of each Material Contract (other than purchase orders entered into in the ordinary course of business) existing on the Closing Date and, with respect to each Material Contract (other than purchase orders entered into in the ordinary course of business) entered into after the Closing Date, will deliver to the Agent a complete and current copy of such Material Contract in a reasonably prompt fashion after the creation thereof.

         Section 7.23 Bank Accounts. As of the Closing Date, Schedule 7.23 sets forth the account numbers and location of all bank accounts (including lock box and special accounts) of F.Y.I. and its Subsidiaries.





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         Section 7.24     Outstanding Securities.  As of the Closing Date, all
outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of the Loan Parties have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements. Each of the IPO and the IPO Documents were conducted and prepared in accordance with all applicable Governmental Requirements, including, without limitation, Rule 10b-5 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         Section 7.25     Related Transactions Documents.

         (a) No rights of cancellation or rescission and, to the Borrowers' knowledge, no defaults or defenses exist with respect to any of the Related Transactions Documents. F.Y.I. has delivered to the Agent complete and correct copies of all Related Transactions Documents, including all schedules and exhibits thereto. The Related Transactions Documents set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby.

         (b) As of the Closing Date, all conditions precedent to the Related Transactions pursuant to the Related Transactions Documents have been fulfilled or (with the prior written consent of the Agent) waived, the Related Transactions Documents have not been amended or otherwise modified (except as permitted by this Agreement), and there has not been any breach of any material term or condition contained in the Related Transactions Documents.

         Section 7.26 Solvency. Each of F.Y.I. and each of its Subsidiaries, as a separate entity, is Solvent, both before and after giving effect to the Loans and the Related Transactions and the consummation of any Permitted Acquisitions.

         Section 7.27 Employee Matters. Except as set forth on Schedule 7.27, as of the Closing Date (a) none of the Loan Parties or any of its respective Subsidiaries, or any of its respective employees, is subject to any collective bargaining agreement, and (b) no petition for certification or union election is pending with respect to the employees of any Loan Party or any of its respective Subsidiaries, and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any of the Loan Parties or any of its respective Subsidiaries. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrowers after due inquiry, threatened against, any of the Loan Parties or any of its respective Subsidiaries, and its respective employees, which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.27, as of the Closing Date, none of the Loan Parties or any of its respective Subsidiaries is subject to an employment contract.

         Section 7.28 Insurance. Schedule 7.28 sets forth a complete and accurate description of all policies of insurance that will be in effect as of the Closing Date for F.Y.I. and its Subsidiaries. To the extent such policies have not been replaced, no notice of cancellation has been received for such policies and F.Y.I. and its Subsidiaries are in compliance with all of the terms and conditions of such policies.

         Section 7.29 Common Enterprise. The expertise and efforts of F.Y.I. and each Subsidiary support and benefit the other members of their affiliated corporate group. F.Y.I and each Subsidiary expect to derive substantial benefit (and F.Y.I. and each Subsidiary may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans, Letters of Credit and the other transactions contemplated by this Agreement, both in their separate capacities and as a member of an affiliated and integrated corporate group. F.Y.I. and each Subsidiary will receive reasonably equivalent value in exchange for the collateral and guaranty being provided by it pursuant to Article 5 as security for the payment and performance of the Obligations.

         Section 7.30 Post-IPO Activities. Since the date of the IPO, no Borrower has (i) consummated any acquisition which would not qualify as a Permitted Acquisition under the terms of this Agreement, or (ii) made any payments of the types prohibited by Section 9.4 or engaged in any transactions of the types prohibited by Section 9.7.

                                   ARTICLE 8

                             Affirmative Covenants

         Each of F.Y.I. and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 8.1 Reporting Requirements. F.Y.I. will furnish to the Agent and each Lender:

                 (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of F.Y.I., beginning with the fiscal year ending December 31, 1995, (i) a copy of the annual audit report of F.Y.I. and its consolidated Subsidiaries as of the end of and for such fiscal year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing acceptable to the Agent and containing no qualification thereto except as may be reasonably acceptable to the Agent, to the effect that such report has been prepared in accordance with GAAP, (ii) a certificate of such independent certified public accountants to the Agent (A) stating that to their knowledge no Default has occurred and is continuing or, if in their opinion a Default has occurred and is continuing, stating the nature thereof, and (B) confirming the calculations set forth in the officer's certificate delivered concurrently therewith, and (iii) unaudited consolidating balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the preceding fiscal year;

                 (b) Quarterly Financial Statements. As soon as available, and in any event





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         within 45 days after the end of each of the quarters of each fiscal year of F.Y.I., beginning with the fiscal quarter ending March 31, 1996, a copy of (i) an unaudited financial report of F.Y.I. and its consolidated Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of F.Y.I. to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of F.Y.I. and its consolidated Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein and (ii) management's financial reports comparing actual financial results for the period to the current budget for the period;

                 (c) Monthly Financial Statements. As soon as available, and in any event within 45 days after the end of each calendar month, beginning with the calendar month ending March 31, 1996, a copy of (i) an unaudited financial report of F.Y.I. and its consolidated Subsidiaries as of the end of such calendar month and for the portion of the fiscal year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings and cash flow, and on a consolidating basis, balance sheets and statement of income, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of F.Y.I. to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of F.Y.I. and its consolidated Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein and (ii) management's financial reports comparing actual financial results for the period to the current budget for the period;

                 (d) Certificate of No Default. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a), 8.1(b) and 8.1(c), a certificate of a Responsible Officer of F.Y.I. (i) stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto, and (ii) showing (with respect to each certificate delivered concurrently with the delivery of each of the financial statements referred to in
         Section 8.1(a), 8.1(b) or 8.1(c)) in reasonable detail the calculations demonstrating compliance with Section 9.5(i) and Article 10.

                 (e) Borrowing Base Reports and Agings. As soon as available and in any event within 15 days after the end of each month, and, in any event from time to time within 7 Business Days after the request of the Agent, a Borrowing Base Report, duly completed, and, within 7 Business Days after the request of the Agent, (i) an aged trial balance of all then-existing Receivables and all then- existing accounts payable of the Revolving Loans Borrowers (detailed by Borrower), with respect to the Revolving Credit Loans, and (ii) a detailed schedule of all Inventory of the Revolving Loans Borrowers (detailed by Borrower) and the locations thereof;

                 (f) Budget. As soon as available and in any event before the beginning of each fiscal year of F.Y.I. for each fiscal year after 1996, a copy of the budget of F.Y.I. and its Subsidiaries for such fiscal year (segregated by entity and quarter or month and setting forth all material assumptions);

                 (g) Management Letters. Promptly upon any request therefor by the Agent, a copy of any management letter or written report submitted to any Loan Party by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any such Person;

                 (h) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority or arbitrator affecting any Loan Party which, if determined adversely to any such Person, could have a Material Adverse Effect;

                 (i) Notice of Default. As soon as possible and in any event immediately upon any Borrower's knowledge of the occurrence of any Default, a written notice setting forth the details of such Default and the action that such Borrower has taken and proposes to take with respect thereto, and the Borrowers will also at that time provide notice of such Default to each holder of Seller Subordinated Debt;

                 (j) ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which any Loan Party or any of its ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five days after any such Person knows or has reason to know that any Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC, any Loan Party or any ERISA Affiliate has instituted or will institute proceedings under ERISA to terminate or withdraw from or reorganize any Pension Plan, a certificate of a Responsible Officer of such Loan Party setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction, tax or penalty or termination and the action that such Loan Party has taken and proposes to take with respect thereto;

                 (k) Reports to Other Creditors. Promptly after the furnishing thereof, a copy of any statement or report furnished by any Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Agent and the Lenders pursuant to any other subsection of this Section 8.1;

                 (l) Notice of Material Adverse Effect. Within five Business Days after any Borrower becomes aware thereof, written notice of any matter that could have a Material Adverse Effect;





                                       72
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                 (m)      Proxy Statements, Etc.  As soon as available, one
         copy of each financial statement, report, notice or proxy statement sent by any Loan Party to its stockholders generally and one copy of each regular, periodic or special report, registration statement or prospectus filed by any Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency, and of all press releases and other statements made by any of the Loan Parties to the public containing material developments in its business;

                 (n) Notice of New Properties and Subsidiaries. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a), 8.1(b) and 8.1(c), notice of (i) any real Property acquired or any lease of real Property which meets the criteria set forth in
                                  Section 5.4 entered into by F.Y.I. or any of
         its Subsidiaries as lessee, (ii) any additional patents, copyrights and trademarks, and any other Intellectual Property of which the Agent should be aware in order to ensure its Lien thereon, acquired by F.Y.I. or any of its Subsidiaries, and (iii) the creation or acquisition of any direct or indirect Subsidiary of F.Y.I. after the Closing Date and subsequent to the last delivery of such information;

                 (o) Appraisals. From time to time if the Agent determines that such appraisals are required to comply with applicable Governmental Requirements or to syndicate the Loans, appraisals of the Mortgaged Properties reasonably satisfactory in form and substance to the Agent (such appraisals to be at the expense of the Borrowers);

                 (p) Insurance. Within 60 days prior to the end of each fiscal year of F.Y.I., a report in form and substance reasonably satisfactory to the Agent summarizing all material insurance coverage maintained by F.Y.I. and its Subsidiaries as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

                 (q) Plan Information. From time to time, as reasonably requested by the Agent or any Lender, such books, records and other documents relating to the any Pension Plan as the Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan covering employees of any Borrower or any ERISA Affiliate, or a transfer of assets of a Pension Plan covering employees of any Borrower or any ERISA Affiliate, written notification thereof; promptly upon any Borrower's receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

                 (r) Environmental Assessments and Notices. Promptly after the receipt thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any real Property of any Loan Party and each notice sent by any Governmental Authority relating to any failure or alleged failure to comply with any





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

         Environmental Law or any liability with respect thereto;

                 (s) Permitted Holders. Within 30 days after the Closing Date, a list of the identities of each of the Permitted Holders other than those which are Permitted Holders on the Closing Date and the record and beneficial ownership of F.Y.I. Common Stock of all Permitted Holders.

                 (t) General Information. Promptly, such other information concerning the Loan Parties and their respective Subsidiaries as the Agent or any Lender may from time to time reasonably request; and

                 (u) Solvency Certificate. At the time of the making of the initial Loan or the issuance of the initial Letter of Credit and at the making of each Term Loan thereafter, a Solvency Certificate.

         Section 8.2 Maintenance of Existence, Conduct of Business. Each of the Borrowers will, and will cause each of its Subsidiaries to, preserve and maintain its corporate existence and all of its material leases, privileges, licenses, Permits, franchises, qualifications, Intellectual Property, intangible Property and rights that are necessary in the ordinary conduct of its business. Each of the Borrowers will, and will cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

         Section 8.3 Maintenance of Properties. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain, keep and preserve all of its Properties necessary or appropriate in the proper conduct of its business in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals, replacements, betterments and improvements thereof.

         Section 8.4 Taxes and Claims. Each of the Borrowers will, and will cause each of its Subsidiaries to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither any Borrower nor any of its Subsidiaries shall be required to pay or discharge any tax, levy, assessment or governmental charge or claim for labor, material or supplies whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

         Section 8.5 Insurance. (a) Each of the Borrowers will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities, provided that in any event each of the Borrowers and its Subsidiaries (as appropriate) will maintain:





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         (i)     Property Insurance -- Insurance against loss or damage
                 covering substantially all of the tangible real and personal Property and improvements of such Borrower and each of its Subsidiaries by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be satisfactory to the Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are reasonably available as determined by F.Y.I.'s independent insurance broker reasonably acceptable to the Agent.

         (ii) Automobile Liability Insurance for Bodily Injury and Property Damage --Insurance in respect of all vehicles (whether owned, hired or rented by such Borrower or any of its Subsidiaries) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

         (iii) Comprehensive General Liability Insurance -- Insurance against claims for bodily injury, death or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks and waterways) of such Borrower and its Subsidiaries, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

         (iv) Worker's Compensation Insurance -- Worker's compensation insurance (including employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.

         (v) Product Liability Insurance -- Insurance against claims for bodily injury, death or Property damage resulting from the use of products sold by such Borrower or any of its Subsidiaries to the extent and in such amounts as then customarily maintained by responsible Persons engaged in businesses similar to that of such Borrower and/or any of its Subsidiaries.

         (vi) Business Interruption Insurance -- Insurance against loss of operating income earned from the operation of the Properties of such Borrower and its Subsidiaries, by reason of any Peril (to the extent reasonably available) affecting the operation thereof, and insurance against any other insurable loss of operating income by reason of any business interruption affecting such Borrower or any of its Subsidiaries to the extent covered by standard business interruption policies in the applicable states; provided, however, that F.Y.I., Researchers, Leonard, and Sacramento are not required to have such business interruption insurance on the Closing Date, but shall have it no later than the date of the making of the initial Loan or the issuance of the initial Letter of Credit.

Such insurance shall be written by financially responsible companies selected by the Borrowers and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or





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

larger, or by other companies reasonably acceptable to the Required Lenders.
No later than the date of the making of the initial Loan or the issuance of the initial Letter of Credit, each policy referred to in this Section 8.5 shall provide that it will not be canceled, amended or reduced except after not less than 30 days' prior written notice to the Agent and shall also provide that the interests of the Agent and the Lenders shall not be invalidated by any act or negligence of any Borrower or any of its Subsidiaries. The Borrowers will advise the Agent promptly of any policy cancellation, reduction or amendment. For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Borrowers and their Subsidiaries are located.

         (b) The Borrowers will cause each Insurance Recovery (other than any portion of an Insurance Recovery payable to a landlord to repair or replace Property leased by any Borrower or any of its Subsidiaries) in excess of $100,000 to be deposited promptly with the Agent as security for the Obligations. If no Event of Default or payment Default shall have occurred and be continuing, the applicable Borrower or Borrowers may use each such Insurance Recovery to repair, restore or replace the Property that was the subject of such Insurance Recovery. An Insurance Recovery will only be released to a Borrower pursuant to this Section 8.5(b) upon delivery by such Borrower to the Agent of evidence reasonably satisfactory to the Agent of the expenditure of amounts in repair, restoration or replacement of the Property that was the subject of the Insurance Recovery or the purchase of other, similar Property for use in such Borrower's or its Subsidiary's (as applicable) business. The Borrowers will promptly pay all Excess Insurance Proceeds to the Agent for application against the Obligations in accordance with Section 2.7(b).

         (c) If a Default shall have occurred and be continuing, the Borrowers will cause all proceeds of insurance paid on account of the loss of or damage to any Property of a Borrower or any of its Subsidiaries and all awards of compensation for any Property of such Borrower or any of its Subsidiaries taken by condemnation or eminent domain to be paid directly to the Agent to be applied against or held as security for the Obligations, at the election of the Agent and the Required Lenders.

         Section 8.6 Inspection Rights. The Borrowers will, and will cause F.Y.I. and each of its Subsidiaries to, permit representatives and agents of the Agent and each Lender, during normal business hours and upon reasonable notice to F.Y.I., to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. The Borrowers will authorize their accountants in writing (with a copy to the Agent) to comply with this Section 8.6. The Agent or its representatives may, at any time and from time to time at the Borrowers' expense, conduct field exams to verify the Borrowing Base and for such other purposes as the Agent may reasonably request.

         Section 8.7 Keeping Books and Records. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their





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

respective dealings and business affairs. If any Accounting Changes from the accounting principles used in the preparation of the financial statements referenced in Section 8.1 are hereafter required or permitted by GAAP and are adopted by any Borrower or any of its Subsidiaries, the provisions of Section 1.3(a) shall be applicable thereto; provided that, until any necessary amendments have been made, the certificate required to be delivered under
Section 8.1(d) hereof demonstrating compliance with Article 10 shall include calculations setting forth the adjustments from the relevant items as shown in the current financial statements based on the changes to GAAP to the corresponding items based on GAAP as used in the financial statements referenced in Section 7.2(a), in order to demonstrate how such financial covenant compliance was derived from the current financial statements.

         Section 8.8 Compliance with Laws. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with all applicable Governmental Requirements, except for instances of noncompliance that could not have, individually or in the aggregate, a Material Adverse Effect.

         Section 8.9 Compliance with Agreements. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with all agreements, contracts and instruments binding on it or affecting its Properties or business, except for instances of noncompliance that could not have, individually or in the aggregate, a Material Adverse Effect.

         Section 8.10 Further Assurances. Each of the Borrowers will, and will cause each of its Subsidiaries to, execute and deliver such further agreements, documents and instruments and take such further action as may be reasonably requested by the Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Agent for the benefit of itself and the Lenders in and to the Collateral and the required priority of such Liens.

         Section 8.11 ERISA; Plans. Each of the Borrowers will, and will cause each of its ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA, if applicable, so as not to give rise to any liability thereunder.

         Section 8.12 Trade Accounts Payable. Each of the Borrowers will, and will cause each of its Subsidiaries to, pay all trade accounts payable before the same become more than 60 days past due, except (a) trade accounts payable contested in good faith or (b) trade accounts payable in an aggregate amount not to exceed at any time outstanding $100,000 and with respect to which no proceeding to enforce collection has been commenced or, to the knowledge of any Borrower, threatened.

         Section 8.13 Unified Cash Management System. If required by the Agent at any time in the future after June 30, 1996, within 30 days after written notice from the Agent, F.Y.I. and each of its Subsidiaries will maintain a unified cash management system and will ensure, and will cause F.Y.I. and each of its Subsidiaries to ensure, that all proceeds of all Collateral are (a) deposited directly, as received, into a collection account of F.Y.I. or such Subsidiary (as applicable) and (b) on a daily basis after such deposit, transferred into a concentration account of F.Y.I. or such Subsidiary (as applicable). If required by the Agent, each of the Borrowers will maintain





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

in effect, and will cause F.Y.I. and each of its Subsidiaries to maintain in effect, an agreement governing each of its collection accounts and its concentration account in a form approved by the Agent with a depository bank satisfactory to the Agent.

         Section 8.14 No Consolidation. Each of the Borrowers will, and will cause each of its Subsidiaries to:

         (a) provide, that at all times, at least one (1) member of its board of directors or at least one (1) of its officers will be a Person who is not an officer, director or employee of any Affiliate of any Borrower;

         (b) maintain corporate records and books of account separate from those of any corporation which is an Affiliate of any Borrower and separate from those of any Subsidiary of any Borrower;

         (c) not commingle its funds or assets with those of any corporation which is an Affiliate of any Borrower or with those of any Subsidiary of any Borrower, provided, that compliance with Section 8.13 shall not constitute a commingling of funds or assets; and

         (d) provide that its board of directors will hold all appropriate meetings to authorize and approve such Person's corporate actions.

         Section 8.15 Permitted Acquisitions. In connection with any Permitted Acquisition which is not wholly or partially financed by proceeds of Loans, F.Y.I. will provide to the Agent and the Lenders the notices, certificate and other information required by Section 6.5.


                                   ARTICLE 9

                               Negative Covenants

         Each of F.Y.I. and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 9.1 Debt. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, incur, create, assume or permit to exist any Debt, except:

                 (a) Debt of F.Y.I.. and its Subsidiaries to the Lenders pursuant to the Loan Documents;

                 (b) Existing Debt described on Schedule 7.10 hereto and renewals, replacements (on terms no more onerous to the borrower than the existing terms), and extensions of





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

         such Debt which do not increase the outstanding principal amount of, such Debt and the terms and provisions of which are not materially more onerous than the terms and conditions of such Debt on the Closing Date;

                 (c) Purchase money Debt secured by purchase money Liens, which Debt and Liens are permitted under and meet all of the requirements of clause (g) of the definition of Permitted Liens contained in Section 1.1;

                 (d) Seller Subordinated Debt; provided, however, that no Seller Subordinated Debt may be created or incurred during the continuance of any Default or Event of Default or if a Default or Event of Default would result from the creation or incurrence of such Seller Subordinated Debt;

                 (e) Intercompany Debt between or among F.Y.I. and any of its Wholly-Owned Subsidiaries which is a Borrower incurred in the ordinary course of business, subject to the following requirements:
         (i) the aggregate principal amount of all loans made by F.Y.I. to its Wholly-Owned Subsidiaries which are Borrowers and outstanding at any time shall not exceed $1,000,000 as to each Subsidiary minus the amount of any Investments by F.Y.I. in each such Subsidiary (which investment amount is net of dividends as provided in Section 9.5(g)(ii)) under Section 9.5(g)(ii), excluding Debt owing from Subsidiaries of F.Y.I. to F.Y.I. which represents amounts loaned by F.Y.I. to such Subsidiaries to pay all or a portion of the purchase consideration for a Permitted Acquisition or to fund Permitted Capital Expenditures, and (ii) any and all of the Debt permitted pursuant to this Section 9.1(e) shall be unsecured, shall be evidenced by instruments satisfactory to the Agent which will be pledged to the Agent for the benefit of the Agent and the Lenders and shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Agent (the foregoing being referred to as "Intercompany Debt");

                 (f) Obligations under Interest Rate Protection Agreements and Currency Hedge Agreements, provided that each counterparty shall be Banque Paribas or another counterparty rated in one of the three highest rating categories of Standard and Poors Corporation or Moody's Investors Service, Inc., and provided that the maximum amount for which interest may be fixed or capped under all such Interest Rate Protection Agreements may not exceed one hundred percent (100%) of the Debt of F.Y.I. and its Subsidiaries, and provided further, however, that the maximum amount of currency for which risk may be hedged under a Currency Hedge Agreement may not exceed one hundred percent (100%) of the foreign currency at risk in the transactions in which F.Y.I. and its Subsidiaries are engaged;

                 (g) Liabilities of a Borrower in respect of unfunded vested benefits under any Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default; and

                 (h) Indebtedness with respect to either (i) the $2,400,000 Prince Georges

         County, Maryland Variable Rate Demand/Fixed Rate Revenue Bonds
         (B&B Records Center, Inc. Facility) 1989 issue, not to exceed $2,500,000 in the aggregate; provided, that (A) the assets or Capital Stock of B&B Information and Image Management,Inc. are acquired by a Borrower in a Permitted Acquisition, and (B) the Liens securing such bonds do not attach to any assets other than those which secured the bonds prior to the date of the Permitted Acquisition, or (ii) Indebtedness with respect to industrial development bond financings associated with Permitted Acquisitions by any Borrower that were in existence prior to, and not made in contemplation of, such Permitted Acquisitions, not to exceed $1,000,000 in the aggregate; provided, that the Liens securing the industrial development bonds do not attach to any assets other than those which secured the industrial development bonds prior to the date of the Permitted Acquisition (but at no time may the Borrowers or their respective Subsidiaries taken as a whole have any Debt of the types described in both clauses h(i) and h(ii) outstanding at the same time, and if at any time any of the Debt of the type described in clause (h)(i) is incurred by any Borrower or any Subsidiary of any Borrower, no Debt of the type described in clause
         (h)(ii) will be permitted).

         Section 9.2 Limitation on Liens. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens.

         Section 9.3 Mergers, Etc. Each of the Borrowers will not, and will not permit its Subsidiaries to, (a) become a party to a merger or consolidation, (b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the business or Properties of any Person; provided, however, that (i) Permitted Acquisitions (but no other Acquisitions) shall be permitted, and (ii) any Borrower may merge with and into F.Y.I. and any Borrower (other than F.Y.I.) may merge with and into any other Borrower if no consideration is given by the surviving corporation in such merger other than Capital Stock of the surviving corporation and such Capital Stock is pledged to the Agent, on behalf of the Agent and the Lenders, as security for the Obligations pursuant to Section 9.6. The surviving corporation in any such merger shall ratify the Security Documents and other obligations of the non-surviving corporation under the Loan Documents.

         Section 9.4 Restricted Payments. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, make any Restricted Payments, except:

                 (a) Subsidiaries of F.Y.I. may declare and pay dividends to F.Y.I.;

                 (b) The Subsidiaries of F.Y.I. may make tax payments to F.Y.I. if and to the extent that all such payments are promptly paid by F.Y.I. to the appropriate Governmental Authority to whom such payments are owed; provided that in no event shall such payments be greater than the amounts actually paid by F.Y.I. in respect of such taxes;

                 (c) To the extent required by the terms of any employment agreement, purchases by F.Y.I. of shares of F.Y.I. Common Stock from employees of F.Y.I. or its Subsidiaries upon the termination of the employment of such employees, provided that the amount paid therefor shall not exceed the fair market value of such shares to be purchased and shall not exceed $250,000 in the aggregate during any fiscal year or a cumulative total of $350,000 in the aggregate during the term of this Agreement and F.Y.I. shall grant to the Agent, for the benefit of the Agent and the Lenders, a Lien on all of such shares purchased by F.Y.I. as security for the Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Agent;

                 (d)      To the extent permitted under 9.5(g) and (h);

provided, however, that no Restricted Payments may be made pursuant to clauses
(a), (b), (c) or (d) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

         Section 9.5 Investments. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:

                 (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to a Borrower or any of its Subsidiaries;

                 (b) Existing Investments identified on Schedule 9.5 hereto;

                 (c) Investments in securities issued or guaranteed by the U.S. or any agency thereof with maturities of one year or less from the date of acquisition;

                 (d) Investments in certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

                 (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in clause (c) preceding with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

                 (f) Investments in commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition;

                 (g) (i) Investments (other than Intercompany Debt referred to in clause (h) below) by F.Y.I. in other Borrowers existing on the Closing Date, and (ii) additional Investments by F.Y.I. in other Borrowers made after the Closing Date in an amount as to each such Borrower not to exceed $1,000,000 at any time outstanding (in calculating the outstanding amount of the Investment by F.Y.I. in any other
         Borrower to determine compliance with this provision, the aggregate Investment by F.Y.I. in the Borrower shall be reduced by the amount of any dividends paid to F.Y.I. by such Borrower, and the resulting amount is the amount which will be deemed to be the Investment of F.Y.I. in said Subsidiary for purpose of determining compliance with this provision) (minus the amount of any Intercompany Debt owing from each such Borrower to F.Y.I. as permitted by Section 9.1(e)(i)), plus (iii) any Investments of F.Y.I. in its Subsidiaries which are Borrowers which represent amounts invested in such Borrower to enable such Borrower (A) to pay all or a portion of the purchase consideration for a Permitted Acquisition, (B) to make Permitted Capital Expenditures, (C) to retire any Existing Debt, or (D) to retire any Debt assumed in connection with a Permitted Acquisition, plus (iv) Investments by F.Y.I. in Wholly-Owned Subsidiaries of F.Y.I. which are not Borrowers, not to exceed $500,000 in the aggregate as to all such Subsidiaries.

                 (h)      Intercompany Debt permitted pursuant to Section
         9.1(e);

                 (i) up to $1,000,000 in Investments in publicly traded equity securities of a Person whose material business and properties are all located in the U.S. or Canada and who is engaged in a business similar or complementary to the business of a Borrower and which has generated positive EBITDA during the twelve-month period preceding the purchase of such securities so long as the aggregate of such equity securities owned by F.Y.I. or any Subsidiary does not at any time exceed (a) 3% of the total assets of F.Y.I., or (b) 20% of the total assets of the Person owning such securities, in each case determined in accordance with GAAP; and

                 (j)      Investments which constitute Permitted Acquisitions;

provided, however, that no Investments may be made by the Borrower pursuant to clauses (g) or (h) preceding if a Default exists at the time of such Investment or would result therefrom.

         Section 9.6 Limitation on Issuance of Capital Stock. Each of the Borrowers (other than F.Y.I.) will not, and each of the Borrowers (including F.Y.I.) will not permit any of its Subsidiaries to, at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock; provided, however, that, if and to the extent not otherwise prohibited by this Agreement or the other Loan Documents (i) a Subsidiary of F.Y.I. may issue additional shares of its Capital Stock to F.Y.I. for full and fair consideration, and (ii) any Borrower may engage in any merger permitted under clause (ii) of the proviso to Section 9.3; provided, further, however, that all of such additional shares of Capital Stock referred to in clauses (i) and (ii) preceding and any shares of Capital Stock issued in any merger referred to in clause (ii) preceding shall be pledged to the Agent, on behalf of the Agent and the Lenders, as security for the Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Agent.

         Section 9.7 Transactions With Affiliates. Except for (a) the payment of salaries, bonus





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

and incentive compensation in the ordinary course of business consistent with prudent business practices, and (b) the furnishing of employment benefits in the ordinary course of business consistent with prudent business practices, each of the Borrowers will not, and will not permit any of its Subsidiaries to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate, officer or director of such Borrower or such Subsidiary except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary, respectively, than would be obtained in a comparable arms-length transaction with a Person not an Affiliate, officer or director of such Borrower or such Subsidiary, respectively.

         Section 9.8 Disposition of Property. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except:

                 (a) dispositions of Inventory in the ordinary course of business,

                 (b) Asset Dispositions by F.Y.I. and its Subsidiaries to Persons other than F.Y.I. and its Subsidiaries if each of the following conditions have been satisfied: (i) the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions in any fiscal year of F.Y.I. do not exceed $250,000 and the cumulative Net Proceeds from all Asset Dispositions do not exceed $500,000, (ii) the consideration received by F.Y.I. or its Subsidiaries is at least equal to the fair market value of such assets, (iii) the sole consideration received is cash payable at the closing, provided, however, that up to a cumulative total of $125,000 of Property may be disposed of by F.Y.I. and its Subsidiaries on a combined basis on terms which defer payment of a portion of the purchase price, (iv) no Default exists at the time of or will result from such Asset Disposition, and (v) the applicable Borrower makes any payment required under Section 2.7(b);

                 (c) Asset Dispositions by F.Y.I. and its Subsidiaries to a Borrower if each of the following conditions have been satisfied:
         (i) the aggregate fair market value of the assets sold, disposed of or otherwise transferred by a Borrower and transferred to a Borrower shall not exceed $150,000 in aggregate amount during fiscal year 1996 and shall not exceed $250,000 in aggregate amount subsequent to fiscal year 1996, (ii) the assets sold, disposed of or otherwise transferred to a Borrower shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) in favor of the Agent and the Lenders, and (iii) no Default exists at the time of or will result from such Asset Disposition;

                 (d) dispositions of Property no longer used or useful in the ordinary course of business; and

                 (e) Asset Dispositions that were contemplated and disclosed to the Agent at the time of any Permitted Acquisition if the Asset Disposition occurs, and the Net Proceeds thereof are applied, as required or permitted by Section 2.7(b).

         Section 9.9 Sale and Leaseback. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

         Section 9.10 Lines of Business. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, engage in any line or lines of business activity other than the businesses in which they are engaged on the Closing Date and lines of business reasonably related thereto. F.Y.I. will not, without the prior written consent of the Required Lenders, become an operating company and will not engage in any business activity except for business activities relating to its ownership and management of its Subsidiaries substantially consistent with its current business activities. No Borrower shall or shall permit any of its Subsidiaries to own Property or conduct any material business operations outside the U.S., Canada or, to the extent permitted by the last proviso in the definition of Permitted Acquisitions, Mexico.

         Section 9.11 Environmental Protection. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which such Borrower or any of its Subsidiaries would be responsible, except for circumstances or events described in clauses (a) through (d) preceding that could not have, individually or in the aggregate, a Material Adverse Effect.

         Section 9.12 Intercompany Transactions. Except as may be expressly permitted or required by the Loan Documents, each of the Borrowers will not, and will not permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to (a) pay dividends or make any other distribution to such Borrower or any of its Subsidiaries in respect of such Subsidiary's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to a Borrower or any of its Subsidiaries, (c) make any loan or advance to a Borrower or any of its Subsidiaries, (d) participate in the Unified Cash Management System if required by the Agent, or (e) sell, lease or transfer any of its Property to a Borrower or any of its Subsidiaries.

         Section 9.13 Management Fees. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, pay any management, consulting or similar fees (excluding directors' fees) to any Affiliate of such Borrower or to any director, officer or employee of such Borrower or any Affiliate of such Borrower; provided, however, that any Borrower may pay management or similar fees to F.Y.I. to the extent that the amount of such fees paid in any year does not exceed 4% of





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

the gross revenues of the paying Borrower for that year.

         Section 9.14 Modification of Other Agreements. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, consent to or implement any termination, amendment, modification, supplement or waiver of
(a) the F.Y.I. Equity Documents, if the same could have a Material Adverse Effect or otherwise could be materially adverse to the Agent or the Lenders,
(b) the certificate of incorporation or bylaws (or analogous constitutional documents) of F.Y.I. or any of its Subsidiaries if the same could have a Material Adverse Effect or otherwise could be materially adverse to the Agent or the Lenders, or (c) any other Material Contract to which it is a party or any Permit which it possesses if the same could have a Material Adverse Effect; provided, however, that F.Y.I. and its Subsidiaries may amend or modify the agreements, documents and instruments referred to in clause (c) preceding if and to the extent that such amendment or modification is not substantive or material and could not have a Material Adverse Effect.

         Section 9.15 Bank Accounts. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, create or maintain any bank accounts other than those listed on Schedule 7.23 hereto or consented to in writing by the Agent, which consent shall not be unreasonably withheld.

         Section 9.16 ERISA Plans. Each of the Borrowers will not, and will not permit any of its Subsidiaries to:

                 (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer
         Plan) to exist or to be created that exceeds $25,000 with respect to any such Plan or $50,000 with respect to all such Plans in the aggregate on either a going concern or a wind-up basis; or

                 (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

         Section 9.17 Dividend Restrictions. No Borrower will, or will permit any of its Subsidiaries to, be party to or bound by any agreement, document, instrument, covenant or other restriction (other than this Agreement) which restricts the ability of such Subsidiary to pay dividends to, make distribution to, and make advance to, the Borrowers.

         Section 9.18 Second-Tier Subsidiaries. No Borrower other than F.Y.I. shall have any Subsidiaries, and F.Y.I. shall not have any Subsidiaries which are Subsidiaries of Subsidiaries of F.Y.I.

                                   ARTICLE 10

                              Financial Covenants

         Each of F.Y.I. and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 10.1 Consolidated Net Worth. F.Y.I. will at all times maintain Consolidated Net Worth in an amount not less than the sum of (a) $19,000,000 plus (b) 75% of cumulative Consolidated Net Income, if positive for any fiscal quarter, i.e., exclusive of negative Consolidated Net Income for any fiscal quarter, after the Closing Date, plus (c) all Net Proceeds of each Equity Issuance after the Closing Date minus the amount of any stock repurchase consummated under the terms of Section 9.4(c).

         Section 10.2 Ratio of Total Senior Debt to EBITDA. F.Y.I. will not permit the ratio, calculated as of the end of each fiscal quarter of F.Y.I. commencing with the fiscal quarter ended June 30, 1996, of (i) Total Senior Debt to (ii) EBITDA for the four fiscal quarters then ended for F.Y.I. and its Subsidiaries to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:

                 Period                                          Ratio
                 ------                                          -----

        From April 1, 1996, through September 30, 1997              2.75 to 1.00
        From October 1, 1997, through March 31, 1998                2.50 to 1.00
        From April 1, 1998, through March 31, 1999                  2.25 to 1.00
        From April 1, 1999, through March 31, 2000                  1.75 to 1.00
        From April 1, 2000 and at all times thereafter              1.25 to 1.00

         Section 10.3 Ratio of Total Debt to EBITDA. F.Y.I. will not permit the ratio, calculated as of the end of each fiscal quarter of F.Y.I. commencing with the fiscal quarter ended June 30, 1996, of (i) Total Debt to
(ii) EBITDA for the four fiscal quarters then ended for F.Y.I. and its Subsidiaries to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:

                 Period                                          Ratio
                 ------                                          -----

        From April 1, 1996, through September 30, 1997              3.25 to 1.00
        From October 1, 1997 through March 31, 1998                 3.00 to 1.00
        From April 1, 1998, through March 31, 1999                  2.75 to 1.00
        From April 1, 1999, through March 31, 2000                  2.25 to 1.00
        From April 1, 2000, and at all times thereafter             1.75 to 1.00

         Section 10.4 Consolidated Fixed Charge Coverage Ratio. F.Y.I. will not permit the

Consolidated Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter of F.Y.I.. commencing with the fiscal quarter ended March 31, 1996, for the four fiscal quarters of F.Y.I. then ended, to be less than 1.5 to 1.0.
         Section 10.5 Consolidated Interest Coverage Ratio. F.Y.I. will not permit the Consolidated Interest Coverage Ratio, calculated as of the end of each fiscal quarter of F.Y.I. commencing with the fiscal quarter ended March 31, 1996, for the four fiscal quarters of F.Y.I. then ended (if calculated as of the end of any fiscal quarter ended prior to December 31, 1996, for the period consisting of the greatest number of fiscal quarters commencing after and completed subsequent to the Closing Date in accordance with Section 1.4), to be less than the ratio set forth below for the period during which such fiscal quarter end occurs:

                 Period                                             Ratio
                 ------                                             -----

        From April 1, 1996, through December 31, 1997               3.5 to 1.00
        From January 1, 1998, through December 31, 1998             4.0 to 1.00
        From January 1, 1999, and at all times thereafter           5.0 to 1.00

         Section 10.6 Capital Expenditures. F.Y.I. will not permit the aggregate Capital Expenditures of F.Y.I. and its Subsidiaries during any fiscal year of F.Y.I. to exceed an amount equal to the corresponding amount for such fiscal year indicated below (each such sum being "Permitted Capital Expenditures" for such fiscal year):


         Ending on December 31                                      Amount
         ---------------------                                      ------
         1996                                                       $1,500,000
         1997                                                       $1,650,000
         1998                                                       $1,800,000
         1999                                                       $2,000,000
         2000 and thereafter                                        $2,200,000

; plus an amount equal to 110% of the annual depreciation of any entity acquired in a Permitted Acquisition (i) for the fiscal year in which such Permitted Acquisition is made, for the twelve-month period preceding the date of the Permitted Acquisition multiplied by a fraction the numerator of which is the number of calendar days remaining in the fiscal year in which such Permitted Acquisition is consummated after the date of consummation of such Permitted Acquisition and the denominator of which is 365, and (ii) for each subsequent fiscal year, increasing at a rate of three percent (3%). The Permitted Capital Expenditures amount for fiscal year 1996 shall be increased by any Capital Expenditures (up to $600,000 in the aggregate) made by F.Y.I. and its Subsidiaries to implement a contract between Deliverex and the United States Veterans Administration of California.

         If any Permitted Capital Expenditures consist of the purchase of all or substantially all of the assets of any Person, F.Y.I. shall, at least 30 days prior to such purchase, provide evidence satisfactory to the Agent that the contingent liabilities to be assumed by the purchaser with respect to such assets (including, without limitation, contingent liabilities relating to ERISA, environmental matters and litigation) do not exceed ten percent of the purchase price paid for such assets.

         Section 10.7 Minimum EBITDA. F.Y.I. will not permit the consolidated EBITDA of F.Y.I. and its Subsidiaries to be less than the amount shown below next to such date:

         Date
         ----
                                                                    Amount
                                                                    ------
         June 30, 1996                                              $4,700,000
         September 30, 1996                                         $4,950,000
         December 31, 1996                                          $5,250,000
         March 31, 1997                                             $5,500,000
         June 30, 1997                                              $5,750,000
         September 30, 1997                                         $6,000,000
         December 31, 1997                                          $6,250,000
         March 31, 1998                                             $6,500,000
         June 30, 1998                                              $6,750,000
         September 30, 1998                                         $7,000,000
         December 31, 1998                                          $7,300,000
         March 31, 1999                                             $7,600,000
         June 30, 1999                                              $7,900,000
         September 30, 1999                                         $8,200,000
         December 31, 1999                                          $8,500,000
         March 31, 2000                                             $8,800,000
         June 30, 2000                                              $9,100,000
         September 30, 2000                                         $9,400,000
         December 31, 2000 and thereafter                           $9,700,000


                                   ARTICLE 11

                                    Default

         Section 11.1 Events of Default. Each of the following shall be deemed an "Event of Default":

                 (a) Any Borrower shall fail to pay, repay or prepay when due any amount of principal owing to the Agent or any Lender pursuant to this Agreement or any other Loan Document, or shall fail to pay within two days after the due date thereof any interest, fee or other amount or other Obligation owing to the Agent or any Lender pursuant to this Agreement or any other Loan Document.

                 (b) Any representation or warranty made or deemed made by F.Y.I. or any of its Subsidiaries or by any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

                 (c) F.Y.I. or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.1, 5.2, 8.1(e), 8.1(i), 8.1(l), 8.2 (other than the last sentence of Section 8.2), 8.6, or 8.7, Article 9 (other than
         Section 9.7, 9.11 and 9.15) or Article 10 of this Agreement; F.Y.I. or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.3, 8.1 (other than Sections 8.1(e), 8.1(i), or 8.1(l)), 8.4, 8.5, 8.8, 8.9, 8.10,
         8.12, 8.13 9.7, 9.11 or 9.15 and such failure is not remedied or waived within ten days after such failure commenced; F.Y.I. or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in any Security Agreement other than in Section 4.05, 4.08, 4.11(b), 4.11(c), 4.12 or 4.16 thereof;
         F.Y.I. or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in any Mortgage executed by it and such failure shall continue beyond any grace or cure period specified in such Mortgage; any Guarantor shall fail to perform, observe or comply with any covenant, agreement or term contained in its Guaranty, subject to any grace period applicable to such covenant, agreement or term in this Agreement to the extent this Agreement is incorporated therein by reference; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.

                 (d) F.Y.I. ceases to be Solvent or any other material Loan Party ceases to be Solvent for a period exceeding 15 days from the earlier of the date notice of such failure to remain Solvent is given by the Agent to F.Y.I. or the date the Borrowers are obligated to give notice of such Default to the Agent under Section 8.1(i), or any Loan Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; provided, however, that if any Loan Party shall cease to be Solvent more than once in any twelve-month period, such occurrence shall immediately become an Event of Default.

                 (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of itself or of all or any substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect (the " Bankruptcy Code"), (iv) institute any proceeding or file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the

         Bankruptcy Code, or (vi) take any corporate or other action for the purpose of effecting any of the foregoing.

                 (f) A proceeding or case shall be commenced, without the application, approval or consent of any of the Loan Parties in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of any of the Loan Parties or of all or any substantial part of its Property, or (iii) similar relief in respect of any of the Loan Parties under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any of the Loan Parties shall be entered in an involuntary case under the Bankruptcy Code.

                 (g) Any of the Loan Parties shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $200,000 against any of its Properties.

                 (h) A final judgment or judgments for the payment of money in excess of $100,000 in the aggregate shall be rendered by a court or courts against the Loan Parties or any of them on claims not covered by insurance or as to which the insurance carrier has denied responsibility and the same shall not be discharged, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Loan Parties shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                 (i) Any of the Loan Parties shall fail to pay when due any principal of or interest on any Debt (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $250,000, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                 (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Permitted Holder, any Loan Party, or any of its Affiliates, or any Loan Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) upon any of the Collateral purported to be covered thereby.

                 (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Pension Plan or the termination of any Pension Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Pension Plan, or the institution by the PBGC of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 406 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Plan; or (vi) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Plan or the reorganization, insolvency or termination of any Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Banks subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $50,000.

                 (l)      The occurrence of a Change of Control.

                 (m) If, at any time, the subordination provisions of any of the Seller Subordinated Debt shall be invalidated or shall otherwise cease to be in full force and effect.

                 (n) The occurrence of any Material Adverse Effect; provided, however, that, for purposes of this Section 11.1(n), no Material Adverse Effect shall be deemed to have occurred under clause (a) of the definition of Material Adverse Effect in Section 1.1 unless, based upon the financial condition or financial performance of the Borrowers, it is not reasonable to expect that the Borrowers will be able to comply with all their financial covenants set forth in
         Article 10.

         Section 11.2 Remedies. If any Event of Default shall occur and be continuing, the Agent may (subject to Section 13.11 with respect to clauses (a) and (b) below) and, if directed by the Required Lenders, the Agent shall do any one or more of the following:

                 (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by any Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers;

                 (b) Termination of Commitments. Terminate the Commitments (including, without limitation, the obligation of the Issuing Bank to issue Letters of Credit) without notice to the Borrowers;

                 (c)      Judgment.  Reduce any claim to judgment;

                 (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Agent for the benefit of the Agent and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or

                 (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity or otherwise, including, without limitation, the right of setoff provided by Section 5.6 of this Agreement;

provided, however, that upon the occurrence of an Event of Default under
Section 11.1(e) or Section 11.1(f), the Commitments of all of the Lenders (including, without limitation, the obligation of the Issuing Bank to issue Letters of Credit) shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrowers under the Loan Documents shall thereupon become immediately and automatically due and payable, all without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

         Section 11.3 Cash Collateral. If an Event of Default shall have occurred and be continuing the Revolving Loans Borrowers shall, if requested by the Agent or the Required Lenders, pledge to the Agent as security for the Obligations an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in a cash collateral account satisfactory to the Agent without any right of withdrawal by any Borrower.

         Section 11.4 Performance by the Agent. If any Loan Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Agent may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of such Loan Party. In such event, the Borrowers shall, at the request of the Agent, promptly pay any amount expended by the Agent or the Lenders in connection with such performance or attempted performance to the Agent at the Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of the Borrowers or any other Loan Party under this Agreement or any of the other Loan Documents.





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                                   ARTICLE 12

                                   The Agent

         Section 12.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable to any Lender for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, (d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder, (e) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable to any Lender for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document to any Lender by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

         Section 12.2 Rights of Agent as a Lender. With respect to its Commitments, the Loans made by it and the Notes issued to it, Banque Paribas (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant





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banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, the Loan Parties or any of their Affiliates and any other Person who may do business with or own securities of the Loan Parties or any of their Affiliates, all as if it were not acting as the Agent and without any duty to account therefor to the Lenders. Each Lender acknowledges the potential conflict of interest between Banque Paribas (i) as a Lender holding disproportionate interests in the various Commitments and Loans and (ii) as the Agent under this Agreement and each Lender expressly consents to, and waives any claim based upon, such potential conflicts of interest.

         Section 12.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Agent has received notice from a Lender or a Borrower specifying such Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non- payment). The Agent shall (subject to Section 12.1) take such action with respect to such Default as shall be directed by the Required Lenders, provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

         SECTION 12.4 INDEMNIFICATION. EACH LENDER HEREBY AGREES TO INDEMNIFY THE AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWERS UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE AGGREGATE COMMITMENT PERCENTAGES), ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL





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MISCONDUCT).  WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION 12.4, EACH
LENDER AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE AGGREGATE COMMITMENT PERCENTAGES) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) REASONABLY INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWERS.

     Section 12.5 Independent Credit Decisions. Each Lender agrees that it has independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of F.Y.I. and its Subsidiaries and the other Loan Parties and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by any Loan Party of this Agreement or any other Loan Document or to inspect the Properties or books of any Loan Party. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of any Loan Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

     Section 12.6 Several Commitments. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with its Commitment shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.

     Section 12.7 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws





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of the U.S. or any state thereof or of a foreign country if acting through its
U.S. branch and having combined capital and surplus of at least $100,000,000. F.Y.I. shall have the right to approve any successor Agent appointed under this
Section 10.7, which approval shall not unreasonably be withheld. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Agent, and the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation as Agent, the provisions of this
Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.

                                   ARTICLE 13

                                 Miscellaneous

     Section 13.1 Expenses. Whether or not the transactions contemplated hereby are consummated, each of the Borrowers hereby jointly and severally agrees, on demand, to pay or reimburse the Agent and each of the Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and any and all waivers, amendments, modifications, renewals, extensions and supplements thereof and thereto, and the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent,
(b) all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Lenders, (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports.

     SECTION 13.2 INDEMNIFICATION. EACH OF THE BORROWERS HEREBY JOINTLY AND SEVERALLY AGREES TO INDEMNIFY THE AGENT AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) THE RELATED TRANSACTIONS, (D) ANY BREACH BY





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ANY LOAN PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT
CONTAINED IN ANY OF THE LOAN DOCUMENTS, (E) THE USE OR PROPOSED USE OF ANY LOAN OR LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS AND CHARGES IMPOSED ON THE AGENT, THE ISSUING BANK OR ANY LENDER IN RESPECT OF ANY LETTER OF CREDIT, (G) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF ANY LOAN PARTY, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF AN INTENTIONAL AND AFFIRMATIVE ACT BY THE PERSON TO BE INDEMNIFIED THAT CONSTITUTES GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON, OR (H) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. THE OBLIGATIONS OF THE BORROWERS UNDER THIS
SECTION 13.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS AND LETTER OF CREDIT LIABILITIES AND TERMINATION OF THE COMMITMENTS.

     Section 13.3 Limitation of Liability. None of the Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of the Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall have any liability with respect to, and each of the Borrowers hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by any Borrower or any other Loan Party in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of the Borrowers hereby waives, releases and agrees not to sue the Agent or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 13.4 No Duty. All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Agent and the Lenders shall have the right to act exclusively in the interest of the Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to F.Y.I. or any of its Subsidiaries or any of their shareholders or any other Person.

     Section 13.5 No Fiduciary Relationship. The relationship between each Borrower and each Lender is solely that of debtor and creditor, and neither the Agent nor any Lender has any fiduciary or other special relationship with any Borrower or any other Loan Party, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship





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between any Borrower and any Lender, or any other Loan Party and any Lender, to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among any Borrower or any other Loan Party and the Lenders.

     Section 13.6 Equitable Relief. Each of the Borrowers recognizes that, in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Agent and the Lenders. Each of the Borrowers therefore agrees that the Agent and the Lenders, if the Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 13.7 No Waiver; Cumulative Remedies. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 13.8   Successors and Assigns.

     (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither any Borrower nor any other Loan Party may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Agent. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrowers for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (iv) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) such Lender shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than (if and to the extent that such Lender so agrees) the right to vote upon or consent to (A) any increase of such Lender's Commitments (other than an increase resulting from an assignment to or in favor of such Lender from another Lender in accordance with this Agreement), (B) any reduction of the principal amount of, or interest to be paid on, the Loans of such Lender, (C) any reduction of any commitment fee or other amount payable to such Lender under any Loan Document if and to the extent that such reduction would decrease the fee or other amount payable to the participant, (D) any postponement of any date for the payment of any amount payable in respect of the Loans of such Lender, (E) any release of a material portion of the Collateral from the Liens created by the Security Documents and not otherwise expressly authorized by the Loan Documents, and (F) any release of any Loan Party from liability under the Loan Documents.





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     (b)  Each of the Borrowers and each of the Lenders agree that any
Lender (the "Assigning Lender") may at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments, Loans, Letters of Credit (each an "Assignee"); provided, however, that (i) each such assignment may be of a varying percentage of the Assigning Lender's rights and obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations, (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitments, Loans and Letters of Credit of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than an aggregate amount equal to $5,000,000 calculated based upon the sum of the Revolving Credit Loans Commitment assigned (or, if such Commitment has terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the Letter of Credit Liabilities assigned), plus the aggregate outstanding principal amount of the Term Loans, and (iii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof or such other date as may be approved by the Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, provided that such Lender's rights under Article 4, Section 13.1 and Section 13.2 accrued through the date of assignment shall continue.

     (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of any Loan Party or the performance or observance by any Loan Party of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such





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Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     (d) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the applicable Borrower or Borrowers. Within five Business Days after its receipt of such notice the applicable Borrower or Borrowers, at its or their expense, shall execute and deliver to the Agent in exchange for each surrendered Note evidencing particular Loans, a new Note evidencing each such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibits C and D hereto, as applicable.

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.8, disclose to the Assignee or participant or proposed Assignee or participant any information relating to F.Y.I. or any of its Subsidiaries or any other Loan Party furnished to such Lender by or on behalf of F.Y.I. or any of its Subsidiaries or any other Loan Party provided that F.Y.I. shall have no liability for the accuracy of any such information except (i) to the Agent and the Lenders to the extent expressly provided herein or (ii) as of the date it was furnished by F.Y.I.; provided that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of Section 13.20.

     (g) Any Lender may assign and pledge all or any of the Notes held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board





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of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, that, any payment made by a Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy such Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

     (h) The Borrowers shall maintain, or cause to be maintained, a register (the "Registered Note Register") (which, at the request of the Borrowers, shall be kept by the Agent on behalf of the Borrowers at no extra charge to the Borrowers at the address to which notices to the Agent are to be sent hereunder) on which it enters the name of the registered owner of each of the Loans evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this Section 13.8, a Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the applicable Borrower or Borrowers and the Agent shall treat the Person in whose name such Loans and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for inspection by any Borrower and any Lender at any reasonable time upon reasonable prior notice.

     Section 13.9 Survival. All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of any Borrower hereunder, the obligations of such Borrower under Article 4 and Sections 13.1 and 13.2 shall survive repayment of the Loans and the Letter of Credit Liabilities, but shall not survive the expiration of any applicable statute of limitations.

     SECTION 13.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS

OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 13.11 Amendments. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document to which any Borrower is a party, nor any consent to any departure by such Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and the Borrowers in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and the Borrowers, do any of the following: (a) increase the Commitments of the Lenders or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Loans, Letter of Credit Liabilities or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Loans, Letter of Credit Liabilities or any fees or other amounts payable hereunder; (d) change the Commitment Percentages or the aggregate unpaid principal amount of the Loans, Letter of Credit Liabilities or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (e) change any provision contained in this Section 13.11 or modify the definition of "Required Lenders" contained in
Section 1.1; or (f) except as expressly authorized by this Agreement, release any Collateral from any of the Liens created by the Security Documents, except for Collateral which, in the aggregate for all such Collateral released, has a value of $500,000 or less, or release any guaranty of all or any portion of the Obligations. The Agent shall not terminate a Payment Blockage Period under any Subordination Agreement without the consent of the Required Lenders. Notwithstanding anything to the contrary contained in this Section 13.11, no amendment, waiver or consent shall be made with respect to Article 12 hereof without the prior written consent of the Agent. If at any time a Lender becomes a Nonconsenting Lender (as identified in this Section 13.11), the Borrowers shall have the right to replace such Lender with another Person; provided that (i) such new Person shall be an Eligible Assignee acceptable to the Agent and such new Person shall execute an Assignment and Acceptance, (ii) the Borrowers shall have no right to replace Banque Paribas, (iii) neither the Agent nor any Lender shall have any obligation to the Borrowers to find such other Person, and (iv) in the event of a replacement of a Nonconsenting Lender, in order for the Borrowers to be entitled to replace such a Lender, such replacement must take place no later than 180 days after the date the Nonconsenting Lender shall notify the Borrowers and the Agent of its failure to agree to any requested consent, waiver or other modification. Each Lender (other than Banque Paribas) agrees to its replacement at the option of the Borrower pursuant to this Section 13.11 and in accordance with Section 13.8; provided that the successor Lender shall purchase without recourse such Lender's interest in the Obligations of the Borrowers to such Lender for cash in an aggregate amount equal to the aggregate unpaid principal thereof, all unpaid interest accrued thereon, all unpaid commitment fees accrued for the account of such Lender, any breakage costs incurred by the selling Lender because of the prepayment of any Eurodollar Loans, all other fees (if any) applicable thereto and all other amounts (including any amounts under Article
4) then owing to such Lender hereunder or under any other Loan Document and the Loan Parties shall execute a release addressed to such Lender releasing such Lender from all claims arising in connection with the Loan Documents. In the event that (x) the Borrower or the Agent has requested the Lenders to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any other modification thereto, (y) the consent, waiver or other modification in question requires the agreement of all Lenders in accordance with the terms of this Section 13.11 and (z) Required Lenders have agreed to such consent, waiver or other modification, then any Lender who does not agree to such consent, waiver or other modification shall be deemed a "Nonconsenting Lender".

     Section 13.12  Maximum Interest Rate.

     (a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

     (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 13.12(b) or
(ii) an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the applicable Borrower or Borrowers (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrowers, the Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Agent and/or the Lenders, as appropriate, shall refund to the applicable Borrower or Borrowers (as appropriate) the amount of such excess and, in such event, the Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

     (c) Pursuant to Article 15. 1 0(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas 1925, as amended, each of the Borrowers agrees that such Chapter 15 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not govern or in any manner apply to the Obligations.

     (d) Without limiting the generality of the foregoing, if and to the extent necessary to ensure compliance with this Section 13.12, what would otherwise be the joint and several liability of a Borrower with respect to any Loans and any Notes shall instead be deemed to be the liability of such Borrower as a guarantor of payment of such Loans under the Guaranty executed by such Borrower and not as a co-borrower of such Loans or as a co-maker of such Notes.

     Section 13.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which F.Y.I. or any of its Subsidiaries is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it); or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 13.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that notices to the Agent shall be deemed given when received by the Agent.

     SECTION 13.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S.; PROVIDED, HOWEVER, THAT THE LAWS (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) OF THE STATE OF ILLINOIS SHALL GOVERN ISSUES RELATING TO THE MAXIMUM AMOUNT OF INTEREST (OR CONSIDERATION DEEMED TO BE INTEREST) WHICH MAY BE CONTRACTED FOR, CHARGED, RECEIVED, TAKEN, COLLECTED, RESERVED OR APPLIED WITH RESPECT TO THE OBLIGATIONS. F.Y.I. AND EACH OF ITS SUBSIDIARIES HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS OR THE NORTHERN DISTRICT OF ILLINOIS,
(2) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, (3) ANY ILLINOIS STATE COURT SITTING IN COOK COUNTY, ILLINOIS FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE

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TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH OF F.Y.I. AND EACH OF ITS
SUBSIDIARIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. EACH OF F.Y.I. AND EACH OF ITS SUBSIDIARIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 13.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 13.17 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 13.18 Construction. Each of F.Y.I. and each of its Subsidiaries, the Agent and each Lender acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

     Section 13.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 13.20 Confidentiality. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by any Loan Party to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed, (f) in connection with any litigation to which the Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any remedy under the Loan Documents, (h) to such Lender's legal





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counsel, independent auditors and affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 13.20.

     SECTION 13.21 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY LOAN PARTY, THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

     Section 13.22 Approvals and Consent. Except as may be expressly provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement or the other Loan Documents where the approval, consent or exercise of judgment of the Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Agent and such Lender, and the Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of the Agent or such Lender, and (b) no approval or consent of the Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

     Section 13.23 Agent for Services of Process. Each of F.Y.I. and each of its Subsidiaries hereby irrevocably designates Thomas Walker, David Lowenstein, or any other officer of F.Y.I., at the offices of F.Y.I. at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204, to receive, for and on behalf of such Person, service of process in the State of Texas and the State of Illinois, such service being hereby acknowledged by such Person to be effective and binding service in every respect. Each of F.Y.I. and each of its Subsidiaries agrees that the failure of its agent for service of process to give any notice of any such service of process to such Person shall not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of such Person available to be served, then such Person further irrevocably consents to the service of process by the mailing thereof by the Agent or the Required Lenders by registered or certified mail, postage prepaid, to such Person at its address listed on the signature pages hereof. Nothing in this Section 13.23 shall affect the right of the Agent or the Lenders to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against F.Y.I. or any of its Subsidiaries or its Property in the court of any jurisdiction.

     Section 13.24 Joint and Several Obligations. Each and every representation, warranty, covenant or agreement of F.Y.I. and its Subsidiaries contained herein shall be, and shall be deemed to be, the joint and several representation, warranty, covenant and agreement of each of F.Y.I. and each of its Subsidiaries and of all such Persons. In addition, (a) the indebtedness, liabilities and obligations of the Revolving Loans Borrowers shall be, and shall be deemed to be, the joint and several indebtedness, liabilities and obligations of each of the Revolving Loans Borrowers and of all such Borrowers,
(b) the indebtedness,





                                      106
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liabilities and obligations of the Swing Loans Borrowers shall be, and shall be deemed to be, the joint and several indebtedness, liabilities and obligations of each of the Swing Loans Borrowers and of all such Borrowers, and (c) the indebtedness, liabilities and obligations of the Term Loans Borrowers shall be, and shall be deemed to be, the joint and several indebtedness, liabilities and obligations of each of the Term Loans Borrowers and of all such Borrowers. Notwithstanding the foregoing, if and to the extent that the joint and several liability of a Borrower with respect to any Loan or Loans made to another Borrower is determined by a court of competent jurisdiction to cause the obligations of such Borrower to repay such Loan or Loans to be subject to avoidance under Sections 544, 548 or 550 of the Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors, the amount of such joint and several or co-maker liability of such Borrower shall, without any further action by any Borrower, the Agent or any Lender, be automatically limited to the greatest amount which is valid and enforceable as determined in such proceeding; provided, however, that for purposes of this sentence it shall be presumed that the joint and several liabilities of the Borrowers under this Agreement and the Notes do not equal or exceed an aggregate amount which would render any such Borrower's obligations under this Agreement or any Note subject to being avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary.




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                                      107
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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     F.Y.I. INCORPORATED


                                     By:
                                     Name:  David Lowenstein
                                     Title:  Vice President

                                     Address for Notices:

                                     3232 McKinney Avenue, Suite 900
                                     Dallas, Texas 75204
                                     Telecopy No.: (214) 953-7556
                                     Telephone No.:    (214) 953-7555
                                     Attention:        Ed H. Bowman, Jr.
                                                       President



                                     IMAGENT ACQUISITION CORP.


                                     By:
                                     Name:  David Lowenstein
                                     Title:  Vice President

                                     Address for Notices:

                                     4003 Seven Mile Lane
                                     Baltimore, Maryland  21208
                                     Telecopy No.: (410) 485-1751
                                     Telephone No.:    (410) 358-2556
                                     Attention:        Jonathan Shaw

                                     RESEARCHERS ACQUISITION CORP.


                                     By:
                                     Name:  David Lowenstein
                                     Title:  Vice President

                                     Address for Notices:

                                     130 Townsend Street
                                     San Francisco, California  94107
                                     Telecopy No.: (415) 974-6119
                                     Telephone No.:    (415) 543-9555
                                     Attention:        Greg Melanson


                                     RECORDEX ACQUISITION CORP.


                                     By:
                                     Name:  David Lowenstein
                                     Title:  Vice President

                                     Address for Notices:

                                     18 Great Valley Parkway, Suite 190
                                     Malvern, Pennsylvania  19355
                                     Telecopy No.: (610) 640-3844
                                     Telephone No.:    (610) 640-0608
                                     Attention:        Michael Bellerghi

                                        DPAS ACQUISITION CORP.


                                        By:
                                        Name:  David Lowenstein
                                        Title:  Vice President

                                        Address for Notices:

                                        625 Third Street
                                        San Francisco, California  94107
                                        Telecopy No.: (415) 536-3700
                                        Telephone No.:        (415) 536-3727
                                        Attention:            Bob Tessler



                                        LEONARD ARCHIVES ACQUISITION CORP.


                                        By:
                                        Name:  David Lowenstein
                                        Title:  Vice President

                                        Address for Notices:

                                        2939 E. Grand Boulevard
                                        Detroit, Michigan  48202
                                        Telecopy No.: (313) 872-8307
                                        Telephone No.:        (313) 872-8300
                                        Attention:            Jerry Leonard





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

                                           DELIVEREX ACQUISITION CORP.


                                           By:
                                           Name:  David Lowenstein
                                           Title:  Vice President

                                           Address for Notices:

                                           2054 Zanker Road
                                           San Jose, California  95131
                                           Telecopy No.: (408) 436-1625
                                           Telephone No.:       (408) 436-1701
                                           Attention:           Andrea Bushnell



                                           PERMANENT RECORDS ACQUISITION CORP.


                                           By:
                                           Name:  David Lowenstein
                                           Title:  Vice President

                                           Address for Notices:

                                           7231 Baker Boulevard
                                           Fort Worth, Texas  76118
                                           Telecopy No.: (817) 284-0315
                                           Telephone No.:       (817) 284-1811
                                           Attention:           Neil Patterson





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

                                  DELIVEREX SACRAMENTO ACQUISITION
                                  CORP.


                                  By:
                                  Name:  David Lowenstein
                                  Title:  Vice President

                                  Address for Notices:

                                  2054 Zanker Road
                                  San Jose, California  95131
                                  Telecopy No.: (408) 436-1625
                                  Telephone No.:     (408) 436-1701
                                  Attention:         Andrea Bushnell


                                  AGENT:

                                  BANQUE PARIBAS, as Agent


                                  By:
                                  Name:
                                  Title:


                                  By:
                                  Name:
                                  Title:

                                  Address for Notices:
                                  -------------------
                                  Banque Paribas
                                  227 West Monroe Street, Suite 3300
                                  Chicago, Illinois 60606
                                  Telecopy No.: 312-853-6020
                                  Telephone No.:     312-853-6000
                                  Attention:         Corporate Banking Group

                                    LENDERS:

                                    BANQUE PARIBAS


Revolving Credit Loans Commitment:  By:
                                    Name:
$2,142,857.14                       Title:



Swing Loans Commitment:             By:
                                    Name:
$1,000,000.00                       Title:


Term Loans Commitment:              Address for Notices:
                                    Banque Paribas
$12,857,142.86                      227 West Monroe Street, Suite 3300
                                    Chicago, Illinois 60606
                                    Telecopy No.: 312-853-6020
                                    Telephone No.:      312-853-6000
                                    Attention:          Corporate Banking Group


                                    Lending Office for Prime Rate Loans:
                                    Banque Paribas
                                    227 West Monroe Street, Suite 3300
                                    Chicago, Illinois  60606
                                    Attention: Judy Wu
                                    Administration

                                    Lending Office for Eurodollar Loans:
                                    Banque Paribas
                                    227 West Monroe Street, Suite 3300
                                    Chicago, Illinois  60606
                                    Attention: Judy Wu
                                    Administration

                                     FIRST SOURCE FINANCIAL LLP


Revolving Credit Loans Commitment:   By:
                                     Name:
$1,428,571.43                        Title:



Term Loans Commitment:

$8,571,428.57
                                     Address for Notices:
                                     First Source Financial LLP
                                     c/o First Source Financial, Inc.
                                     2850 W. Golf Road, 5th Floor
                                     Rolling Meadows, Illinois  60102
                                     Telecopy No.: 847-734-7910
                                     Telephone No.:            847-734-2000
                                     Attention:                John Walding


                                     Lending Office for Prime Rate Loans:
                                     First Source Financial LLP
                                     c/o First Source Financial, Inc.
                                     2850 W. Golf Road, 5th Floor
                                     Rolling Meadows, Illinois  60102
                                     Telecopy No.: 847-734-7911
                                     Telephone No.:            847-734-2000
                                     Attention:                Maria C. Mudra

                                     Lending Office for Eurodollar Loans:
                                     First Source Financial LLP
                                     c/o First Source Financial, Inc.
                                     2850 W. Golf Road, 5th Floor
                                     Rolling Meadows, Illinois  60102
                                     Telecopy No.: 847-734-7911
                                     Telephone No.:            847-734-2000
                                     Attention:                Maria C. Mudra

                                       IBJ SCHRODER BANK & TRUST COMPANY


Revolving Credit Loans Commitment:     By:
                                       Name:
$1,428,571.43                          Title:



Term Loans Commitment:

$8,571,428.57
                                       Address for Notices:
                                       One State Street
                                       New York, New York  10004
                                       Telecopy No.: (212) 858-2768
                                       Telephone No.:           (212) 858-2269
                                       Attention:               Allan Pagnotta


                                       Lending Office for Prime Rate Loans:
                                       One State Street
                                       New York, New York  10004
                                       Telecopy No.: (212) 858-2768
                                       Telephone No.:           (212) 858-2872
                                       Attention:               Gary Conza

                                       Lending Office for Eurodollar Loans:
                                       Cayman Islands Branch
                                       c/o IBJ Schroder Bank & Trust Company
                                       One State Street
                                       New York, New York  10004
                                       Telecopy No.: (212) 858-2768
                                       Telephone No.:           (212) 858-2872
                                       Attention:               Gary Conza

                                SCHEDULE 1.1(a)

                              MORTGAGED PROPERTIES




Leonard Archives Acquisition Corp.

1. Land situated in the City of Detroit, Wayne County, State of Michigan, described as follows:

         PARCEL I:
         Lots 253, 254 and East 12.80 feet of Lot 255, except the North 40 feet of said Lots taken for road, and including the North 8 feet of the vacated public alley at the rear thereof, Frisbie and Foxen's Subdivision, as recorded in Liber 6, Page 78 of Plats, Wayne County Records.

         Tax Item No. 1921 - Ward 01
         a/k/a 2937 East Grand Boulevard, a/k/a General Motors Boulevard

         PARCEL II:
         Lots 62 through 78 inclusive, and private alley lying North of Lots 71 and 72 and 73, and all of vacated public alley adjoining the East line of Lots 67 to 70 inclusive, and adjoining the West line of Lots 73 to 78 inclusive, Woodbridges' Subdivision, as recorded in Liber 9, Page 93 of Plats, Wayne County Records.

         Tax Item No. 5767-86 - Ward 8
         a/k/a 5357 Trumbull

                                SCHEDULE 1.1(b)

                               PERMITTED HOLDERS





                                   Name of Shareholder                       Number of Shares
         ----------------------------------------------------------------     ----------------
1.       G. Michael Bellenghi                                                      66,196
2.       Andrea V. Bushnell                                                        18,615
3.       William M. Dearman                                                        27,128
4.       The Environmental Private Equity Fund II LP                               99,469
5.       Jerral W. Jones Family Limited Partnership                               301,420
6.       Jerry F. Leonard, Trustee of the Jerry F. Leonard Trust                   15,384
7.       Michael J. Bradley                                                        66,197
8.       John E. Drury                                                             27,128
9.       Fairfield Management LLC                                                  21,099
10.      John Brown                                                                41,605
11.      Jack B. Dane                                                              12,057
12.      David Lowenstein                                                         265,250
13.      Ted Montouri                                                              66,299
14.      Kent Lee Patterson                                                        63,015
15.      Gerald E. Pierson                                                         66,196
16.      Jonathan Shaw                                                            265,198
17.      Roger Mansfield                                                           68,140
18.      Donald Moorehead Jr.                                                      60,284
19.      Neil Dean Patterson                                                       63,015
20.      Steven H. Rowen                                                          167,532
21.      Robert Tessler                                                            75,463
22.      Greg Melanson                                                            613,260
23.      Pacini Family Trust                                                       12,057
24.      Don A. Sanders                                                            27,128
25.      Thomas C. Walker                                                         337,590
26.      Jerry F. Leonard, Jr., Trustee of the Jerry F. Leonard, Jr.
         Trust as amended                                                         237,890


                                SCHEDULE 1.1(c)

                                PERMITTED LIENS



LEONARD ARCHIVES ACQUISITION CORP.

         Leonard Archives has the following automobile leases:


             Vehicle                  Year            VIN               Leasor            Lease #        Amount
  --------------------------------------------------------------------------------------------------------------
  International                       1989            2569       Comer                                   516.65
  S10 Pickup                          1993            3003       Corp F                    E3713         359.79
  Dodge Dakota                        1993            7305       Corp F                    G4403         332.88
  Jeep Cherokee                       1993            0156       Corp F                    14953         477.11
  Ford E-350                          1994            8492       Corp F                    A1344         513.92
  Ford E-350                          1994            1693       Corp F                    A2034         535.13
  Ford E-250                          1994            8432       Atlas                     16284         380.18
  Ford E-350                          1994            0609       Corp F                    A2074         531.12
  Plymouth Voyager                    1996            2950       NBD                       906A          399.72
  Chrysler Concor                     1996            8438       Chry                      C935C         492.14
  Chevy Kodiak                        1994            2014       Atlas                     16465         730.82
  Chevy Kodiak                        1995            0600       Atlas                     16534         841.54
  Ford E-350                          1996            2358       Atlas                     16980         583.31
  Plymouth Grand Voyager              1996            2431       NBD                                     459.91
  Ford E-350                          1996            4873       Corp F                    A0646         592.11
  Freightliner                        1995            3432       Atlas                     16785         834.45


RECORDEX ACQUISITION CORP.


         Liens filed under d/b/a names:
                 1.       Paragon Management Group, Inc.
                 2.       Recordex Services, Inc.

         Jurisdiction:  Pennsylvania Secretary of State




                                                                                                      Type of
               Secured Party                  File No.       File Date          Collateral            Filing
  -----------------------------------------------------------------------------------------------------------
  Sanwa Leasing Corp.                         21710013       03/02/93     Office Equipment             Lease
  Keystone Financial Leasing Corp.            23051660       04/25/94     Office Equipment             Lease
  Keystone Financial Leasing Corp.            23051662       04/25/94     Office Equipment             Lease
  Keystone Financial Leasing Corp.            23281359       07/01/94     Office Equipment             Lease
  Yardley Holdings Co.                        23290838       07/05/94     Office Equipment             Lease
  First National Bank of West Chester         23400874       08/04/94     Computers                    Lease
  First National Bank of West Chester         23951041       01/31/95     Computers                    Lease
  First National Bank of West Chester         24200353       04/18/95     Computers                    Lease
  AT&T Capital Leasing Services               24201167       04/19/95     Phone System                 Lease
  AT&T Capital Leasing Services               24230778       04/28/95     Phone System                 Lease
  Bell & Howell Acceptance Corp.              24270891       05/11/95     Phone System                 Lease


                                  SCHEDULE 7.4

                PERMITS, FRANCHISES, LICENSES AND AUTHORIZATIONS


F.Y.I. Incorporated

None


D.P.A.S. Acquisition Corp.

1. Certificate of Business Tax Registration for DPAS Acquisition Corp. issued by City and County of San Francisco

2. Seller's Permit for DPAS Acquisition Corp. issued by California State Board of Equalization


Deliverex Acquisition Corp.

1.       City of San Jose Business Certificate No. 048980496

2.       Seller's Permit issued by California Board of Equalization No. SR
         GH26-708793

3.       City of Hayward Business Tax Registration No. 99-G 113608


Deliverex Sacramento Acquisition Corp.

1.       Alarm System Permit issued by City of Sacramento No. 013614

2.       Sales Tax Permit issued by California Board of Equalization No. SR KH
         28-849737

3.       City of Sacramento Business Operations Tax Certificate No. 6364


Imagent Acquisition Corp.

1. Maryland Sales and Use Tax License (under prior name of Mobile Microfilming Corp.)

2. Virginia Certificate of Registration for the Collection of the Virginia Sales Tax

3.       West Virginia Business Registration Certificate

4.       Pennsylvania Sales and Use Tax License

5.       Delaware Business License (under prior name of Mobile Microfilming
         Corp.)

6.       City of Falls Church building permit

Leonard Archives Acquisition Corp.

1.       City of Detroit Certificate of Electrical Inspection No. 30488A

2.       City of Detroit Sign License No. 089607B

3.       City of Detroit Fire Inspection Certificate No. 9405751

4.       City of Detroit Refrigeration License No. 010426

5.       City of Detroit Certificate of Annual Inspection No. 356966

6.       City of Detroit Elevator License No. 362712

7.       City of Detroit Fire Inspection Certificate No. 9501070

8.       City of Detroit Elevator License No. 362713

9. Ohio Department of Industrial Relations Certificate of Operation, Division of Elevator Inspections No. 01372C

10. Building Approval for New and Existing Structures; Certificate of Use and Occupancy issued by City of Toledo dated 5/5/94 (No certificate number)

11.      City of Farmington Hills, Michigan Building Permit No. 9304888


Permanent Records Acquisition Corp.

1.       Texas Water Commission Registration No. 68501


Recordex Acquisition Corp.

1.       State of Pennsylvania Business Permit No. 23379311

2.       State of New York Business Permit No. 23 2411976

3.       State of Ohio Business Permit No. 99-024883

4.       State of Delaware Business Permit No. 96 50081 71

5.       State of North Carolina Business Permit No. 901910149150

6.       State of South Carolina Business Permit No. 16642870002

7.       City of Columbia Business Permit No. 004650-0

8.       State of Georgia Business Permit No. 175-99-35225-5

9.       State of Maine Business Permit No. 23-2411976

10.      State of West Virginia Business Permit No. 51-037-0082 0019 Q

11.      State of Virginia Business Permit No. 010016613207

Researchers Acquisition Corp.

1.       California Seller's Permit No. SYBH 99-844478.

2. City and County of San Francisco Business Tax Registration Certificate No. 163158

3.       City of San Jose Business Certificate No. 005491296

4.       City of Sacramento Business Operations Tax Certificate No. 7724

5.       City of Los Angeles Tax Registration Certificate No. 899675-66

6. City and County of San Francisco Business Tax Registration Certificate No. 165149

7.       City of San Jose Business Certificate No. 07917395

8. State of California Department of Toxic Substance Control EPA Identification No. CAL 000113305 (for Los Angeles office located at 1706 South Figueroa Street, Los Angeles)

9. Los Angeles County Public Health License for hazardous waste generation ID No. 816219

10.      County of Santa Clara Environmental Health Permit No. 8901-G

11.      City of San Jose Hazardous Materials Storage Permit No. H499229

12. City and County of San Francisco - Industrial Wastewater Discharger - Class II Permit - Permit No. 94-0171

13. State of California Department of Toxic Substance Control EPA Identification Nos. CAL 000113304 (for San Francisco office located at 130 Townsend Street, San Francisco) and CAL 000049245 (for San Jose office located at 1585 N. Fourth Street, San Jose)

14.      Registrations as Professional Photocopiers in the following counties:

         a.      San Francisco - No. 26
         b.      Santa Clara - No. 2
         c.      Sacramento - No. 87-005PC
         d.      Los Angeles - No. 95 1730686

                                  SCHEDULE 7.6

                            LITIGATION AND JUDGMENTS


DELIVEREX SACRAMENTO ACQUISITION CORP.

1.   Alward v. Nelson/Deliverex, City of Sacramento Municipal Court No.
     09-U67154-9

     Maximum liability:           $25,000

     Insurance coverage:          California State Automobile
                                  Association Inter-Insurance Bureau,
                                  complete coverage including any
                                  costs of litigation.

     Nature of Claim:             Automobile accident involving former
                                  Deliverex employee.

     Date of Incident:            September 25, 1995

     Status: The parties have attempted to settle. Alward offered to settle for $13,000; the insurance company offered $9,500. The matter has not been settled.


LEONARD ARCHIVES ACQUISITION CORP.

1. Buckley v. Northwest General Hospital and Leonard Archives, Michigan 3d Cir. No. 93-323355

     Maximum liability:           $25,000 (as estimated by Company counsel)

     Insurance coverage:          None.

     Nature of Claim:             Negligent loss of a mammogram which
                                  might have been evidence in
                                  plaintiff's malpractice claim
                                  against her doctor.

     Date of Claim:               August 17, 1993

     Status: The hospital and the Company agreed to have the matter resolved through binding arbitration. Subsequent to this agreement, the records containing the mammogram were located (it had presumably been filed out of order by the hospital prior to the Company's picking up the records). The records were reviewed and showed no evidence of breast cancer. Since the mammograms were delivered to the plaintiff's attorneys (late in 1995 or early in 1996), the Company has had no further communication on the matter.

2.   Charge filed with the Michigan Department of Civil Rights by Valsiara Vann

     Maximum liability:           $25,000 (as estimated by Company counsel)

     Insurance coverage:          None.

     Nature of Claim:             Discrimination on the basis of race.

     Date of Claim:               December 27, 1993

     Status: On December 3, 1993, Ms. Vann gave the Company notice of her intention to quit, which the Company accepted effective immediately. Vann did not indicate prior to her resignation that she had experienced discrimination. The Company responded to the charge on March 18, 1994 and participated in an investigatory interview resolution conference on September 24, 1994. Further information was provided to MDCR on September 29, 1994. No further action has been taken by MDCR. The Company intends to continue to vigorously dispute any future actions or claims by Vann.

3.   Charge filed with the Michigan Department of Civil Rights by Jerry Wimberly

     Maximum liability:           $25,000 (as estimated by Company counsel)

     Insurance coverage:          None.

     Nature of Claim:             Discrimination on the basis of race in firing
                                  decision.

     Date of Claim:               May 11, 1995

     Status: On May 18, 1995, the Company responded to Interrogatories forwarded by the MDCR. Since that date, the MDCR has taken no action on the matter. The Company intends to continue to vigorously dispute any future actions or claims by Wimberly.

RECORDEX ACQUISITION CORP.

1.   Deegan & McGarry v. Med-Cor, CCP, Cuyahoga County, Ohio Case No. CV-274292

     Maximum liability:           Counsel for the Company indicates
                                  that should the plaintiffs succeed
                                  in this case, there are numerous
                                  defendants who must contribute to
                                  any award and each plaintiff, even
                                  if there are thousands, suffered
                                  minimal damages, e.g. $10 or $20.

     Insurance coverage:          None.

     Nature of claim:             Excessive fees

     Status: This case involves claims on behalf of all persons in the State of Ohio who requested copies of their medical records and received those copies through a record copying service. The plaintiffs are currently seeking class certification. A pre-trial conference was held on January 17, 1996. One named plaintiff has been deposed; the depositions of the other named plaintiffs have yet to be scheduled.

2.   Angino & Rovner v. Gettysburg Hospital et al., CCP Dauphin Co.,
     No. 3116 S 1994

     Maximum liability:           Counsel for the Company indicates
                                  that should the plaintiffs succeed
                                  in this case, there are numerous
                                  defendants who must contribute to
                                  any award and each plaintiff, even
                                  if there are thousands, suffered
                                  minimal damages, e.g. $10 or $20.

     Insurance coverage:          None.

     Nature of claim:             Excessive fees

     Status:                      This case is similar to the Deegan case
                                  above.  In this case, a Harrisburg, PA,
                                  personal injury firm has sued hospitals and copy services doing business in the Dauphin County and Allegheny County areas, alleging violations of the Consumer Protection Law, Medical Records Act, and state anti-trust law. The defendants have moved to dismiss for failure to state a claim upon which relief can be granted. According to the Company's counsel, the judge on the case seems disinclined to render any decision in this matter and will be swayed based on final decisions in similar cases. There has been no activity on the case since August 18, 1995.

3. Rinaldi v. Community Medical Center and Recordex Services, Inc. et al., CCP Lackawanna Co. No. 95 Equity-60053

     Maximum liability:           Less than $1,000

     Insurance coverage:          None.

     Nature of claim:             Excessive fees

     Status: This case is similar to the Deegan case above. The case involves charges that the rates charged violate the state statutes and regulations. The plaintiff has filed declaratory judgment action and requests that she not be required to pay the rates charged. Defendants filed preliminary objections. A hearing was held on December 14, 1995, at which point the judge denied the preliminary objections, but indicated off the record that he did not believe the case to be appropriate for declaratory judgment. Discovery has been initiated and will continue for the next several months.

                                  SCHEDULE 7.7

                          OWNERSHIP OF REAL PROPERTIES


The following property is owned:

Leonard Archives Acquisition Corp.

2937 General Motors Boulevard
Detroit, MI 48202

Attached is a summary of the leased properties.

                                   LEASES


       LEASE                  MONTHLY RENTAL RATE (BASE)         TERM                   EXTENSIONS                 SQ. FEET
- - ----------------------------------------------------------------------------------------------------------------------------------
DELIVEREX ACQUISITION CORP.

1.  2054 Zanker Rd.,          07/01/95-09/30/97 -- $14,602    07/01/95-12/31/99                                   29,204 sq. ft.
    San Jose, CA              10/01/97-12/31/99 -- $15,478
    (Third Amendment)

2.  361 E. Brokaw Rd.,        07/01/95-09/30/97 -- $6,394     07/01/95-12/31/99                                   17,280 sq. ft.
    San Jose, CA              10/01/97-12/31/99 -- $6,739
    (Third Amendment)
3.  2688 W. Winton Ave.,      06/01/95-06/30/98 -- $12,600    01/01/92-12/31/95        Extended by 1st Amend.     38,280 sq. ft.
    Hayward, CA               07/01/98-12/31/99 -- $13,900                             to Standard Industrial
                                                                                       Lease through 12/31/99

4.  890 Service St., No. G    $3,180                          04/13/92-06/30/96                                   12,720 sq. ft.
    San Jose, CA

IMAGENT ACQUISITION CORP.
1.  4003 Seven Mile Ln.       Annual rental rate of           04/12/83-06/30/88        Extended by Option to      60 ft. x 110 ft.
    Baltimore, MD             $38,016                                                  06/30/93, extended by      (building)
                                                                                       First Addendum to Lease
                                                                                       Agreement to 06/30/98

2.  8215 Hermitage Rd.,       Annual rental rate from         04/01/95-03/31/98                                   3,150 sq. ft.
    Henrico County, VA        04/01/95-03/31/96 -- $26,672.78
    (Second Addendum to       04/01/96-03/31/97 -- $27,739.69
    Lease)                    04/01/97-03/31/98 -- $28,849.28


3.  950 Ridge Rd, Unit        $540 per month, increased to    04/01/92-03/31/95        Extended to 03/31/98 by    1,440 sq. ft.
    D-3, Claymont, DE         $573.99 per month by Renewal                             Renewal Agreement
                              Agreement
4.  950 Ridge Rd, Unit        $350 per month, increased to    07/01/92-03/31/95        Extended to 03/31/97 by    720 sq. ft.
    D-2, Claymont, DE         $357.35 per month by Renewal                             Renewal Agreement
                              Agreement

5.  950 Ridge Rd, Unit        $350                            12/01/93-03/31/95        Extended to 03/31/97 by    720 sq. ft.
    D-20, Claymont, DE                                                                 Renewal Agreement

6.  900 S. Washington St.,    $1,462.50                       09/14/88-09/13/93        Extended by exercise of    1,800 sq. ft.
    Falls Church, VA                                                                   5 year option to renew
                                                                                       through 3/31/98.

      LEASE                   MONTHLY RENTAL RATE (BASE)          TERM                   EXTENSIONS                 SQ. FEET
- - ----------------------------------------------------------------------------------------------------------------------------------
7.  700 Market St.,           $4,000                          09/01/94-11/30/98                                   8,112 sq. ft.
    Philadelphia, PA

8.  2362 Peters Creek Rd.,    $495.00                         05/01/93-04/30/95        Tenant has three options   904 sq. ft.
    Ste. B, Roanoke, VA                                                                to renew (2 years each)

9.  Golden Ring Executive     Annual Rate:                    06/01/93-05/31/98                                   15,519 sq. ft.
    Park, Baltimore, Md.      Year 1 - $65,955.75
                              Year 2 - $68,593.98
                              Year 3 - $71,232.21
                              Year 4 - $74,180.82
                              Year 5 - $77,129.43
10. 9600 Pulaski Park Dr.,    Annual Rate:                    04/01/96 - 06/30/98                                 3,000 sq. ft.
    Ste. 114, Baltimore,      04/01/96 - 03/31/97 -
    Md.  21220                $17,850.00
                              04/01/97 - 06/30/98 -
                              $18,750.00

         LEASE                 MONTHLY RENTAL RATE (BASE)         TERM                   EXTENSIONS                 SQ. FEET
- - ----------------------------------------------------------------------------------------------------------------------------------
DPAS ACQUISITION CORP.

1.  625 Third St.,            For months 01-30 -- $10,000     04/01/95-03/31/05                                   10,000 sq. ft.
    San Francisco, CA         For months 31-60 -- $10,500
                              For months 61-90 -- $11,000
                              For months 91-120 - $11,500

2.  282 Second St.,           $500                            03/10/95-03/09/96                                   1,400 sq. ft.
    San Francisco, CA                                         Lease is now month-to-
                                                              month
3.  444 Townsend St.,         01/01/95-11/30/95 -- $3,375     01/01/95-12/31/01                                   5,000 sq. ft.
    San Francisco, CA         01/01/95-12/31/96 -- $2,200
                              01/01/97-12/31/97 -- $2,350
                              01/01/98-12/31/98 -- $2,500
                              01/01/99-12/31/99 -- $2,575
                              01/01/00-12/31/00 -- $2,650
                              01/01/01-12/31/01 -- $2,725

4.  San Quentin State         $200                            01/02/92-02/02/12        May be renewed for         1,500 sq. ft.
    Prison, Tamal, CA                                                                  additional successive
                                                                                       one-year terms, not to
                                                                                       exceed ten years total

RESEARCHERS ACQUISITION CORP.
1.  1585 N. Fourth St.,       $576 per month, increased to    07/15/87-06/30/88        Extended from 07/07/91-    960 sq. ft.
    San Jose, CA              $725 per month by letter                                 06/30/92 by Amendment
                              dated 06/30/95                                           dated 05/24/91, extended
                                                                                       by letter from 07/01/95-
                                                                                       06/30/96

2.  1706-1710 S. Figueros     $8,000                          From completion of       Option to extend dated     8,400 sq. ft.
    St., Los Angeles, CA                                      improvements, no later   08/26/91 for an
                                                              than 10/01/91 for a      additional 60 month
                                                              period of 60 months      period
                                                              (signed 09/07/91,
                                                              therefore it looks
                                                              like the lease is
                                                              still in effect).

3.  130 Townsend St.,         $8,500                          08/01/91-07/31/01                                   9,000 sq. ft.
    San Francisco, CA

        LEASE                 MONTHLY RENTAL RATE (BASE)          TERM                   EXTENSIONS                 SQ. FEET
- - ----------------------------------------------------------------------------------------------------------------------------------
4.  130 Townsend St.,         $11,500                         11/01/95-10/31/04                                   11,000 sq. ft.
    San Francisco, CA
    (Second Lease)

5.  1614 19th St.,            $2,200                          11/01/95-10/31/00                                   2,200 sq. ft.
    Sacramento, CA

6.  481 N. First St.,         $3,500                          11/01/95-10/31/00                                   3,430 sq. ft.
    San Jose, CA

7.  35 Stanford St.,          $6,500                          11/01/95-10/31/04                                   14,000 sq. ft.
    San Francisco, CA

RECORDEX ACQUISITION CORP.

1.  701 Lee Rd., County of    $11,000                         Month to month                                      5,474 sq. ft.
    Chester, PA

2.  Great Valley Corporate    $7,158.67                       3/15/92-3/14/95          Extended by Amendment      6,136 sq. ft.
    Center, Malvern, PA                                                                through 3/31/98

             LEASE                  MONTHLY RENTAL RATE (BASE)       TERM                     EXTENSIONS               SQ. FEET
- - ----------------------------------------------------------------------------------------------------------------------------------
LEONARD ARCHIVES ACQUISITION
CORP.

1.  400 Renaissance Ctr.,     $4,000 per year                 02/01/95-01/31/96, by                               500 sq. ft.
    Detroit, MI                                               Amendment dated
                                                              02/27/95

2.  23290 Commerce Dr.,       $3,555 for month 2;             09/01/93-08/31/96        Extended for three years   Not specified;
    Farmington Hills, MI      $12,521.25 for months 3                                  through 8/31/96            storage facility
                              through 24 inclusive; and
                              $14,310 for remainder of term

3.  5757 Trumbull,            $4,000 for year one; Annual     1/1/96-12/31/05                                     Not specified;
    Detroit, MI               rental for year 2 equals                                                            storage facility
                              fair market value during
                              last quarter of year 1;
                              Annual rental adjusted for
                              c.p.i. for each year
                              thereafter

4.  1000 Maple, Detroit,      $1,667 for 23 months; $1,659    4/14/95-4/30/97          Options to renew for two   18,000 sq. ft.
    MI                        for last month                                           1 year periods

5.  324 Chestnut, Toledo,     $6,500 for year one; Annual     1/1/96-12/31/05                                     Not specified;
    OH                        rental for year 2 equals                                                            storage facility
                              fair market value during
                              last quarter of year 1;
                              Annual rental adjusted for
                              c.p.i. for each year
                              thereafter

6.  5000 Carpenter Rd.,       $5,172 for year one             1/1/96-12/31/05                                     Not specified;
    Ann Arbor, MI             increasing to $12,358.67                                                            storage facility
                              upon completion of
                              additional construction;
                              Annual rental for year 2
                              equals fair market value
                              during last quarter of year
                              1; Annual rental adjusted
                              for c.p.i. for each year
                              thereafter

7.  285 Piquette, Detroit,    $500                            month-to-month                                      Not specified;
    MI                                                                                                            storage facility

8.  5766 Trumbull,            $937.50                         month-to-month                                      9,000 sq. ft.
    Detroit, MI
NO LEASES

         LEASE                      MONTHLY RENTAL RATE (BASE)          TERM                   EXTENSIONS               SQ. FEET
- - ----------------------------------------------------------------------------------------------------------------------------------
1.  302 S. Buyrne, Toledo,
    OH

2.  1156 Oak Valley Dr.,
    Ann Arbor, MI

DELIVEREX SACRAMENTO
ACQUISITION CORP.

1.  8220 Alpine, Ste. B.,          $11,010                     10/31/94 - 10/30/04                                 41,200 sq. ft.
    Sacramento, CA
    (Sixth Amendment)

PERMANENT RECORDS ACQUISITION
CORP.

1.  7301 Baker Blvd.               $7,500                      7/1/95 - 6/30/10                                    23,000 sq. ft.
    Fort Worth, TX

                                 SCHEDULE 7.10

                                 EXISTING DEBT



DELIVEREX ACQUISITION CORP.

         1. Line of credit with Wells Fargo Bank, for $50,000, no defined expiration date. Outstanding balance at March 31, 1996:
                 $49,147.

         2. Notes payable - Small Business Administration, for $429,699 (at 9/30/94), maturing 11/17/14, secured by real estate owned by Steven H. Rowen (shareholder) and the personal guarantees of Steven H. Rowen. Pursuant to the terms of the merger, Deliverex is in the process of removing these personal guarantees and the security interest in Mr. Rowen's real property and replacing both with a continuing guarantee from F.Y.I. Incorporated.

         3.      Notes payable - Wells Fargo Bank, for $14, 101 (at March 31,
                 1996), maturing April and September 1998, secured by automobiles.


LEONARD ARCHIVES ACQUISITION CORP.

         1. Capital leases of 16 automobiles. Obligations mature from April, 1996 to November, 2000 for $209,431 as of March 31, 1996.


RECORDEX ACQUISITION CORP.

         1. Capital leases of office equipment. Obligations mature from April 1996 to June 2000 for $163,009 as of March 31, 1996.

                                 SCHEDULE 7.11

                                     TAXES





1. Researchers Acquisition Corp. received notice on April 19, 1996 from the Internal Revenue Service that its 1994 tax return will be audited. The Company has scheduled a meeting with the Internal Revenue Service on May 17, 1996.

                                 SCHEDULE 7.13

                                     PLANS


                                     None.

                                 SCHEDULE 7.15

                       F.Y.I. COMMON STOCK, OPTIONS, ETC.





1.       Stock Options Outstanding:  478,500

2.       Stock Warrants Outstanding:  150,000

3.       Stockholder information:

                                   Name of Shareholder                       Number of Shares
         ----------------------------------------------------------------    ----------------
1.       G. Michael Bellenghi                                                      66,196
2.       Andrea V. Bushnell                                                        18,615
3.       William M. Dearman                                                        27,128
4.       The Environmental Private Equity Fund II LP                               99,469
5.       Jerral W. Jones Family Limited Partnership                               301,420
6.       Jerry F. Leonard, Trustee of the Jerry F. Leonard Trust                   15,384
7.       Michael J. Bradley                                                        66,197
8.       John E. Drury                                                             27,128
9.       Fairfield Management LLC                                                  21,099
10.      John Brown                                                                41,605
11.      Jack B. Dane                                                              12,057
12.      David Lowenstein                                                         265,250
13.      Ted Montouri                                                              66,299
14.      Kent Lee Patterson                                                        63,015
15.      Gerald E. Pierson                                                         66,196
16.      Jonathan Shaw                                                            265,198
17.      Roger Mansfield                                                           68,140
18.      Donald Moorehead Jr.                                                      60,284
19.      Neil Dean Patterson                                                       63,015
20.      Steven H. Rowen                                                          167,532
21.      Robert Tessler                                                            75,463
22.      Greg Melanson                                                            613,260
23.      Pacini Family Trust                                                       12,057
24.      Don A. Sanders                                                            27,128
25.      Thomas C. Walker                                                         337,590
26.      Jerry F. Leonard, Jr., Trustee of the Jerry F. Leonard, Jr.
         Trust as amended                                                         237,890
27.      Cede & Co.                                                             2,183,300
28.      Dorothy Gold Kaplan                                                          100
29.      J. Kyle Duvall                                                             1,000

                                   Name of Shareholder                       Number of Shares
         ----------------------------------------------------------------    ----------------
30.      Bryan Hathcock                                                          200
31.      William R. & Harriet Leathem                                            100
32.      Leslie & Harvey Lowenthal                                               100
33.      Daniel H. & Jane R. Philip                                              200


                                 SCHEDULE 7.22

                               MATERIAL CONTRACTS


                                     None.

                                 SCHEDULE 7.23

                                 BANK ACCOUNTS


F.Y.I. Incorporated

1. Montgomery Securities - F.Y.I. Incorporated - Account No. 107-89414-1-4. Invested only in U.S. Treasuries

2.       Compass Bank - Dreyfus Overnight Investments - Account No. 22002810

3.       Compass Bank - F.Y.I. Incorporated Operating Account - Account
         No. 70835266


D.P.A.S. Acquisition Corp.

1. Bank of San Francisco - C & T Management Services d/b/a DPAS - Checking Account No. 3945880

2.       Sanwa Bank - DPAS Acquisition - Money Market Account No. 0318-08297

3.       Sanwa Bank - DPAS Acquisition - Checking Account No. 0313-08568

4.       Sanwa Bank - DPAS Acquisition - Checking Account No. 0310-03736

5.       Sanwa Bank - DPAS Acquisition - Checking Account No. 0310-03655

6. South Valley National Bank - DPAS Acquisition - Merchant Trust Account No. 210031139

7. South Valley National Bank - DPAS Acquisition - Merchant Trust Account No. 210031047

8. South Valley National Bank - DPAS Acquisition - Merchant Trust Account No. 210030686

9. South Valley National Bank - DPAS Acquisition - Merchant Trust Account No. 210408616

10.      Sanwa Bank - DPAS Acquisition - Safe Deposit Box

11. Mission National Bank - DPAS Acquisition d/b/a Mail House - Checking Account No. 0199406970

12. Mission National Bank - DPAS Acquisition d/b/a Mail House - Money Market Account No. 0140187470

13. Mission National Bank - DPAS Acquisition d/b/a Mail House - Trust Account No. 0101397170

Deliverex Acquisition Corp.

1. Wells Fargo Bank - Peninsula Records Management - Checking Account No. 0035-001155

2. Wells Fargo Bank - Peninsula Records Management - Money Rate Account No. 6035-215821

3.       Wells Fargo Bank - Ask Records Management - Checking Account No.
         0466-070588

4.       Wells Fargo Bank - Ask Records Management - Market Rate Account No.
         6035-215904

5.       Wells Fargo Bank - Deliverex, Inc. - Checking Account No. 0035-001072

6.       Wells Fargo Bank - Deliverex, Inc. - Business Savings Account No.
         6029-205762


Deliverex Sacramento Acquisition Corp.

1. Wells Fargo Bank - Deliverex Sacramento Acquisition Corp. - Account No. 0029-113537


Imagent Acquisition Corp.

1.       First National Bank of Maryland - Account No. 185-8688-0

2.       Nationsbank - Account No. 00-0160-0470

3.       Mercantile Safe Deposit and Trust Company - Certificate No. 9217027

4.       Nationsbank - Account No. 20-0791-2082


Leonard Archives Acquisition Corp.

1.       Comerica Bank - Checking Account No. 1840119513

2.       Comerica Bank - Payroll Checking Account No. 1840119505

3.       Comerica Bank - Savings Account No. 9302989516

4.       Comerica Bank - Health Plan Account No. 1840120420

5.       Comerica Bank -  Money Market Savings Account No. 1850041466

Permanent Records Acquisition Corp.

1.       Liberty Bank - Main Account No. 1008523

2.       Liberty Bank - Copy Account No. 1010412

3.       Liberty Bank - Inv. Account No. 4000717

4.       Liberty Bank - Line of Credit Account No. 0009633903


Recordex Acquisition Corp.

1.       First Executive Bank - Paragon Management Group - Checking Account
         No. 1008544

2. Midlantic Bank - Recordex Services, Inc. - Operating Account/Checking Account No. 9692120

3. Midlantic Bank - Recordex Services, Inc. - Payroll Accounting/Checking Account No. 9691478


Researchers Acquisition Corp.

1. Wells Fargo Bank - Researchers Acquisition Corp. - General Account/Checking Account No. 4029-112-547

2. Wells Fargo Bank - Researchers Acquisition Corp. - Payroll Account No. 4029-112-554

3. Wells Fargo Bank - Researchers Acquisition Corp. - Witness Fee Account No. 4029-112-562

4. Wells Fargo Bank(1) - Melanson & Associates, Inc. - General Account/Checking Account No. 4043-108-000

5. Wells Fargo Bank(1) - Melanson & Associates, Inc. - Sweep Account No. 4417-801-784

6. Wells Fargo Bank(1) - Melanson & Associates, Inc. - Witness Fee Account No. 4043-108-380

7. Wells Fargo Bank(1) - Melanson & Associates, Inc. - Payroll Account No. 4029-100-096


__________________________________
 (1)   This account will be closed as soon as all checks clear.

                                 SCHEDULE 7.27

                                EMPLOYEE MATTERS


1.       EMPLOYMENT CONTRACTS

         F.Y.I. Incorporated

         The Company has the following employment contracts*:

         1.      Ed H. Bowman, Jr. - $200,000 per year, commencing November,
                 1995
         2.      Thomas C. Walker -  $150,000 per year, commencing December,
                 1994
         3.      David Lowenstein - $120,000 per year, commencing February,
                 1995
         4.      G. Michael Bellenghi - $150,000, commencing January, 1996
         5.      Greg Melanson - $150,000, commencing January, 1996
         6.      Jonathan B. Shaw - $140,000, commencing January, 1996
         7.      Jerry F. Leonard, Jr. - $100,000, commencing January, 1996

2.       UNION MATTERS

         Recordex Acquisition Corp.


                 The Company provides record management services to a hospital which is a member of the League of Voluntary Hospitals and Homes of New York (the "League"). The League has entered into a contract with Local 1199, National Health and Human Service Employees Union ("Local 1199"). At the request of both the hospital and Local 1199, the Company has signed an agreement with Local 1199, pursuant to which the Company agrees to abide by union policies with respect to the Company's employees who work with the hospital; essentially, these employees are paid union wages and participate in all union benefits plans. Recordex has less than ten employees covered by this agreement.





* Each contract is for a term of three years and automatically renews at the end of the initial term.

                                 SCHEDULE 7.28

                                   INSURANCE


F.Y.I. INCORPORATED

Carrier                Type of Coverage                 Policy Number       Effective    Limits
                                                                            Dates
- - ------------------------------------------------------------------------------------------------------------------------------
Commercial Union       Commercial General Liability     CRR511240           03/01/96-    Gen. Aggregate             2,000,000
Ins. Co.               - Occurrence                                         03/01/97     Prod.-Comp/Op Agg.         1,000,000
                                                                                         Pers. & Ad. Inj.           1,000,000
                                                                                         Each Occur.                1,000,000
                                                                                         Fire Damage (any 1 fire)      50,000
                                                                                         Med. Exp. (any 1 pers.)        5,000

                       Commercial Package               CRR511240           03/01/96-    Contents                      70,000
                                                                            03/01/97     Deductible                       250

American Employers     Worker's Comp. & Empl.           AR(97)H141518       03/14/96-    Statutory Limits
                       Liability                                            03/14/97      Each Accid.               1,000,000
                                                                                          Disease - Pol. Lim.       1,000,000
                                                                                          Disease - Each Empl.      1,000,000


DPAS ACQUISITION CORP.

Carrier                Type of Coverage                  Policy Number      Effective    Limits
                                                                            Dates
- - ------------------------------------------------------------------------------------------------------------------------------
USF & G                Commercial General Liability-     Binder             12/31/95     Gen. Agg.                  2,000,000
                       Occurrence                                           12/31/96     Prod. - Comp/Op Agg.       2,000,000
                       Emp. Benefits Liability                                           Pers. & Adv. Injury        1,000,000
                                                                                         Each Occur.                1,000,000
                                                                                         Fire Damage (any 1 fire)      50,000
                                                                                         Med. Exp. (any 1 pers.)        5,000

                       Automobile Liability              Binder             12/31/95     Combined Single Limit      1,000,000
                         Any Auto                                           12/31/96
                         Hired Auto
                         Non-Owned Autos

                       Excess Liability                  Binder             12/31/95     Each Occur.                5,000,000
                         Umbrella Form                                      12/31/96     Aggregate                  5,000,000
                       Comm. Application                 Binder             12/31/95
                                                                            12/31/96
                       Property                          Binder             12/31/95
                                                                            12/31/96

ITT Hartford           Worker's Compensation &           57WECY4875         09/01/95     Statutory Limits
                       Employers' Liability                                 09/01/96       Each accid.              1,000,000
                                                                                           Disease - Pol. limit     1,000,000
                                                                                           Disease - Each Empl.     1,000,000


DELIVEREX ACQUISITION CORP.

Carrier                Type of Coverage                  Policy Number     Effective    Limits
                                                                           Dates
- - ------------------------------------------------------------------------------------------------------------------------------
Golden Eagle           Commercial General  Liability     CCP375086-00      01/01/96     General Agg.              2,000,000
Insurance Company      - Occurrence                                        01/01/97     Prod. Comp/Op Agg.        1,000,000
                                                                                        Pers. & Adv. Inj.         1,000,000
                                                                                        Each Occur.               1,000,000
                                                                                        Fire Damage (any 1 fire)     50,000
                                                                                        Med. Exp. (any 1 pers.)       5,000

                       Automobile Liability              CCP375086-00      01/01/96     Combined Single Limit     1,000,000
                         Scheduled Autos                                   01/01/97
                         Hired Autos
                         Non-owned autos

                       Business Personal Property        CCP375086-00      01/01/96     Ded: $1,000                 653,000
                                                                           01/01/97


DELIVEREX SACRAMENTO ACQUISITON CORP.

Carrier                Type of Coverage                 Policy Number     Effective    Limits
                                                                          Dates
- - ------------------------------------------------------------------------------------------------------------------------------
Golden Eagle           Commercial General               CCP31137400       06/01/95     General Agg.              2,000,000
Insurance Company      Liability - Occurrence                             06/01/96     Prod. Comp/Op Agg.        1,000,000
                                                                                       Pers. & Adv. Inj.         1,000,000
                                                                                       Each Occur.               1,000,000
                                                                                       Fire Damage (any 1 fire)     50,000
                                                                                       Med. Exp. (any 1 pers.)       5,000

                       Automobile Liability             CCP31137400       06/01/95     Combined Single Limit     1,000,000
                         Scheduled Autos                                  06/01/96
                         Hired Autos
                         Non-owned autos

                       Business Personal Property       CCP31137400       06/01/95     Ded: $1,000                 325,000
                                                                          06/01/96


IMAGENT ACQUISITION CORP.

Carrier                Type of Coverage                    Policy          Effective    Limits
                                                           Number          Dates
- - ------------------------------------------------------------------------------------------------------------------------------
Travelers Insurance    Commercial General                  Binder 21552    03/28/96     Gen. Aggr.                1,000,000
Company                  Liability - Occurrence                            03/28/97     Prod. Comp/Op Agg.        2,000,000
                                                                                        Pers. & Adv. Inj.         1,000,000
                       Owners & Contractors Protection                                  Each Occur.               1,000,000
                                                                                        Fire Damage (any 1 fire)     50,000
                                                                                        Med. Exp. (any 1 pers.)       5,000

                       Automobile Liability                Binder 21646    03/28/96     Combined Single Limit     1,000,000
                         Any Auto                                          03/28/97

                       Excess Liability                    Binder 21552    03/28/96     Each Occurrence           5,000,000

                         Umbrella Form                                     03/28/97

                       Worker's Compensation &             Binder 21648    03/25/96     Statutory Limits
                       Employers' Liability                                03/25/97       Each Accid.               100,000
                                                                                          Disease - Pol. Limit      500,000
                                                                                          Disease - Each Empl.      100,000

LEONARD ARCHIVES ACQUISITION CORP.

Carrier                Type of Coverage               Policy Number        Effective    Limits
                                                                           Dates
- - ------------------------------------------------------------------------------------------------------------------------------
Continental            Commercial General Liability   CBP06188403/47       06/01/95     General Agg.              2,000,000
Insurance Comapny      - Occurrence                                        06/01/96     Prod. Comp/Op             2,000,000
                                                                                        Pers. & Adv. Inj.         1,000,000
                                                                                        Each Occur.               1,000,000
                                                                                        Fire Damage (any 1 fire)     50,000
                                                                                        Med. Exp. (Any 1 pers.)       5,000

                       Automobile Liability           CBP06188403/15       06/01/95     Combined Single Limit     1,000,000
                         Any Auto                                          06/01/96
                       Excess Liability               CBP06188403/33       06/01/95     Each Occur.               5,000,000
                                                                           06/01/96     Aggregate                 5,000,000

                       Worker's Compensation &        60W891491595F        06/01/95     Statutory Limits
                       Empl. Liability                                     06/01/96        Each Acc.                500,000
                                                                                          Disease - Pol. Limit      500,000
                                                                                          Disease - Each Empl.      500,000

                       Other                          CBP06188403/47       06/01/95     $11,756,384 Special Form
                         Property Blk/Agreed Amt.                          06/01/96     Replacement Cost $298,397
                        $2500 Deduct. Business
                          Income


PERMANENT RECORDS ACQUISITION CORP.

Carrier                Type of Coverage                 Policy Number      Effective    Limits
                                                                           Dates
- - ------------------------------------------------------------------------------------------------------------------------------
Hanover Insurance      Commercial General               ZHD487335502       08/10/95     General Agg.              1,000,000
                       Liability - Occurrence                              08/10/96     Prod. Comp/Op Agg.          500,000
                                                                                        Each Occur.                 500,000
                                                                                        Fire Damage (any 1 fire)     50,000
                                                                                        Med. Exp. (any 1 pers.)       5,000

                       Automobile Liability             AED477173500       08/01/95     Combined Single Limit       500,000
                         Scheduled Autos                                   08/10/96
                         Hired Autos
                         Non-owned Autos

Association            Worker's Comp & Empl.            WC0008715          08/10/95     Statutory Limits
Casualty               Liability                                           08/10/96       Each Accid.               500,000
                                                                                          Disease - Policy Limit    500,000
                                                                                          Disease - Each Empl.      500.000
Gulf Underwriters      Other                            GU6105123          08/10/95     Limit                     1,000,000
                         Professional Liability                            08/10/96


RECORDEX ACQUISITION CORP.

Carrier                Type of Coverage                 Policy Number      Effective    Limits
                                                                           Dates
- - ------------------------------------------------------------------------------------------------------------------------------
Atlantic Mutual        Commercial General               488-30-14-52       07/17/95     General Agg.              1,000,000
Ins. Co.               Liability - Occurrence                              07/17/96     Prod. Comp/op Ag.         1,000,000
                                                                                        Pers. & Adv. Inj.         1,000,000
                                                                                        Each Occur.               1,000,000
                                                                                        Fire Damage (any 1 fire)    100,000
                                                                                        Med. Exp. (any 1 pers.)       5,000

                       Automobile Liability             488-30-14-52       07/17/95     Combined Single Limit     1,000,000
                         Hired/Autos                                       07/17/96

                         Non-owned Autos

                       Excess Liability                 488-30-14-52       04/18/96     Each Occur.               1,000,000
                                                                           07/17/96     Aggreg.                   1,000,000
                                                                                        Retain                       10,000

                       Commercial Application           488-30-14-52       07/17/95     Premises 1 Bldg. 1
                                                                           07/17/96     Contents                   100,000*
                       Property                                                            Coins %  80
                                                                                           Valuation AC
                                                                                           Cause of Loss (allrisk)
                                                                                           Deductible  250
                                                                                        Assets Rec.                100,000*
                                                                                        Extra Exp.                  25,000*
                                                                                         40/80/100
                                                                                        Power failure              100,000*
                                                                                          Deductible 72 hours


Carrier                Type of Coverage                 Policy Number      Effective    Limits
                                                                           Dates
- - ------------------------------------------------------------------------------------------------------------------------------
                       Equipment Floater                488-30-14-52       07/17/95       Coverage/Deductible
                                                                           07/17/96       Computer Equip. at ea
                                                                                          location
                                                                                          Hardware $50,000 w/$500 ded.
                                                                                          Date & Media $25,000
                                                                                          While in Transit $25,000

                       Crime                            488-30-14-52       07/17/95      Empl. Dishonesty Blanket    25,000
                                                                           07/17/96      Forgery or Alteration       25,000
                                                                                         Theft, Disapp. & Dest.
                                                                                           Inside Prem.              10,000
                                                                                           Outside Prem.             10,000


RESEARCHERS ACQUISITION CORP.

Carrier                Type of Coverage                    Policy Number    Effective    Limits
                                                                            Dates
- - ------------------------------------------------------------------------------------------------------------------------------
TIG Insurance          Commercial General Liability -      T735026975       09/01/95     General Agg.               2,000,000
Company                Occurrence                                           09/01/96     Prod. Comp/Op              2,000,000
                                                                                         Pers. & Adv. Inj.          1,000,000
                                                                                         Each Occur.                1,000,000
                                                                                         Fire Damage (any 1 fire)     100,000

                                                                                         Med. Exp. (any 1 pers.)        5,000
                       Automobile Liability                CA31343930       09/01/95     Combined Single Limit      1,000,000
                         Any Auto                                           09/01/96
                         Hired Autos
                         Non-owned autos

                       Other                               T735026975       09/01/95     $2,177,857 Limit, 1,000 Deductible
                         Business Personal Property                         09/01/96


                                  SCHEDULE 9.5

                                  INVESTMENTS




D.P.A.S. Acquisition Corp.

1. Wage advance was made to Neil Sullivan (sales manager) on 03/26/96 in the amount of $3,500.00. The payback schedule is $100 per month for 35 months.